UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2015

Date of reporting period: August 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

AUG    08.31.15

ANNUAL REPORT

AB TAX-MANAGED WEALTH

STRATEGIES

+	AB WEALTH APPRECIATION STRATEGY
+	AB BALANCED WEALTH STRATEGY
+	AB CONSERVATIVE WEALTH STRATEGY

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of
AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

October 20, 2015

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the annual reporting period ended August 31, 2015. Effective January 20, 2015, the Strategies’ name changed from AllianceBernstein Tax-Managed Wealth Strategies to AB Tax-Managed Wealth Strategies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategies may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategies may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

AB Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

The AB Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of approximately 73% in equity securities of companies, or traditional equity investments, and approximately 28% in diversification investments. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, between US and non-US markets and among diversification investments. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each) for the traditional equity component of the Strategy, with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in traditional equity growth and value, and in US and non-US company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to

AB TAX-MANAGED WEALTH STRATEGIES •	1

shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 8% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 5% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 15% of its assets in the Volatility

Management Portfolio, which is managed by the Adviser. This Underlying Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

2	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

The AB Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments (described below) to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 29% equity securities of companies, or traditional equity investments, 41% traditional tax-exempt debt securities and 30% diversification investments (a portion of which includes tax-exempt debt securities) with a goal of providing moderate upside potential without excessive volatility. Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 6% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset

AB TAX-MANAGED WEALTH STRATEGIES •	3

Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 3% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 11% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Underlying Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code (the “Code”) or the related rules, regulations and interpretations of the

Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy may become 60% equity securities and 40% debt securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

In selecting tax-exempt fixed-income investments for the Strategy’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties. These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed- income research analysts and economists. The Strategy’s fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest

4	• AB TAX-MANAGED WEALTH STRATEGIES

more than 25% of its total assets in securities rated at the time of purchase below investment-grade.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected”.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AB Tax-Managed Conservative Wealth Strategy

Investment Objective and Policies

The AB Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of 19% equity securities of companies, or traditional equity investments, 58% traditional tax-exempt debt securities and 24% diversification investments with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. Within the traditional equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking

AB TAX-MANAGED WEALTH STRATEGIES •	5

returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 4% of its assets in this Underlying Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 1% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 9% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. The Underlying Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

In selecting tax-exempt fixed-income investments for the Strategy’s traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and that may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts

6	• AB TAX-MANAGED WEALTH STRATEGIES

and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Portfolio, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are inflation-protected.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 13-17 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended

August 31, 2015. Each Strategy’s blended benchmark is as follows: AB Tax-Managed Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index/40% Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US; AB Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Index/50% Barclays 5-Year General Obligation (“GO”) Municipal Bond Index; and AB Tax-Managed Conservative Wealth Strategy, 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index.

Class A shares of the Tax-Managed Balanced Wealth Strategy underperformed the primary and blended benchmarks for both periods, before sales charges. On an absolute level, for both periods, performance was negatively impacted by the allocation to Multi-Asset Real Return, affected by the sharp decline in oil and commodity prices. The allocation to Multi-Manager Alternative Strategy also detracted for both periods. For the 12-month period, the allocation to US growth stocks contributed the most, while the allocation to intermediate municipal bonds contributed for the six-month period.

Class A shares of the Tax-Managed Wealth Appreciation Strategy underperformed the primary benchmark and outperformed the blended benchmark during both periods, before sales charges (although certain share classes underperformed during the 12-month period). On an absolute level, for both periods, performance was negatively impacted by the allocation to Multi-Asset Real Return, which was affected

AB TAX-MANAGED WEALTH STRATEGIES •	7

by the sharp decline in oil and commodity prices. The allocation to Multi-Manager Alternative Strategy also detracted for both periods. For the 12-month period, the allocation to US growth stocks contributed the most; for the six-month period, there were no contributors to absolute returns.

Class A shares of the Tax-Managed Conservative Wealth Strategy underperformed the primary and the blended benchmarks for both periods, before sales charges. On an absolute level, for both periods, performance was negatively impacted by the allocation to the Multi-Asset Real Return Portfolio, which was affected by the sharp decline in oil and commodity prices. The allocation to the Multi-Manager Alternative Strategy Fund also detracted for both periods. For the 12-month period, the allocation to US growth stocks contributed most, while the allocation to inflation protected bonds contributed for the six-month period.

The Tax-Managed Wealth Appreciation Strategy utilized derivatives in the form of futures and forwards for hedging and investment purposes, which detracted from performance for the six-month period and added to performance for the 12-month period. The Tax-Managed Balanced Wealth Strategy utilized futures, forwards and inflation swaps for hedging and investment purposes. Futures added to performance for both periods, forwards detracted for the six-month period and added for the 12-month period and inflation swaps detracted for both periods. The Tax-Managed Conservative Wealth Strategy utilized forwards and inflation swaps for hedging and invest-

ment purposes. Forwards detracted from performance for the six-month period and added for the 12-month period; inflation swaps detracted for both periods.

Market Review and Investment Strategy

Global stocks declined for the 12-month period, while fixed-income markets were mixed. While capital markets overall were negatively affected by a sharp decline in oil and commodity prices, combined with events in Greece and China, US equity markets managed to post slight gains.

Global equities began the period under heavy pressure, driven by worries over economic weakness in China and Europe. Ongoing geopolitical turmoil in the Ukraine and elsewhere also played a role. Markets saw a slight respite after negotiations between Greece and its official creditors were resolved in July, but a sharp drop in the price of oil and volatile trading in China’s mainland stock markets prompted a global sell-off in August.

Bond markets were volatile for the 12-month period as well. Markets remained preoccupied with central bank policies, which appeared to diverge. Speculation over the timing of an increase in US interest rates caused the US yield curve to flatten during the period. Meanwhile, central banks in Europe, Canada and China relaxed policy to offset weaker growth, sending government bond yields lower in those regions where central banks have adopted stimulus measures. Municipal bonds ended both periods in positive territory.

8	• AB TAX-MANAGED WEALTH STRATEGIES

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2015, the Strategies’ percentages of total investments in insured bonds and in insured bonds that have been prefunded (A type of bond issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date) are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM† Bonds*
Tax-Managed Conservative Wealth Strategy	10.38%	0.00%
Tax-Managed Balanced Wealth Strategy	9.23%	3.82%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal components generally invest in investment-grade securities, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

AB TAX-MANAGED WEALTH STRATEGIES •	9

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index, the MSCI ACWI ex-US, and the Barclays 5-Year GO Municipal Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Strategies’ investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategies invest in securities of emerging market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, or US or non-US securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than another.

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in fixed-income securities. When interest rates rise, the value of investments

(Disclosures, Risks and Note about Historical Performance continued on next page)

10	• AB TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: (Tax-Managed Balanced Wealth Strategy) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Their securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategies’ investments or performance. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus. As with all investments, you may lose money by investing in the Strategies.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	11

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

12	• AB TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Wealth Appreciation Strategy*
Class A	-6.09%	-4.34%

Class B†	-6.47%	-5.09%

Class C	-6.42%	-4.99%

Advisor Class‡	-6.02%	-4.10%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: MSCI ACWI ex-US	-8.91%	-12.35%

Blended Benchmark: 60% S&P 500 Index / 40% MSCI ACWI ex-US	-6.74%	-4.77%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12- month periods ended August 31, 2015, by 0.04% and 0.04%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/05 to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

14	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Balanced Wealth Strategy*
Class A	-3.20%	-2.19%

Class B†	-3.63%	-2.98%

Class C	-3.62%	-2.96%

Advisor Class‡	-3.12%	-1.96%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	0.28%	1.09%

Secondary Benchmark: S&P 500 Index	-5.32%	0.48%

Blended Benchmark: 50% Barclays 5 Year GO Municipal Bond Index/50% S&P 500	-2.50%	0.94%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12- month periods ended August 31, 2015, by 0.04% and 0.05%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡       Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/05 to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

16	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Conservative Wealth Strategy*
Class A	-2.26%	-1.63%

Class B†	-2.53%	-2.30%

Class C	-2.53%	-2.28%

Advisor Class‡	-2.07%	-1.31%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	0.28%	1.09%

Secondary Benchmark: S&P 500 Index	-5.32%	0.48%

Blended Benchmark: 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index	-1.38%	1.04%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12-month periods ended August 31, 2015, by 0.03% and 0.04%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Conservative Wealth Strategy Class A shares (from 8/31/05 to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

18	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.34%	-8.39%
5 Years	10.30%	9.35%
10 Years	3.59%	3.15%

Class B Shares
1 Year	-5.09%	-8.83%
5 Years	9.48%	9.48%
10 Years(a)	2.97%	2.97%

Class C Shares
1 Year	-4.99%	-5.92%
5 Years	9.52%	9.52%
10 Years	2.85%	2.85%

Advisor Class Shares*
1 Year	-4.10%	-4.10%
5 Years	10.62%	10.62%
10 Years	3.89%	3.89%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.21%, 1.99%, 1.97% and 0.96% for Class A, Class B, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios to 1.13%, 1.93%, 1.89% and 0.88% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.89%
5 Years	6.79%
10 Years	2.59%

Class B Shares
1 Year	-8.30%
5 Years	6.92%
10 Years(a)	2.43%

Class C Shares
1 Year	-5.44%
5 Years	6.95%
10 Years	2.31%

Advisor Class Shares*
1 Year	-3.50%
5 Years	8.03%
10 Years	3.34%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

20	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
Returns

Class A Shares
1 Year	-8.53%
5 Years	6.40%
10 Years	2.28%

Class B Shares
1 Year	-8.67%
5 Years	6.73%
10 Years(a)	2.20%

Class C Shares
1 Year	-5.90%
5 Years	6.72%
10 Years	2.12%

Advisor Class Shares*
1 Year	-4.25%
5 Years	7.57%
10 Years	2.97%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)

Class A Shares
1 Year	-4.10%
5 Years	5.28%
10 Years	2.05%

Class B Shares
1 Year	-4.44%
5 Years	5.41%
10 Years(a)	1.90%

Class C Shares
1 Year	-2.78%
5 Years	5.42%
10 Years	1.82%

Advisor Class Shares*
1 Year	-1.56%
5 Years	6.28%
10 Years	2.64%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.19%	-6.36%
5 Years	5.59%	4.68%
10 Years	3.52%	3.08%

Class B Shares
1 Year	-2.98%	-6.73%
5 Years	4.82%	4.82%
10 Years(a)	2.92%	2.92%

Class C Shares
1 Year	-2.96%	-3.90%
5 Years	4.83%	4.83%
10 Years	2.79%	2.79%

Advisor Class Shares*
1 Year	-1.96%	-1.96%
5 Years	5.87%	5.87%
10 Years	3.83%	3.83%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.31%, 2.08%, 2.06% and 1.06% for Class A, Class B, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios to 1.25%, 2.03%, 2.00% and 0.99% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

22	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.81%
5 Years	3.61%
10 Years	2.87%

Class B Shares
1 Year	-6.19%
5 Years	3.74%
10 Years(a)	2.72%

Class C Shares
1 Year	-3.34%
5 Years	3.75%
10 Years	2.58%

Advisor Class Shares*
1 Year	-1.46%
5 Years	4.80%
10 Years	3.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	23

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
Returns

Class A Shares
1 Year	-6.66%
5 Years	3.29%
10 Years	2.66%

Class B Shares
1 Year	-6.94%
5 Years	3.50%
10 Years(a)	2.55%

Class C Shares
1 Year	-4.11%
5 Years	3.51%
10 Years	2.43%

Advisor Class Shares*
1 Year	-2.38%
5 Years	4.45%
10 Years	3.37%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)

Class A Shares
1 Year	-2.63%
5 Years	2.96%
10 Years	2.46%

Class B Shares
1 Year	-2.87%
5 Years	3.00%
10 Years(a)	2.26%

Class C Shares
1 Year	-1.24%
5 Years	3.02%
10 Years	2.15%

Advisor Class Shares*
1 Year	-0.12%
5 Years	3.93%
10 Years	3.09%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

24	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.63%	-5.83%
5 Years	3.65%	2.75%
10 Years	2.77%	2.32%

Class B Shares
1 Year	-2.30%	-6.08%
5 Years	2.92%	2.92%
10 Years(a)	2.18%	2.18%

Class C Shares
1 Year	-2.28%	-3.22%
5 Years	2.92%	2.92%
10 Years	2.05%	2.05%

Advisor Class Shares*
1 Year	-1.31%	-1.31%
5 Years	3.97%	3.97%
10 Years	3.07%	3.07%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.69%, 2.41%, 2.40% and 1.39% for Class A, Class B, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	25

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.35%
5 Years	2.06%
10 Years	2.17%

Class B Shares
1 Year	-5.65%
5 Years	2.23%
10 Years(a)	2.05%

Class C Shares
1 Year	-2.78%
5 Years	2.23%
10 Years	1.91%

Advisor Class Shares*
1 Year	-0.84%
5 Years	3.25%
10 Years	2.93%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

26	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
Returns

Class A Shares
1 Year	-6.24%
5 Years	1.65%
10 Years	1.86%

Class B Shares
1 Year	-6.44%
5 Years	1.90%
10 Years(a)	1.77%

Class C Shares
1 Year	-3.58%
5 Years	1.90%
10 Years	1.65%

Advisor Class Shares*
1 Year	-1.80%
5 Years	2.82%
10 Years	2.59%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015

Class A Shares
1 Year	-2.37%
5 Years	1.71%
10 Years	1.95%

Class B Shares
1 Year	-2.58%
5 Years	1.78%
10 Years(a)	1.75%

Class C Shares
1 Year	-0.95%
5 Years	1.78%
10 Years	1.65%

Advisor Class Shares*
1 Year	0.23%
5 Years	2.67%
10 Years	2.58%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

AB TAX-MANAGED WEALTH STRATEGIES •	27

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.10	$4.55	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class B
Actual	$1,000	$935.30	$8.24	1.69%
Hypothetical**	$1,000	$1,016.69	$8.59	1.69%
Class C
Actual	$1,000	$935.80	$8.25	1.69%
Hypothetical**	$1,000	$1,016.69	$8.59	1.69%
Advisor Class
Actual	$1,000	$939.80	$3.32	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

28	• AB TAX-MANAGED WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.00	$5.75	1.16%
Hypothetical**	$1,000	$1,019.36	$5.90	1.16%
Class B
Actual	$1,000	$963.70	$9.50	1.92%
Hypothetical**	$1,000	$1,015.53	$9.75	1.92%
Class C
Actual	$1,000	$963.80	$9.45	1.91%
Hypothetical**	$1,000	$1,015.58	$9.70	1.91%
Advisor Class
Actual	$1,000	$968.80	$4.52	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%

AB Tax-Managed Conservative Wealth Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$977.40	$5.53	1.11%
Hypothetical**	$1,000	$1,019.61	$5.65	1.11%
Class B
Actual	$1,000	$974.70	$9.01	1.81%
Hypothetical**	$1,000	$1,016.08	$9.20	1.81%
Class C
Actual	$1,000	$974.70	$9.01	1.81%
Hypothetical**	$1,000	$1,016.08	$9.20	1.81%
Advisor Class
Actual	$1,000	$979.30	$4.04	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB TAX-MANAGED WEALTH STRATEGIES •	29

Expense Example

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $699.9

*	All data are as of August 31, 2015. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

30	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $149.7

*	All data are as of August 31, 2015. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

AB TAX-MANAGED WEALTH STRATEGIES •	31

Portfolio Summary

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

*	All data are as of August 31, 2015. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”).These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (“N/A”) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

32	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $48.9

*	All data are as of August 31, 2015. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

AB TAX-MANAGED WEALTH STRATEGIES •	33

Portfolio Summary

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

*	All data are as of August 31, 2015. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

34	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

AB TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.2%
Financials – 13.4%
Banks – 5.7%
Axis Bank Ltd.	99,480	$759,748
Banco Macro SA (ADR)(a)	13,230	592,175
Bank Hapoalim BM	134,320	681,250
Bank Mandiri Persero Tbk PT	110,500	71,505
Bank of America Corp.	303,666	4,961,902
Bank of Baroda	218,620	606,467
Bank of China Ltd. – Class H	2,287,000	1,041,652
Bank of Montreal	8,860	478,154
Bank of Queensland Ltd.	163,001	1,469,657
China Merchants Bank Co., Ltd. – Class H	214,000	506,210
Citigroup, Inc.	48,247	2,580,250
Citizens Financial Group, Inc.	94,998	2,357,850
Comerica, Inc.	18,700	822,800
Danske Bank A/S	58,510	1,809,591
Fifth Third Bancorp	16,200	322,704
HDFC Bank Ltd.	63,430	976,378
ICICI Bank Ltd.	88,760	373,344
ING Groep NV	131,363	2,012,801
Intesa Sanpaolo SpA	226,580	824,379
JPMorgan Chase & Co.	60,848	3,900,357
KB Financial Group, Inc.	30,792	928,874
KeyCorp	16,600	228,084
Mitsubishi UFJ Financial Group, Inc.	422,200	2,784,907
PNC Financial Services Group, Inc. (The)	7,256	661,167
Shinhan Financial Group Co., Ltd.	8,870	297,443
SunTrust Banks, Inc.	8,463	341,651
Toronto-Dominion Bank (The)	22,900	913,493
UniCredit SpA	162,590	1,060,488
US Bancorp	5,700	241,395
Wells Fargo & Co.	99,873	5,326,227

		39,932,903

Capital Markets – 1.7%
Affiliated Managers Group, Inc.(a)	10,550	1,966,942
Bank of New York Mellon Corp. (The)	15,300	608,940
BlackRock, Inc. – Class A	4,340	1,312,720
Credit Suisse Group AG (REG)(a)	18,330	493,398
Goldman Sachs Group, Inc. (The)	7,102	1,339,437
Morgan Stanley	24,159	832,278
Partners Group Holding AG	3,890	1,254,607
State Street Corp.	6,876	494,522
UBS Group AG	181,119	3,746,561

		12,049,405

AB TAX-MANAGED WEALTH STRATEGIES •	35

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 0.8%
Capital One Financial Corp.	36,100	$2,806,775
Discover Financial Services	21,693	1,165,565
Shriram Transport Finance Co., Ltd.	45,288	553,979
Springleaf Holdings, Inc.(a)	25,529	1,142,678

		5,668,997

Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc. – Class B(a)	9,400	1,259,976
Challenger Ltd./Australia	148,460	754,283
Grenkeleasing AG	1,720	282,855
Voya Financial, Inc.	29,201	1,257,979

		3,555,093

Insurance – 3.6%
ACE Ltd.	5,246	535,931
Admiral Group PLC	103,220	2,443,062
AIA Group Ltd.	712,800	3,933,691
Allstate Corp. (The)	42,000	2,447,760
American Financial Group, Inc./OH	23,500	1,622,910
American International Group, Inc.	21,754	1,312,636
Aon PLC	17,655	1,649,683
Assicurazioni Generali SpA	77,052	1,409,228
Aviva PLC	97,746	719,663
BB Seguridade Participacoes SA	138,300	1,094,456
Chubb Corp. (The)	3,712	448,447
First American Financial Corp.	11,503	447,007
Hanover Insurance Group, Inc. (The)	12,133	957,294
NN Group NV	27,530	840,252
Progressive Corp. (The)	9,400	281,624
Prudential PLC	159,430	3,440,871
Suncorp Group Ltd.	55,973	510,779
Travelers Cos., Inc. (The)	8,900	885,995
Unum Group	4,900	164,346

		25,145,635

Real Estate Investment Trusts (REITs) – 0.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	419,250	359,227
RLJ Lodging Trust	21,663	596,599

		955,826

Real Estate Management & Development – 0.5%
Ayala Land, Inc.	1,065,700	818,774
Global Logistic Properties Ltd.	1,242,000	1,955,415
Lend Lease Group	61,400	607,544

		3,381,733

36	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp. Ltd.	145,540	$2,594,916
LIC Housing Finance Ltd.	80,967	539,073

		3,133,989

		93,823,581

Consumer Discretionary – 13.1%
Auto Components – 1.5%
Aisin Seiki Co., Ltd.	33,000	1,186,599
Continental AG	6,570	1,391,594
Hankook Tire Co., Ltd.	32,680	1,020,243
Lear Corp.	15,203	1,562,716
Magna International, Inc. – Class A	52,760	2,595,265
Plastic Omnium SA	19,340	499,287
Sumitomo Electric Industries Ltd.	95,500	1,306,828
Valeo SA	8,120	1,016,852

		10,579,384

Automobiles – 1.4%
Chongqing Changan Automobile Co., Ltd. – Class B	202,600	321,236
Ford Motor Co.	60,542	839,718
General Motors Co.	25,027	736,795
Great Wall Motor Co., Ltd. – Class H	99,000	263,628
Honda Motor Co., Ltd.	60,000	1,887,245
Hyundai Motor Co.	1,990	250,448
Isuzu Motors Ltd.	59,500	674,025
Kia Motors Corp.	6,030	248,009
Peugeot SA(a)	102,900	1,769,046
Tata Motors Ltd.(a)	93,618	483,426
Tata Motors Ltd. – Class A(a)	20,976	75,109
Toyota Motor Corp.	44,700	2,642,048

		10,190,733

Diversified Consumer Services – 0.3%
Estacio Participacoes SA	106,700	366,881
Kroton Educacional SA	181,800	435,119
TAL Education Group (ADR)(a)	38,996	1,196,007

		1,998,007

Hotels, Restaurants & Leisure – 1.3%
Carnival Corp.	6,614	325,607
Melco International Development Ltd.	607,000	944,339
Merlin Entertainments PLC(b)	77,412	458,196
Sodexo SA	26,210	2,301,656
Starbucks Corp.	81,990	4,485,673
Yum! Brands, Inc.	5,940	473,834

		8,989,305

AB TAX-MANAGED WEALTH STRATEGIES •	37

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.0%
PulteGroup, Inc.	8,900	$184,141

Internet & Catalog Retail – 0.7%
Priceline Group, Inc. (The)(a)	2,718	3,393,804
TripAdvisor, Inc.(a)	6,837	477,906
Vipshop Holdings Ltd. (ADR)(a)	49,660	893,383

		4,765,093

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	36,700	847,823

Media – 2.5%
Comcast Corp. – Class A	105,570	5,946,758
CTS Eventim AG & Co. KGaA	29,785	1,038,959
Liberty Global PLC – Series C(a)	34,997	1,570,315
Naspers Ltd. – Class N	1,790	231,713
Thomson Reuters Corp.	5,543	215,179
Time Warner, Inc.	28,024	1,992,506
Twenty-First Century Fox, Inc. – Class A	6,332	173,434
Vivendi SA	42,519	1,049,489
Walt Disney Co. (The)	51,788	5,276,161

		17,494,514

Multiline Retail – 1.2%
B&M European Value Retail SA	261,881	1,300,006
Dollar General Corp.	22,000	1,638,780
Dollar Tree, Inc.(a)	17,990	1,371,917
Kohl’s Corp.	31,837	1,624,642
Macy’s, Inc.	13,283	778,517
Target Corp.	18,920	1,470,273

		8,184,135

Specialty Retail – 2.7%
American Eagle Outfitters, Inc.	14,724	250,603
Foot Locker, Inc.	17,809	1,260,699
Foschini Group Ltd. (The)	63,330	715,465
GameStop Corp. – Class A	39,100	1,660,968
Home Depot, Inc. (The)	51,978	6,053,358
Kingfisher PLC	97,080	527,585
L’Occitane International SA	182,500	413,381
O’Reilly Automotive, Inc.(a)	5,210	1,250,765
Office Depot, Inc.(a)	130,668	1,036,197
Ross Stores, Inc.	14,810	720,062
Sports Direct International PLC(a)	221,722	2,682,271
Staples, Inc.	61,002	866,838
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,507	1,186,782

		18,624,974

38	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.4%
Cie Financiere Richemont SA	23,895	$1,785,372
Eclat Textile Co., Ltd.	65,160	979,969
Global Brands Group Holding Ltd.(a)	1,354,000	256,492
Hugo Boss AG	10,284	1,173,510
Kering	2,170	371,378
NIKE, Inc. – Class B	41,615	4,650,476
Samsonite International SA	261,000	814,754

		10,031,951

		91,890,060

Information Technology – 11.9%
Communications Equipment – 0.5%
Cisco Systems, Inc.	75,668	1,958,288
F5 Networks, Inc.(a)	9,719	1,179,984

		3,138,272

Electronic Equipment, Instruments & Components – 0.8%
Amphenol Corp. – Class A	47,375	2,480,555
China Railway Signal & Communication Corp., Ltd.(a)(b)	1,324,010	1,026,742
Keysight Technologies, Inc.(a)	39,660	1,270,706
Largan Precision Co., Ltd.	10,000	930,626

		5,708,629

Internet Software & Services – 3.0%
Baidu, Inc. (Sponsored ADR)(a)	14,758	2,173,116
Facebook, Inc. – Class A(a)	72,561	6,489,130
Google, Inc. – Class A(a)	2,315	1,499,703
Google, Inc. – Class C(a)	10,375	6,414,344
Tencent Holdings Ltd.	105,200	1,761,786
Twitter, Inc.(a)	82,960	2,305,458

		20,643,537

IT Services – 1.5%
Booz Allen Hamilton Holding Corp.	14,353	383,225
Cognizant Technology Solutions Corp. – Class A(a)	14,132	889,468
Tata Consultancy Services Ltd.	32,280	1,249,103
Visa, Inc. – Class A	89,704	6,395,895
Wirecard AG	6,090	252,741
Xerox Corp.	130,011	1,322,212

		10,492,644

Semiconductors & Semiconductor Equipment – 2.0%
Advanced Semiconductor Engineering, Inc.	471,000	475,487
Altera Corp.	26,386	1,281,040
Applied Materials, Inc.	100,343	1,614,017

AB TAX-MANAGED WEALTH STRATEGIES •	39

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Fairchild Semiconductor International, Inc.(a)	42,451	$577,334
Infineon Technologies AG	74,520	813,102
Intel Corp.	68,450	1,953,563
Novatek Microelectronics Corp.	121,000	406,046
NVIDIA Corp.	118,686	2,668,061
SCREEN Holdings Co., Ltd.	178,000	850,934
Sumco Corp.	90,200	828,187
Taiwan Semiconductor Manufacturing Co., Ltd.	312,000	1,213,932
Tokyo Electron Ltd.	24,200	1,273,271

		13,954,974

Software – 2.1%
Adobe Systems, Inc.(a)	7,450	585,347
ANSYS, Inc.(a)	25,422	2,252,389
Aspen Technology, Inc.(a)	14,790	560,097
Dassault Systemes	27,850	1,929,526
Electronic Arts, Inc.(a)	16,594	1,097,693
Microsoft Corp.	79,853	3,475,203
Mobileye NV(a)	25,684	1,452,687
Nintendo Co., Ltd.	3,800	781,835
Oracle Corp.	49,809	1,847,416
ServiceNow, Inc.(a)	14,498	1,028,778

		15,010,971

Technology Hardware, Storage & Peripherals – 2.0%
Apple, Inc.	83,124	9,373,062
Catcher Technology Co., Ltd.	57,000	582,696
Hewlett-Packard Co.	100,100	2,808,806
Samsung Electronics Co., Ltd.	1,630	1,499,881

		14,264,445

		83,213,472

Health Care – 8.9%
Biotechnology – 1.6%
Biogen, Inc.(a)	19,555	5,813,701
Gilead Sciences, Inc.	51,425	5,403,225

		11,216,926

Health Care Equipment & Supplies – 1.3%
Align Technology, Inc.(a)	22,611	1,279,782
Essilor International SA	4,390	522,595
Intuitive Surgical, Inc.(a)	10,400	5,313,880
Sartorius AG (Preference Shares)	8,776	1,934,086

		9,050,343

Health Care Providers & Services – 2.2%
Aetna, Inc.	23,543	2,696,144
Anthem, Inc.	8,666	1,222,339
Express Scripts Holding Co.(a)	11,400	953,040

40	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Premier, Inc. – Class A(a)	38,847	$1,384,896
Quest Diagnostics, Inc.	11,843	802,956
UnitedHealth Group, Inc.	70,979	8,212,270

		15,271,645

Life Sciences Tools & Services – 1.1%
Eurofins Scientific SE	10,536	3,521,962
Illumina, Inc.(a)	9,204	1,818,803
Mettler-Toledo International, Inc.(a)	4,419	1,310,455
Quintiles Transnational Holdings, Inc.(a)	17,687	1,317,858

		7,969,078

Pharmaceuticals – 2.7%
Aspen Pharmacare Holdings Ltd.(a)	17,830	459,643
GlaxoSmithKline PLC	100,110	2,044,007
Johnson & Johnson	48,800	4,586,224
Merck & Co., Inc.	43,698	2,353,137
Novo Nordisk A/S – Class B	27,222	1,502,936
Pfizer, Inc.	138,168	4,451,773
Roche Holding AG	9,960	2,711,355
Sun Pharmaceutical Industries Ltd.	36,900	491,926

		18,601,001

		62,108,993

Industrials – 8.0%
Aerospace & Defense – 1.4%
Airbus Group SE	16,130	1,050,298
General Dynamics Corp.	4,900	695,947
L-3 Communications Holdings, Inc.	15,411	1,625,398
Northrop Grumman Corp.	3,800	622,212
Rockwell Collins, Inc.	34,950	2,860,657
Safran SA	13,440	1,048,590
Zodiac Aerospace	60,840	1,848,665

		9,751,767

Air Freight & Logistics – 0.1%
Royal Mail PLC	89,870	635,405

Airlines – 1.3%
Air Canada(a)	51,840	442,508
Alaska Air Group, Inc.	18,874	1,412,908
Delta Air Lines, Inc.	38,547	1,687,588
International Consolidated Airlines Group SA(a)	237,680	1,948,010
Japan Airlines Co., Ltd.	29,000	1,029,201
JetBlue Airways Corp.(a)	72,977	1,628,847
Qantas Airways Ltd.(a)	351,876	840,559

		8,989,621

Building Products – 0.1%
Assa Abloy AB – Class B	27,210	519,990

AB TAX-MANAGED WEALTH STRATEGIES •	41

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.6%
APR Energy PLC	107,932	$125,872
Babcock International Group PLC	190,504	2,808,202
Regus PLC	389,962	1,690,576

		4,624,650

Electrical Equipment – 0.9%
Acuity Brands, Inc.	8,450	1,646,652
AMETEK, Inc.	46,204	2,486,699
Eaton Corp. PLC	34,508	1,969,026

		6,102,377

Industrial Conglomerates – 0.7%
Danaher Corp.	33,104	2,880,710
General Electric Co.	85,787	2,129,234

		5,009,944

Machinery – 0.9%
Hoshizaki Electric Co., Ltd.	25,600	1,632,294
ITT Corp.	30,072	1,124,994
JTEKT Corp.	73,400	1,030,464
Wabtec Corp./DE	25,069	2,400,607

		6,188,359

Marine – 0.2%
AP Moeller – Maersk A/S – Class B	271	461,531
Nippon Yusen KK	385,000	1,009,509

		1,471,040

Professional Services – 1.2%
Bureau Veritas SA	97,149	2,214,539
Capita PLC	167,729	3,156,383
Robert Half International, Inc.	23,440	1,196,143
Teleperformance	32,249	2,267,185

		8,834,250

Road & Rail – 0.3%
Canadian National Railway Co.	6,320	351,693
CAR, Inc.(a)	147,000	256,615
Central Japan Railway Co.	10,700	1,751,863

		2,360,171

Trading Companies & Distributors – 0.3%
Brenntag AG	10,540	585,467
Bunzl PLC	47,970	1,269,304

		1,854,771

		56,342,345

Consumer Staples – 5.4%
Beverages – 0.5%
Asahi Group Holdings Ltd.	12,200	401,751
Monster Beverage Corp.(a)	23,452	3,247,164

		3,648,915

42	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	18,640	$2,610,532
CP ALL PCL	586,800	834,895
CVS Health Corp.	60,910	6,237,184
Delhaize Group	19,130	1,711,686
Lenta Ltd. (GDR)(a)(b)	142,422	1,039,642
Magnit PJSC (Sponsored GDR)(b)	10,364	518,148
Olam International Ltd.	595,205	873,199
X5 Retail Group NV (GDR)(a)(b)	26,434	433,518

		14,258,804

Food Products – 0.2%
Archer-Daniels-Midland Co.	8,996	404,730
Bunge Ltd.	2,357	170,765
Ingredion, Inc.	6,333	546,791
Universal Robina Corp.	78,970	327,088

		1,449,374

Household Products – 0.3%
Henkel AG & Co. KGaA	5,380	493,378
Procter & Gamble Co. (The)	20,887	1,476,084

		1,969,462

Personal Products – 0.6%
Estee Lauder Cos., Inc. (The) – Class A	29,252	2,333,432
Hengan International Group Co. Ltd.	24,500	241,847
L’Oreal SA	2,870	490,823
Unilever PLC	17,980	721,086

		3,787,188

Tobacco – 1.8%
Altria Group, Inc.	24,202	1,296,743
British American Tobacco PLC	111,726	5,916,161
Imperial Tobacco Group PLC	13,381	644,079
Japan Tobacco, Inc.	29,500	1,048,412
Philip Morris International, Inc.	45,987	3,669,763

		12,575,158

		37,688,901

Energy – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
BG Group PLC	89,100	1,352,322
Canadian Natural Resources Ltd.	17,460	393,500
Chevron Corp.	20,300	1,644,097
EOG Resources, Inc.	27,451	2,149,688
Exxon Mobil Corp.	55,100	4,145,724
Hess Corp.	31,301	1,860,845
JX Holdings, Inc.	383,600	1,484,315
Lukoil PJSC (London) (Sponsored ADR)	730	28,185
Lukoil PJSC (Sponsored ADR)	9,630	364,190

AB TAX-MANAGED WEALTH STRATEGIES •	43

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Marathon Petroleum Corp.	28,964	$1,370,287
Murphy Oil Corp.	10,555	327,205
Occidental Petroleum Corp.	7,772	567,434
Petroleo Brasileiro SA (Sponsored ADR)(a)	105,700	532,728
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	36,710	963,643
SM Energy Co.	28,952	1,062,538
TOTAL SA	29,230	1,347,690
Valero Energy Corp.	38,005	2,255,217

		21,849,608

Materials – 2.2%
Chemicals – 1.9%
Agrium, Inc. (Toronto)	6,130	636,530
Arkema SA	14,185	999,239
CF Industries Holdings, Inc.	38,493	2,208,728
Essentra PLC	300,795	3,911,026
JSR Corp.	81,200	1,272,965
Koninklijke DSM NV	17,417	914,877
LyondellBasell Industries NV – Class A	20,321	1,735,007
Monsanto Co.	13,249	1,293,765

		12,972,137

Metals & Mining – 0.2%
Alcoa, Inc.	18,212	172,103
Goldcorp, Inc.	46,560	645,880
Novolipetsk Steel OJSC (GDR)(b)	40,680	484,536

		1,302,519

Paper & Forest Products – 0.1%
Mondi PLC	44,974	1,010,734

		15,285,390

Utilities – 2.2%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	21,600	1,172,664
Edison International	34,600	2,023,408
EDP – Energias de Portugal SA	447,810	1,563,738
Electricite de France SA	40,310	869,523
Enel SpA	167,860	754,824
FirstEnergy Corp.	6,551	209,370
Westar Energy, Inc.	22,900	836,995

		7,430,522

Gas Utilities – 0.2%
UGI Corp.	46,050	1,569,384

Independent Power and Renewable Electricity Producers – 0.6%
AES Corp./VA	73,211	878,532
Calpine Corp.(a)	93,651	1,492,797

44	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Huadian Power International Corp., Ltd. – Class H	790,000	$643,496
TerraForm Global, Inc. – Class A(a)	115,242	1,122,457

		4,137,282

Multi-Utilities – 0.2%
PG&E Corp.	23,403	1,160,321
Public Service Enterprise Group, Inc.	8,000	322,000

		1,482,321

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	119,100	516,577

		15,136,086

Telecommunication Services – 2.0%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	28,221	936,937
Bezeq The Israeli Telecommunication Corp., Ltd.	225,053	404,020
BT Group PLC	214,180	1,428,834
China Telecom Corp., Ltd. – Class H	1,190,000	622,506
Nippon Telegraph & Telephone Corp.	60,800	2,319,042
Telefonica Brasil SA (Preference Shares)	81,800	911,007

		6,622,346

Wireless Telecommunication Services – 1.1%
China Mobile Ltd.	84,500	1,034,233
Rogers Communications, Inc. – Class B	9,490	323,956
SK Telecom Co., Ltd.	2,400	494,332
SoftBank Group Corp.	18,800	1,093,846
Sunrise Communications Group AG(a)(b)	7,193	467,305
Tower Bersama Infrastructure Tbk PT(a)	805,500	410,976
Turkcell Iletisim Hizmetleri AS	148,830	582,882
Vodafone Group PLC	520,067	1,790,819
Vodafone Group PLC (Sponsored ADR)	35,600	1,227,488

		7,425,837

		14,048,183

Total Common Stocks (cost $436,217,342)		491,386,619

INVESTMENT COMPANIES – 27.6%
Funds and Investment Trusts – 27.6%
AB Multi-Manager Alternative Strategies Fund Class Z(a)(c)	5,714,847	57,377,065
AB Pooling Portfolio-AB Multi-Asset Real Return Portfolio(c)	5,101,625	31,987,188

AB TAX-MANAGED WEALTH STRATEGIES •	45

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

AB Pooling Portfolio-AB Volatility Management Portfolio(c)	9,244,377	$103,721,911

Total Investment Companies (cost $197,825,057)		193,086,164

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(c)(d) (cost $12,754,567)	12,754,567	12,754,567

Total Investments – 99.6% (cost $646,796,966)		697,227,350
Other assets less liabilities – 0.4%		2,641,344

Net Assets – 100.0%		$699,868,694

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	4	September 2015	$155,087	$146,732	$(8,355)
FTSE 100 Index Futures	2	September 2015	204,399	190,800	(13,599)
TOPIX Index Futures	1	September 2015	136,162	126,490	(9,672)

					$(31,626)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	26,362	USD	832	11/13/15	$20,108
Barclays Bank PLC	USD	411	HKD	3,187	11/13/15	280
Barclays Bank PLC	USD	1,684	SEK	14,297	11/13/15	7,368
Barclays Bank PLC	USD	3,025	SGD	4,200	11/13/15	(57,453)
Citibank	BRL	2,491	USD	683	9/02/15	(3,776)
Citibank	USD	700	BRL	2,491	9/02/15	(13,450)
Citibank	RUB	26,144	USD	453	9/10/15	46,987
Citibank	BRL	2,491	USD	693	10/02/15	13,443
Citibank	EUR	8,229	USD	8,966	11/13/15	(278,276)
Citibank	GBP	5,037	USD	7,862	11/13/15	135,585
Citibank	USD	2,152	GBP	1,379	11/13/15	(37,120)
Credit Suisse International	KRW	519,545	USD	440	11/13/15	1,547
Deutsche Bank AG	SGD	4,200	USD	2,991	11/13/15	24,269
Goldman Sachs Bank USA	AUD	1,074	USD	789	11/13/15	27,571

46	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	CAD	552	USD	423	11/13/15	$3,500
Goldman Sachs Bank USA	GBP	1,379	USD	2,154	11/13/15	38,528
HSBC Bank USA	HKD	37,326	USD	4,815	11/13/15	(828)
HSBC Bank USA	ILS	2,927	USD	771	11/13/15	23,897
JPMorgan Chase Bank	USD	406	EUR	365	11/13/15	3,990
Morgan Stanley & Co., Inc.	BRL	2,491	USD	739	9/02/15	52,408
Morgan Stanley & Co., Inc.	USD	683	BRL	2,491	9/02/15	3,776
Morgan Stanley & Co., Inc.	CAD	3,981	USD	3,059	11/13/15	33,058
Morgan Stanley & Co., Inc.	JPY	330,377	USD	2,663	11/13/15	(65,545)
Morgan Stanley & Co., Inc.	SEK	10,359	USD	1,223	11/13/15	(3,275)
Morgan Stanley & Co., Inc.	USD	825	EUR	751	11/13/15	18,716
Morgan Stanley & Co., Inc.	USD	712	JPY	88,412	11/13/15	18,183
Royal Bank of Scotland PLC	CHF	990	USD	1,017	11/13/15	(9,315)
Royal Bank of Scotland PLC	KRW	666,074	USD	585	11/13/15	22,557
Standard Chartered Bank	AUD	1,579	USD	1,158	11/13/15	37,936
Standard Chartered Bank	JPY	320,515	USD	2,569	11/13/15	(77,657)
Standard Chartered Bank	USD	1,098	JPY	136,955	11/13/15	33,183
State Street Bank & Trust Co.	CHF	258	USD	265	11/13/15	(2,740)
State Street Bank & Trust Co.	GBP	1,176	USD	1,833	11/13/15	28,858
State Street Bank & Trust Co.	JPY	153,653	USD	1,243	11/13/15	(25,874)
State Street Bank & Trust Co.	USD	8,710	CAD	11,483	11/13/15	16,998
State Street Bank & Trust Co.	USD	440	CHF	430	11/13/15	5,447
State Street Bank & Trust Co.	USD	3,327	SEK	28,910	11/13/15	93,837
UBS AG	EUR	1,594	USD	1,762	11/13/15	(29,189)
UBS AG	USD	5,565	EUR	4,988	11/13/15	38,474
UBS AG	USD	4,140	GBP	2,653	11/13/15	(70,553)
UBS AG	USD	766	HKD	5,943	11/13/15	308

						$75,761

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $4,428,087 or 0.6% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

AB TAX-MANAGED WEALTH STRATEGIES •	47

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Glossary:

ADR – American Depositary Receipt

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

TOPIX – Tokyo Price Index

See notes to financial statements.

48	• AB TAX-MANAGED WEALTH STRATEGIES

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AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 53.6%
Long-Term Municipal Bonds – 53.6%
Alabama – 4.6%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/18	$2,040	$2,254,873
Birmingham Water Works Board Series 2010A 5.00%, 1/01/25	3,980	4,571,786

		6,826,659

Arizona – 2.1%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/25	2,100	2,447,382
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/26	410	482,386
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	200	201,562

		3,131,330

California – 3.3%
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/23	365	425,466
State of California Series 2005 5.00%, 3/01/16	2,225	2,279,001
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/20(a)	1,905	2,232,164

		4,936,631

Colorado – 2.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	1,220	1,366,827
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)	710	248,500

AB TAX-MANAGED WEALTH STRATEGIES •	49

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Regional Transportation District COP Series 2014A 5.00%, 6/01/29	$1,475	$1,664,405
Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(c)*	260	161,200

		3,440,932

Connecticut – 4.2%
State of Connecticut Series 2014C 5.00%, 6/15/17	3,275	3,523,507
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/27	2,390	2,761,765

		6,285,272

District of Columbia – 0.9%
District of Columbia AMBAC Series 2007B 5.25%, 6/01/18	1,200	1,341,516

Florida – 6.3%
Citizens Property Insurance Corp NATL Series 2007A 5.00%, 3/01/16 (Pre-refunded/ETM)	3,000	3,070,080
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/22	1,000	1,165,040
County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/25	665	787,393
Series 2015A 5.00%, 10/01/27	200	229,128
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/25	560	650,687
Florida State Board of Education (State of Florida) Series 2015B 5.00%, 6/01/17	285	306,882
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(b)(c)	105	34,650
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(d)	25	12,500

50	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A-1 6.125%, 5/01/35(c)	$15	$15,015
Series 2010A-2 6.125%, 5/01/35(c)	35	35,028
Series 2010B 5.125%, 5/01/17(c)	45	45,271
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	80	79,804
Sarasota County School Board COP Series 2010B 5.00%, 7/01/22	1,165	1,338,363
Tampa Bay Water Series 2011A 5.00%, 10/01/23	1,380	1,622,715

		9,392,556

Georgia – 1.5%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014A 5.00%, 1/01/28	1,980	2,282,425

Illinois – 0.5%
Illinois State Toll Highway Authority Series 2013B 5.00%, 12/01/18	305	341,457
State of Illinois Series 2013 5.00%, 7/01/22	315	338,508
Series 2014 5.00%, 4/01/20	75	80,837

		760,802

Indiana – 2.0%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/19	1,945	2,193,571
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/29	145	159,615
Richmond Hospital Authority (Reid Hospital & Health Care Services, Inc.) Series 2015 5.00%, 1/01/25	580	679,928

		3,033,114

AB TAX-MANAGED WEALTH STRATEGIES •	51

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.1%
Commonwealth of Massachusetts NATL Series 2000E 0.15%, 12/01/30(e)	$100	$92,856

Michigan – 1.7%
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/19	955	1,093,446
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/28	325	363,828
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/28	1,000	1,111,420

		2,568,694

Minnesota – 0.3%
Minneapolis Special School District No 1 COP Series 2013D 5.00%, 2/01/16	460	469,205

Nebraska – 0.1%
Douglas County Hospital Authority No 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/21	155	174,584

Nevada – 0.2%
Clark County School District Series 2015A 5.00%, 6/15/18	315	348,396

New Jersey – 3.9%
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.25%, 1/01/25	1,195	1,354,114
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/20	300	339,051
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18-6/15/20	1,840	1,954,176

52	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority Series 2014A 5.00%, 1/01/29	$1,870	$2,139,373

		5,786,714

New York – 5.9%
City of New York NY Series 2012G 5.00%, 4/01/16	870	894,151
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/23	460	545,316
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013B 5.00%, 11/01/15 (Pre-refunded/ETM)	95	95,740
5.00%, 11/01/15-11/01/26	2,780	3,202,246
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/26	205	241,383
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.017%, 10/01/36(e)	375	341,944
XLCA Series 2004A 0.08%, 1/01/39(e)	400	358,029
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	425	479,247
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/26	1,000	1,180,360
Series 2013B 5.00%, 11/15/20	1,215	1,428,937

		8,767,353

North Carolina – 0.8%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	150	176,363
State of North Carolina Series 2010B 5.00%, 6/01/17	1,000	1,077,320

		1,253,683

AB TAX-MANAGED WEALTH STRATEGIES •	53

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 1.5%
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania) Series 2015 4.00%, 10/01/18	$1,000	$1,088,790
Pennsylvania Turnpike Commission Series 2014C 5.00%, 12/01/26	1,000	1,169,180
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(b)(c)	55	34,100

		2,292,070

Texas – 6.5%
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,000	1,075,960
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21-7/01/22	2,815	3,096,185
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	1,710	1,764,396
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/25	615	726,776
Texas A&M University Series 2009D 5.00%, 5/15/18	2,765	3,065,113

		9,728,430

Utah – 1.0%
State of Utah Series 2010C 5.00%, 7/01/17	1,345	1,453,178

Washington – 2.1%
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/24	1,815	2,126,781
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/22	535	630,102
State of Washington COP Series 2015 5.00%, 7/01/18	225	249,428

54	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(f)	$165	$167,206

		3,173,517

Wisconsin – 1.8%
State of Wisconsin Series 2010C 5.00%, 5/01/18	2,470	2,737,748

Total Municipal Obligations (cost $77,743,234)		80,277,665

	Shares
COMMON STOCKS – 26.2%
Financials – 5.1%
Banks – 2.2%
Axis Bank Ltd.	7,750	59,188
Banco Macro SA (ADR)(d)	1,105	49,460
Bank Hapoalim BM	12,050	61,116
Bank Mandiri Persero Tbk PT	12,000	7,765
Bank of America Corp.	23,916	390,788
Bank of Baroda	19,190	53,234
Bank of China Ltd. – Class H	183,000	83,350
Bank of Montreal	690	37,238
Bank of Queensland Ltd.	13,037	117,545
China Merchants Bank Co., Ltd. – Class H	17,000	40,213
Citigroup, Inc.	3,977	212,690
Citizens Financial Group, Inc.	7,670	190,369
Comerica, Inc.	1,700	74,800
Danske Bank A/S	4,780	147,835
Fifth Third Bancorp	1,200	23,904
HDFC Bank Ltd.	4,950	76,195
ICICI Bank Ltd.	7,110	29,906
ING Groep NV	10,454	160,181
Intesa Sanpaolo SpA	20,510	74,623
JPMorgan Chase & Co.	4,944	316,911
KB Financial Group, Inc.	3,050	92,007
KeyCorp	1,204	16,543
Mitsubishi UFJ Financial Group, Inc.	33,800	222,951
PNC Financial Services Group, Inc. (The)	650	59,228
Shinhan Financial Group Co., Ltd.	630	21,126
SunTrust Banks, Inc.	652	26,321
Toronto-Dominion Bank (The)	1,780	71,005
UniCredit SpA	14,880	97,054
Wells Fargo & Co.	8,199	437,253

		3,250,799

AB TAX-MANAGED WEALTH STRATEGIES •	55

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 0.7%
Affiliated Managers Group, Inc.(d)	869	$162,016
Bank of New York Mellon Corp. (The)	1,750	69,650
BlackRock, Inc. – Class A	354	107,074
Credit Suisse Group AG (REG)(d)	1,470	39,569
Goldman Sachs Group, Inc. (The)	593	111,840
Morgan Stanley	2,091	72,035
Partners Group Holding AG	310	99,981
State Street Corp.	577	41,498
UBS Group AG	14,433	298,556

		1,002,219

Consumer Finance – 0.3%
Capital One Financial Corp.	2,900	225,475
Discover Financial Services	1,818	97,681
Shriram Transport Finance Co., Ltd.	3,530	43,180
Springleaf Holdings, Inc.(d)	2,151	96,279

		462,615

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(d)	850	113,934
Challenger Ltd./Australia	11,340	57,615
GRENKELEASING AG	140	23,023
Voya Financial, Inc.	2,404	103,565

		298,137

Insurance – 1.4%
ACE Ltd.	425	43,418
Admiral Group PLC	10,330	244,495
AIA Group Ltd.	57,200	315,667
Allstate Corp. (The)	3,500	203,980
American Financial Group, Inc./OH	1,800	124,308
American International Group, Inc.	1,761	106,259
Aon PLC	1,250	116,800
Assicurazioni Generali SpA	6,610	120,892
Aviva PLC	7,200	53,011
BB Seguridade Participacoes SA	10,700	84,676
Chubb Corp. (The)	326	39,384
First American Financial Corp.	1,046	40,648
Hanover Insurance Group, Inc. (The)	1,200	94,680
NN Group NV	2,190	66,842
Progressive Corp. (The)	850	25,466
Prudential PLC	12,830	276,901
Suncorp Group Ltd.	4,220	38,509
Travelers Cos., Inc. (The)	1,100	109,505
Unum Group	550	18,447

		2,123,888

56	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	33,460	$28,670
RLJ Lodging Trust	480	13,219

		41,889

Real Estate Management & Development – 0.2%
Ayala Land, Inc.	79,600	61,156
Global Logistic Properties Ltd.	98,000	154,292
Lend Lease Group	4,720	46,704

		262,152

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp., Ltd.	11,450	204,148
LIC Housing Finance Ltd.	6,950	46,273

		250,421

		7,692,120

Consumer Discretionary – 5.0%
Auto Components – 0.6%
Aisin Seiki Co., Ltd.	2,800	100,681
Continental AG	555	117,555
Hankook Tire Co., Ltd.	2,610	81,482
Lear Corp.	1,173	120,572
Magna International, Inc. – Class A	4,250	209,058
Plastic Omnium SA	1,900	49,051
Sumitomo Electric Industries Ltd.	7,400	101,262
Valeo SA	646	80,897

		860,558

Automobiles – 0.6%
Chongqing Changan Automobile Co., Ltd. – Class B	16,700	26,479
Ford Motor Co.	4,920	68,240
General Motors Co.	2,175	64,032
Great Wall Motor Co., Ltd. – Class H	7,000	18,640
Honda Motor Co., Ltd.	4,700	147,834
Hyundai Motor Co.	140	17,620
Isuzu Motors Ltd.	5,300	60,039
Kia Motors Corp.	420	17,274
Peugeot SA(d)	8,170	140,458
Tata Motors Ltd.(d)	6,206	32,047
Tata Motors Ltd. – Class A(d)	3,659	13,102
Toyota Motor Corp.	3,600	212,782

		818,547

Diversified Consumer Services – 0.1%
Estacio Participacoes SA	8,600	29,571
Kroton Educacional SA	14,700	35,183
TAL Education Group (ADR)(d)	3,199	98,113

		162,867

AB TAX-MANAGED WEALTH STRATEGIES •	57

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.5%
Carnival Corp.	536	$26,388
Melco International Development Ltd.	47,000	73,120
Merlin Entertainments PLC(f)	6,227	36,857
Sodexo SA	2,080	182,657
Starbucks Corp.	6,590	360,539
Yum! Brands, Inc.	460	36,694

		716,255

Internet & Catalog Retail – 0.3%
Priceline Group, Inc. (The)(d)	218	272,204
TripAdvisor, Inc.(d)	671	46,903
Vipshop Holdings Ltd. (ADR)(d)	3,870	69,621

		388,728

Leisure Products – 0.0%
Bandai Namco Holdings, Inc.	2,800	64,684

Media – 1.0%
Comcast Corp. – Class A	8,665	488,100
CTS Eventim AG & Co. KGaA	2,540	88,600
Liberty Global PLC – Series C(d)	2,794	125,367
Naspers Ltd. – Class N	145	18,770
Thomson Reuters Corp.	488	18,944
Time Warner, Inc.	2,155	153,220
Twenty-First Century Fox, Inc. – Class A	514	14,078
Vivendi SA	3,390	83,675
Walt Disney Co. (The)	4,172	425,043

		1,415,797

Multiline Retail – 0.4%
B&M European Value Retail SA	20,825	103,378
Dollar General Corp.	1,700	126,633
Dollar Tree, Inc.(d)	1,460	111,340
Kohl’s Corp.	2,350	119,920
Macy’s, Inc.	1,077	63,123
Target Corp.	1,534	119,207

		643,601

Specialty Retail – 1.0%
American Eagle Outfitters, Inc.	1,735	29,530
Foot Locker, Inc.	1,732	122,608
Foschini Group Ltd. (The)	5,040	56,939
GameStop Corp. – Class A	2,850	121,068
Home Depot, Inc. (The)	4,265	496,702
Kingfisher PLC	8,320	45,215
L’Occitane International SA	13,000	29,446
O’Reilly Automotive, Inc.(d)	430	103,230
Office Depot, Inc.(d)	11,376	90,212
Ross Stores, Inc.	1,294	62,914

58	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Sports Direct International PLC(d)	18,172	$219,835
Staples, Inc.	5,147	73,139
Ulta Salon Cosmetics & Fragrance, Inc.(d)	617	97,542

		1,548,380

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	1,905	142,337
Eclat Textile Co., Ltd.	5,080	76,400
Global Brands Group Holding Ltd.(d)	112,000	21,216
HUGO BOSS AG	830	94,712
Kering	220	37,651
NIKE, Inc. – Class B	3,384	378,162
Samsonite International SA	20,200	63,058

		813,536

		7,432,953

Information Technology – 4.4%
Communications Equipment – 0.2%
Cisco Systems, Inc.	6,423	166,227
F5 Networks, Inc.(d)	760	92,272

		258,499

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	3,703	193,889
China Railway Signal & Communication Corp., Ltd.(d)(f)	106,000	82,201
Keysight Technologies, Inc.(d)	3,814	122,200

		398,290

Internet Software & Services – 1.0%
Baidu, Inc. (Sponsored ADR)(d)	1,214	178,762
Facebook, Inc. – Class A(d)	5,860	524,060
Google, Inc. – Class A(d)	187	121,142
Google, Inc. – Class C(d)	814	503,255
Tencent Holdings Ltd.	8,400	140,675
Twitter, Inc.(d)	4,200	116,718

		1,584,612

IT Services – 0.5%
Booz Allen Hamilton Holding Corp.	1,221	32,601
Cognizant Technology Solutions Corp. – Class A(d)	845	53,184
Tata Consultancy Services Ltd.	2,570	99,448
Visa, Inc. – Class A	7,280	519,064
Wirecard AG	490	20,336
Xerox Corp.	9,682	98,466

		823,099

AB TAX-MANAGED WEALTH STRATEGIES •	59

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.8%
Advanced Semiconductor Engineering, Inc.	100,000	$100,953
Altera Corp.	2,214	107,490
Applied Materials, Inc.	8,240	132,540
Infineon Technologies AG	6,300	68,740
Intel Corp.	5,598	159,767
Novatek Microelectronics Corp.	8,000	26,846
NVIDIA Corp.	9,323	209,581
SCREEN Holdings Co., Ltd.	16,000	76,488
Sumco Corp.	7,500	68,863
Taiwan Semiconductor Manufacturing Co., Ltd.	21,000	81,707
Tokyo Electron Ltd.	2,000	105,229

		1,138,204

Software – 0.8%
Adobe Systems, Inc.(d)	580	45,570
ANSYS, Inc.(d)	2,153	190,756
Aspen Technology, Inc.(d)	1,230	46,580
Dassault Systemes	2,240	155,193
Electronic Arts, Inc.(d)	1,400	92,610
Microsoft Corp.	6,542	284,708
Mobileye NV(d)	2,105	119,059
Nintendo Co., Ltd.	300	61,724
Oracle Corp.	3,942	146,209
ServiceNow, Inc.(d)	1,196	84,868

		1,227,277

Technology Hardware, Storage & Peripherals – 0.8%
Apple, Inc.	6,682	753,462
Catcher Technology Co., Ltd.	5,000	51,114
Hewlett-Packard Co.	7,900	221,674
Samsung Electronics Co., Ltd.	130	119,623

		1,145,873

		6,575,854

Health Care – 3.2%
Biotechnology – 0.6%
Biogen, Inc.(d)	1,604	476,869
Gilead Sciences, Inc.	3,585	376,676

		853,545

Health Care Equipment & Supplies – 0.5%
Align Technology, Inc.(d)	1,856	105,050
Essilor International SA	345	41,069
Intuitive Surgical, Inc.(d)	863	440,950
Sartorius AG (Preference Shares)	718	158,235

		745,304

60	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.8%
Aetna, Inc.	1,145	$131,125
Anthem, Inc.	1,000	141,050
Express Scripts Holding Co.(d)	1,100	91,960
Premier, Inc. – Class A(d)	3,039	108,340
Quest Diagnostics, Inc.	1,100	74,580
UnitedHealth Group, Inc.	5,362	620,384

		1,167,439

Life Sciences Tools & Services – 0.4%
Eurofins Scientific SE	841	281,129
Illumina, Inc.(d)	669	132,201
Mettler-Toledo International, Inc.(d)	303	89,855
Quintiles Transnational Holdings, Inc.(d)	1,440	107,294

		610,479

Pharmaceuticals – 0.9%
Aspen Pharmacare Holdings Ltd.(d)	1,430	36,864
GlaxoSmithKline PLC	8,400	171,508
Johnson & Johnson	3,000	281,940
Merck & Co., Inc.	3,300	177,705
Novo Nordisk A/S – Class B	2,170	119,807
Pfizer, Inc.	11,392	367,050
Roche Holding AG	810	220,502
Sun Pharmaceutical Industries Ltd.	2,970	39,594

		1,414,970

		4,791,737

Industrials – 3.0%
Aerospace & Defense – 0.5%
Airbus Group SE	1,290	83,998
General Dynamics Corp.	425	60,363
L-3 Communications Holdings, Inc.	1,196	126,142
Northrop Grumman Corp.	510	83,507
Rockwell Collins, Inc.	2,020	165,337
Safran SA	1,070	83,481
Zodiac Aerospace	4,955	150,561

		753,389

Air Freight & Logistics – 0.0%
Royal Mail PLC	1,107	7,827

Airlines – 0.5%
Air Canada(d)	4,170	35,595
Alaska Air Group, Inc.	1,545	115,659
Delta Air Lines, Inc.	2,821	123,503
International Consolidated Airlines Group SA(d)	18,810	154,166
Japan Airlines Co., Ltd.	2,300	81,626
JetBlue Airways Corp.(d)	5,580	124,546
Qantas Airways Ltd.(d)	28,150	67,244

		702,339

AB TAX-MANAGED WEALTH STRATEGIES •	61

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
Assa Abloy AB – Class B	2,160	$41,278

Commercial Services & Supplies – 0.3%
APR Energy PLC	8,565	9,989
Babcock International Group PLC	17,440	257,081
Regus PLC	31,365	135,975

		403,045

Electrical Equipment – 0.3%
Acuity Brands, Inc.	690	134,460
AMETEK, Inc.	3,799	204,462
Eaton Corp. PLC	2,692	153,606

		492,528

Industrial Conglomerates – 0.3%
Danaher Corp.	2,647	230,342
General Electric Co.	5,900	146,438

		376,780

Machinery – 0.3%
Hoshizaki Electric Co., Ltd.	2,100	133,899
ITT Corp.	2,430	90,907
JTEKT Corp.	4,900	68,791
Wabtec Corp./DE	2,053	196,595

		490,192

Marine – 0.1%
AP Moeller – Maersk A/S – Class B	24	40,874
Nippon Yusen KK	31,000	81,285

		122,159

Professional Services – 0.5%
Bureau Veritas SA	7,752	176,709
Capita PLC	13,568	255,327
Robert Half International, Inc.	1,860	94,916
Teleperformance	2,595	182,435

		709,387

Road & Rail – 0.1%
Canadian National Railway Co.	510	28,380
CAR, Inc.(d)	11,000	19,203
Central Japan Railway Co.	900	147,353

		194,936

Trading Companies & Distributors – 0.1%
Brenntag AG	800	44,438
Bunzl PLC	3,720	98,432

		142,870

		4,436,730

62	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 2.0%
Beverages – 0.2%
Asahi Group Holdings Ltd.	900	$29,638
Monster Beverage Corp.(d)	1,918	265,566

		295,204

Food & Staples Retailing – 0.8%
Costco Wholesale Corp.	1,520	212,876
CP ALL PCL	47,300	67,298
CVS Health Corp.	4,950	506,880
Delhaize Group	1,540	137,794
Lenta Ltd. (GDR)(d)(f)	11,401	83,224
Magnit PJSC (Sponsored GDR)(f)	750	37,497
Olam International Ltd.	45,136	66,217
X5 Retail Group NV (GDR)(d)(f)	2,163	35,473

		1,147,259

Food Products – 0.1%
Archer-Daniels-Midland Co.	850	38,241
Bunge Ltd.	174	12,606
Ingredion, Inc.	531	45,847
Universal Robina Corp.	5,050	20,917

		117,611

Household Products – 0.1%
Henkel AG & Co. KGaA	430	39,433
Procter & Gamble Co. (The)	1,973	139,432

		178,865

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	2,420	193,043
Hengan International Group Co., Ltd.	2,000	19,743
L’Oreal SA	230	39,334
Unilever PLC	1,450	58,152

		310,272

Tobacco – 0.6%
Altria Group, Inc.	1,900	101,802
British American Tobacco PLC	8,955	474,189
Imperial Tobacco Group PLC	1,080	51,985
Japan Tobacco, Inc.	1,900	67,525
Philip Morris International, Inc.	2,869	228,946

		924,447

		2,973,658

Energy – 1.2%
Energy Equipment & Services – 0.0%
Aker Solutions ASA(f)	1,200	5,034

Oil, Gas & Consumable Fuels – 1.2%
BG Group PLC	7,160	108,671

AB TAX-MANAGED WEALTH STRATEGIES •	63

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Canadian Natural Resources Ltd.	1,450	$32,679
Chevron Corp.	1,200	97,188
EOG Resources, Inc.	2,384	186,691
Exxon Mobil Corp.	4,800	361,152
Hess Corp.	2,553	151,776
JX Holdings, Inc.	31,100	120,339
Lukoil PJSC (Sponsored ADR)	760	28,742
Marathon Petroleum Corp.	2,618	123,857
Murphy Oil Corp.	521	16,151
Occidental Petroleum Corp.	270	19,713
Petroleo Brasileiro SA (Sponsored ADR)(d)	8,850	44,604
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	3,018	79,223
SM Energy Co.	2,738	100,485
TOTAL SA	2,600	119,877
Valero Energy Corp.	2,900	172,086

		1,763,234

		1,768,268

Utilities – 0.8%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	1,900	103,151
Edison International	2,500	146,200
EDP – Energias de Portugal SA	35,730	124,768
Electricite de France SA	3,080	66,439
Enel SpA	12,870	57,873
FirstEnergy Corp.	573	18,313
Westar Energy, Inc.	2,000	73,100

		589,844

Gas Utilities – 0.1%
UGI Corp.	2,807	95,663

Independent Power and Renewable Electricity Producers – 0.2%
AES Corp./VA	5,828	69,936
Calpine Corp.(d)	7,667	122,212
Huadian Power International Corp., Ltd. – Class H	66,000	53,760
TerraForm Global, Inc. – Class A(d)	9,282	90,407

		336,315

Multi-Utilities – 0.1%
PG&E Corp.	1,902	94,301
Public Service Enterprise Group, Inc.	700	28,175

		122,476

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	7,500	32,530

		1,176,828

64	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 0.8%
Chemicals – 0.6%
Agrium, Inc. (Toronto)	500	$51,919
Arkema SA	1,140	80,306
CF Industries Holdings, Inc.	3,128	179,485
Essentra PLC	22,946	298,351
JSR Corp.	6,500	101,900
Koninklijke DSM NV	1,310	68,811
LyondellBasell Industries NV – Class A	1,350	115,263
Monsanto Co.	1,094	106,829

		1,002,864

Metals & Mining – 0.1%
Goldcorp, Inc.	3,720	51,604
Novolipetsk Steel OJSC (GDR)(f)	2,590	30,849

		82,453

Paper & Forest Products – 0.1%
Mondi PLC	3,720	83,602

		1,168,919

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	2,731	90,669
Bezeq The Israeli Telecommunication Corp., Ltd.	18,048	32,400
BT Group PLC	17,090	114,011
China Telecom Corp., Ltd. – Class H	112,000	58,589
Nippon Telegraph & Telephone Corp.	4,800	183,082
Telefonica Brasil SA (ADR)	238	2,649
Telefonica Brasil SA (Preference Shares)	6,300	70,163

		551,563

Wireless Telecommunication Services – 0.4%
China Mobile Ltd.	7,000	85,676
Rogers Communications, Inc. – Class B	780	26,627
SK Telecom Co., Ltd.	200	41,194
SoftBank Group Corp.	1,500	87,275
Sunrise Communications Group AG(d)(f)	522	33,913
Tower Bersama Infrastructure Tbk PT(d)	62,000	31,633
Turkcell Iletisim Hizmetleri AS	11,400	44,647
Vodafone Group PLC	42,108	144,996
Vodafone Group PLC (Sponsored ADR)	2,800	96,544

		592,505

		1,144,068

Total Common Stocks (cost $34,290,268)		39,161,135

AB TAX-MANAGED WEALTH STRATEGIES •	65

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 18.4%
Funds and Investment Trusts – 18.4%
AB Multi-Manager Alternative Strategies Fund Class Z(d)(g)	846,126	$8,495,109
AB Pooling Portfolio-AB Multi-Asset Real Return Portfolio(g)	667,721	4,186,612
AB Pooling Portfolio-AB Volatility Management Portfolio(g)	1,329,451	14,916,437

Total Investment Companies (cost $28,216,016)		27,598,158

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(g)(h) (cost $2,220,184)	2,220,184	2,220,184

Total Investments – 99.7% (cost $142,469,702)		149,257,142
Other assets less liabilities – 0.3%		400,547

Net Assets – 100.0%		$149,657,689

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	1	September 2015	$38,773	$36,683	$(2,090)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	1,363	USD	43	11/13/15	$1,040
Citibank	BRL	190	USD	52	9/02/15	(288)
Citibank	USD	53	BRL	190	9/02/15	(1,026)
Citibank	RUB	1,909	USD	33	9/10/15	3,431
Citibank	BRL	190	USD	53	10/02/15	1,025
Citibank	EUR	649	USD	707	11/13/15	(21,947)
Citibank	GBP	380	USD	593	11/13/15	10,229
Credit Suisse International	KRW	61,004	USD	52	11/13/15	182
HSBC Bank USA	HKD	3,015	USD	389	11/13/15	(67)
Morgan Stanley & Co., Inc.	BRL	190	USD	56	9/02/15	3,997
Morgan Stanley & Co., Inc.	USD	52	BRL	190	9/02/15	288

66	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	KRW	55,604	USD	47	11/13/15	$269
State Street Bank & Trust Co.	AUD	174	USD	128	11/13/15	4,225
State Street Bank & Trust Co.	CAD	367	USD	281	11/13/15	1,967
State Street Bank & Trust Co.	CHF	75	USD	77	11/13/15	(716)
State Street Bank & Trust Co.	EUR	154	USD	170	11/13/15	(2,979)
State Street Bank & Trust Co.	GBP	256	USD	400	11/13/15	6,859
State Street Bank & Trust Co.	HKD	277	USD	36	11/13/15	(7)
State Street Bank & Trust Co.	ILS	238	USD	62	11/13/15	1,614
State Street Bank & Trust Co.	JPY	61,179	USD	492	11/13/15	(13,541)
State Street Bank & Trust Co.	SEK	816	USD	96	11/13/15	(414)
State Street Bank & Trust Co.	SGD	349	USD	249	11/13/15	1,995
State Street Bank & Trust Co.	USD	702	CAD	926	11/13/15	1,470
State Street Bank & Trust Co.	USD	37	CHF	36	11/13/15	516
State Street Bank & Trust Co.	USD	29	EUR	26	11/13/15	586
State Street Bank & Trust Co.	USD	508	GBP	326	11/13/15	(8,008)
State Street Bank & Trust Co.	USD	140	HKD	1,086	11/13/15	64
State Street Bank & Trust Co.	USD	133	JPY	16,508	11/13/15	3,733
State Street Bank & Trust Co.	USD	401	SEK	3,464	11/13/15	9,179
State Street Bank & Trust Co.	USD	251	SGD	349	11/13/15	(4,697)
UBS AG	USD	338	EUR	303	11/13/15	2,337

						$1,316

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$200	9/02/20	1.548%	CPI#	$—	$(586)
Bank of America, NA	900	3/04/24	2.493%	CPI#	(500)	(76,802)
Bank of America, NA	600	7/09/24	2.613%	CPI#	—	(58,642)
Barclays Bank PLC	2,000	1/31/19	2.385%	CPI#	—	(164,642)
Barclays Bank PLC	200	5/05/25	2.125%	CPI#	—	(4,683)
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI#	—	(244,112)
Citibank, NA	2,000	5/05/18	1.843%	CPI#	—	(31,727)
Citibank, NA	450	8/26/20	2.298%	CPI#	—	(30,089)

AB TAX-MANAGED WEALTH STRATEGIES •	67

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$300	5/24/23	2.533%	CPI#	$—	$(30,579)
Goldman Sachs Bank USA	1,400	1/31/22	2.515%	CPI#	—	(152,777)
Morgan Stanley Capital Services LLC	250	4/16/23	2.690%	CPI#	—	(30,293)

					$(500)	$(824,932)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).
*	Defaulted.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Non-income producing security.

(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of August 31, 2015 and the aggregate market value of these securities amounted to $792,829 or 0.53% of net assets.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $512,254 or 0.3% of net assets.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2015, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.2% and 3.8%, respectively.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
KRW	– South Korean Won
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– United States Dollar

68	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
CPI	– Consumer Price Index
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
NATL	– National Interstate Corporation
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	69

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 68.1%
Long-Term Municipal Bonds – 68.1%
Alabama – 1.3%
Alabama Public School & College Authority Series 2012A 5.00%, 3/01/17	$590	$628,745

Arizona – 1.6%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24	675	787,469

Arkansas – 0.3%
State of Arkansas Series 2014 5.00%, 10/01/16	140	147,013

California – 1.0%
State of California Series 2012 5.00%, 9/01/20	270	315,452
State of California Department of Water Resources Power Supply Revenue Series 2015O 5.00%, 5/01/22	130	156,725

		472,177

Colorado – 3.7%
Board of Water Commissioners City & County of Denver (The) Series 2012B 5.00%, 12/15/15	800	811,144
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	500	562,535
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/16-12/01/21	415	447,156

		1,820,835

Connecticut – 0.2%
State of Connecticut Series 2014A 5.00%, 3/01/30	70	79,754

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	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/16	$275	$287,977

Florida – 8.8%
Central Florida Expressway Authority Series 2013B 5.00%, 7/01/22	155	183,233
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	110	128,453
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/19	1,140	1,303,567
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/24	205	239,647
County of Miami-Dade FL Aviation Revenue Series 2012A 4.00%, 10/01/15	375	376,166
Florida Department of Environmental Protection Series 2008B 5.25%, 7/01/16-7/01/17	910	965,783
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	300	311,751
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 3.00%, 11/15/15	200	201,054
State of Florida Series 2012B 5.00%, 7/01/17	550	593,923

		4,303,577

Georgia – 3.7%
Fulton County Development Authority (Robert W Woodruff Arts Center, Inc.) Series 2009B 5.25%, 3/15/24	305	341,975
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	385	407,888

AB TAX-MANAGED WEALTH STRATEGIES •	71

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Municipal Electric Authority of Georgia Series 2008A 5.25%, 1/01/17	$190	$201,586
Series 2012B 5.00%, 1/01/18	555	607,564
State of Georgia Series 2012A 5.00%, 7/01/16	265	275,582

		1,834,595

Illinois – 1.5%
State of Illinois Series 2012 5.00%, 8/01/21-8/01/23	160	172,323
Series 2014 5.00%, 5/01/22-5/01/28	160	168,479
State of Illinois Unemployment Compensation Trust Fund Series 2012A 5.00%, 6/15/16	385	399,145

		739,947

Indiana – 1.2%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	75	78,909
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/20	150	172,099
Indiana Finance Authority (Indiana Finance Authority SRF) Series 2012B 5.00%, 2/01/27	275	317,870

		568,878

Iowa – 0.6%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	280	313,169

Kansas – 0.4%
State of Kansas Department of Transportation Series 2015A 5.00%, 9/01/22(a)	170	204,564

72	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.8%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2014A 5.00%, 9/01/25	$440	$519,182
Kentucky Turnpike Authority Series 2015B 5.00%, 7/01/18	335	371,669

		890,851

Louisiana – 0.9%
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	450	455,337

Massachusetts – 2.2%
Commonwealth of Massachusetts AGM Series 2006C 1.004%, 11/01/19(b)	300	306,603
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2014 5.00%, 6/15/16	200	207,478
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/16	540	560,504

		1,074,585

Michigan – 2.9%
City of Detroit MI Sewage Disposal System Revenue AGM Series 2006D 0.79%, 7/01/32(c)	410	360,866
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/20	915	1,039,897

		1,400,763

Missouri – 1.4%
City of Springfield MO Public Utility Revenue Series 2015 5.00%, 8/01/21	235	276,409
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	375	390,244

		666,653

AB TAX-MANAGED WEALTH STRATEGIES •	73

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 1.5%
State of Nevada (State of Nevada Unemployment) Series 2013 5.00%, 12/01/16	$685	$724,600

New Jersey – 1.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008A 5.00%, 5/01/17	250	263,450
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	330	338,194
New Jersey Economic Development Authority Series 2015X 5.00%, 6/15/19	285	302,086

		903,730

New Mexico – 1.2%
State of New Mexico Severance Tax Permanent Fund Series 2015 5.00%, 7/01/18	540	600,869

New York – 7.5%
City of New York NY Series 2008C 5.25%, 8/01/17	160	173,923
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/23-11/15/26	475	557,014
New York State Dormitory Authority (City University of New York State Lease) Series 2008B 5.00%, 7/01/16	150	155,901
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/18	1,000	1,112,430
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	385	411,122
Series 2013A 5.00%, 2/15/20	355	410,281
Series 2014A 5.00%, 2/15/28	190	221,724

74	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	$270	$298,239
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	165	186,061
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	120	137,033

		3,663,728

Ohio – 3.1%
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/16	490	497,193
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	285	333,989
State of Ohio Series 2009C 5.00%, 8/01/16	680	709,437

		1,540,619

Pennsylvania – 3.3%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	220	237,484
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	420	450,916
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	920,728

		1,609,128

Rhode Island – 1.4%
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/18	600	662,658

AB TAX-MANAGED WEALTH STRATEGIES •	75

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 7.0%
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/28	$160	$187,006
City of San Antonio TX Util Drainage System Revenue Series 2013 5.00%, 2/01/27	135	157,105
City of San Antonio TX Water System Revenue NATL Series 2007 5.50%, 5/15/16	680	705,242
City Public Service Board of San Antonio TX Series 2012B 2.00%, 12/01/27	635	637,413
Series 2014 5.00%, 2/01/17	70	74,434
SA Energy Acquisition Public Facility Corp. (Goldman Sachs Group Inc/The) Series 2007 5.50%, 8/01/22	460	526,654
Spring Independent School District Series 2011 5.00%, 8/15/24	600	691,458
Texas Public Finance Authority (Texas Public Finance Authority State Lease) Series 2015D 4.00%, 2/01/18	420	450,773

		3,430,085

Virginia – 1.3%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	580	620,965

Washington – 4.2%
City of Seattle WA Series 2014 5.00%, 5/01/16	335	345,616
Energy Northwest (Bonneville Power Administration) Series 2009A 5.25%, 7/01/18	255	285,898
Series 2012A 5.00%, 7/01/19	620	707,377
State of Washington Series 2011R 5.00%, 7/01/17	650	701,656

		2,040,547

76	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.7%
State of Wisconsin Series 20143 5.00%, 11/01/21	$190	$225,669
Series 2014B 5.00%, 5/01/16	575	593,187

		818,856

Total Municipal Obligations (cost $32,363,006)		33,292,674

	Shares
COMMON STOCKS – 17.2%
Financials – 3.3%
Banks – 1.4%
Axis Bank Ltd.	1,770	13,518
Banco Macro SA (ADR)(d)	230	10,295
Bank Hapoalim BM	2,320	11,767
Bank Mandiri Persero Tbk PT	1,500	971
Bank of America Corp.	5,205	85,050
Bank of Baroda	4,220	11,707
Bank of China Ltd. – Class H	39,000	17,763
Bank of Montreal	140	7,555
Bank of Queensland Ltd.	2,698	24,326
China Merchants Bank Co., Ltd. – Class H	4,000	9,462
Citigroup, Inc.	796	42,570
Citizens Financial Group, Inc.	1,632	40,506
Comerica, Inc.	163	7,172
Danske Bank A/S	1,020	31,546
Fifth Third Bancorp	350	6,972
HDFC Bank Ltd.	1,130	17,394
ICICI Bank Ltd.	1,530	6,436
ING Groep NV	2,280	34,935
Intesa Sanpaolo SpA	4,040	14,699
JPMorgan Chase & Co.	978	62,690
KB Financial Group, Inc.	610	18,401
KeyCorp	224	3,078
Mitsubishi UFJ Financial Group, Inc.	7,300	48,152
PNC Financial Services Group, Inc. (The)	152	13,850
Shinhan Financial Group Co., Ltd.	150	5,030
Toronto-Dominion Bank (The)	380	15,158
UniCredit SpA	3,190	20,807
Wells Fargo & Co.	1,716	91,514

		673,324

Capital Markets – 0.4%
Affiliated Managers Group, Inc.(d)	182	33,932
Bank of New York Mellon Corp. (The)	450	17,910

AB TAX-MANAGED WEALTH STRATEGIES •	77

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

BlackRock, Inc. – Class A	74	$22,383
Credit Suisse Group AG (REG)(d)	320	8,614
Goldman Sachs Group, Inc. (The)	127	23,952
Morgan Stanley	385	13,263
Partners Group Holding AG	70	22,576
State Street Corp.	100	7,192
UBS Group AG	3,143	65,015

		214,837

Consumer Finance – 0.2%
Capital One Financial Corp.	625	48,594
Discover Financial Services	377	20,256
Shriram Transport Finance Co., Ltd.	800	9,786
Springleaf Holdings, Inc.(d)	441	19,739

		98,375

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(d)	200	26,808
Challenger Ltd./Australia	2,550	12,956
Grenkeleasing AG	30	4,934
Voya Financial, Inc.	680	29,294

		73,992

Insurance – 0.9%
ACE Ltd.	100	10,216
Admiral Group PLC	2,132	50,461
AIA Group Ltd.	12,600	69,535
Allstate Corp. (The)	773	45,050
American Financial Group, Inc./OH	550	37,983
American International Group, Inc.	370	22,326
Aon PLC	350	32,704
Assicurazioni Generali SpA	1,430	26,154
Aviva PLC	1,650	12,148
BB Seguridade Participacoes SA	2,400	18,993
Chubb Corp. (The)	68	8,215
First American Financial Corp.	199	7,733
Hanover Insurance Group, Inc. (The)	215	16,964
NN Group NV	480	14,650
Progressive Corp. (The)	175	5,243
Prudential PLC	2,755	59,459
Suncorp Group Ltd.	920	8,395
Travelers Cos., Inc. (The)	125	12,444
Unum Group	125	4,193

		462,866

Real Estate Investment Trusts (REITs) – 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	7,220	6,186

78	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.1%
Ayala Land, Inc.	17,700	$13,599
Global Logistic Properties Ltd.	21,000	33,062
Lend Lease Group	1,050	10,390

		57,051

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp. Ltd.	2,590	46,179
LIC Housing Finance Ltd.	1,520	10,120

		56,299

		1,642,930

Consumer Discretionary – 3.2%
Auto Components – 0.4%
Aisin Seiki Co., Ltd.	600	21,575
Continental AG	119	25,205
Hankook Tire Co., Ltd.	570	17,795
Lear Corp.	272	27,959
Magna International, Inc. – Class A	912	44,861
Plastic Omnium SA	350	9,036
Sumitomo Electric Industries Ltd.	1,700	23,263
Valeo SA	140	17,532

		187,226

Automobiles – 0.3%
Chongqing Changan Automobile Co., Ltd. – Class B	3,600	5,708
Ford Motor Co.	1,037	14,383
General Motors Co.	318	9,362
Great Wall Motor Co., Ltd. – Class H	1,500	3,994
Honda Motor Co., Ltd.	1,000	31,454
Hyundai Motor Co.	30	3,775
Isuzu Motors Ltd.	1,000	11,328
Kia Motors Corp.	90	3,702
Peugeot SA(d)	1,740	29,914
Tata Motors Ltd.(d)	1,530	7,901
Toyota Motor Corp.	800	47,285

		168,806

Diversified Consumer Services – 0.1%
Estacio Participacoes SA	1,800	6,189
Kroton Educacional SA	3,100	7,420
TAL Education Group (ADR)(d)	687	21,070

		34,679

Hotels, Restaurants & Leisure – 0.3%
Carnival Corp.	112	5,514
Melco International Development Ltd.	11,000	17,113
Merlin Entertainments PLC(e)	1,340	7,932

AB TAX-MANAGED WEALTH STRATEGIES •	79

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Sodexo SA	460	$40,395
Starbucks Corp.	1,393	76,211
Yum! Brands, Inc.	105	8,376

		155,541

Internet & Catalog Retail – 0.2%
Priceline Group, Inc. (The)(d)	46	57,437
TripAdvisor, Inc.(d)	144	10,066
Vipshop Holdings Ltd. (ADR)(d)	860	15,471

		82,974

Leisure Products – 0.0%
Bandai Namco Holdings, Inc.	600	13,861

Media – 0.6%
Comcast Corp. – Class A	1,801	101,451
CTS Eventim AG & Co. KGaA	510	17,790
Liberty Global PLC – Series C(d)	598	26,832
Naspers Ltd. – Class N	30	3,883
Thomson Reuters Corp.	100	3,882
Time Warner, Inc.	482	34,270
Vivendi SA	736	18,166
Walt Disney Co. (The)	877	89,349

		295,623

Multiline Retail – 0.3%
B&M European Value Retail SA	5,410	26,856
Dollar General Corp.	375	27,934
Dollar Tree, Inc.(d)	304	23,183
Kohl’s Corp.	555	28,322
Macy’s, Inc.	66	3,868
Target Corp.	320	24,867

		135,030

Specialty Retail – 0.6%
Foot Locker, Inc.	298	21,095
Foschini Group Ltd. (The)	1,120	12,653
GameStop Corp. – Class A	631	26,805
Home Depot, Inc. (The)	888	103,417
Kingfisher PLC	1,770	9,619
L’Occitane International SA	3,000	6,795
O’Reilly Automotive, Inc.(d)	88	21,126
Office Depot, Inc.(d)	2,367	18,770
Ross Stores, Inc.	284	13,808
Sports Direct International PLC(d)	3,689	44,628
Staples, Inc.	1,062	15,091
Ulta Salon Cosmetics & Fragrance, Inc.(d)	128	20,236

		314,043

80	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.4%
Cie Financiere Richemont SA	409	$30,559
Eclat Textile Co., Ltd.	1,040	15,641
Global Brands Group Holding Ltd.(d)	24,000	4,546
Hugo Boss AG	181	20,654
Kering	40	6,846
NIKE, Inc. – Class B	714	79,790
Samsonite International SA	4,500	14,047

		172,083

		1,559,866

Information Technology – 2.9%
Communications Equipment – 0.1%
Cisco Systems, Inc.	1,283	33,204
F5 Networks, Inc.(d)	163	19,790

		52,994

Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp. – Class A	782	40,946
China Railway Signal & Communication Corp., Ltd.(d)(e)	22,680	17,588
Keysight Technologies, Inc.(d)	682	21,851

		80,385

Internet Software & Services – 0.7%
Baidu, Inc. (Sponsored ADR)(d)	252	37,107
Facebook, Inc. – Class A(d)	1,233	110,267
Google, Inc. – Class A(d)	39	25,265
Google, Inc. – Class C(d)	174	107,576
Tencent Holdings Ltd.	1,800	30,145
Twitter, Inc.(d)	1,408	39,128

		349,488

IT Services – 0.4%
Booz Allen Hamilton Holding Corp.	297	7,930
Cognizant Technology Solutions Corp. – Class A(d)	180	11,329
Tata Consultancy Services Ltd.	560	21,670
Visa, Inc. – Class A	1,514	107,948
Wirecard AG	108	4,482
Xerox Corp.	2,017	20,513

		173,872

Semiconductors & Semiconductor Equipment – 0.5%
Advanced Semiconductor Engineering, Inc.	23,000	23,219
Altera Corp.	458	22,236
Applied Materials, Inc.	1,696	27,280
Infineon Technologies AG	1,400	15,276

AB TAX-MANAGED WEALTH STRATEGIES •	81

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Intel Corp.	1,158	$33,049
Novatek Microelectronics Corp.	2,000	6,711
NVIDIA Corp.	1,989	44,713
SCREEN Holdings Co., Ltd.	3,000	14,341
Sumco Corp.	1,600	14,691
Taiwan Semiconductor Manufacturing Co., Ltd.	5,000	19,454
Tokyo Electron Ltd.	400	21,046

		242,016

Software – 0.5%
Adobe Systems, Inc.(d)	123	9,664
ANSYS, Inc.(d)	444	39,338
Aspen Technology, Inc.(d)	255	9,657
Dassault Systemes	479	33,187
Electronic Arts, Inc.(d)	300	19,845
Microsoft Corp.	1,368	59,535
Mobileye NV(d)	438	24,773
Nintendo Co., Ltd.	100	20,575
Oracle Corp.	852	31,601
ServiceNow, Inc.(d)	248	17,598

		265,773

Technology Hardware, Storage & Peripherals – 0.5%
Apple, Inc.	1,421	160,232
Catcher Technology Co., Ltd.	1,000	10,223
Hewlett-Packard Co.	1,675	47,000
Samsung Electronics Co., Ltd.	24	22,084

		239,539

		1,404,067

Health Care – 2.2%
Biotechnology – 0.4%
Biogen, Inc.(d)	334	99,298
Gilead Sciences, Inc.	834	87,629

		186,927

Health Care Equipment & Supplies – 0.3%
Align Technology, Inc.(d)	387	21,904
Essilor International SA	72	8,571
Intuitive Surgical, Inc.(d)	182	92,993
Sartorius AG (Preference Shares)	150	33,058

		156,526

Health Care Providers & Services – 0.6%
Aetna, Inc.	413	47,297
Anthem, Inc.	325	45,841
Express Scripts Holding Co.(d)	250	20,900
Premier, Inc. – Class A(d)	641	22,852
Quest Diagnostics, Inc.	244	16,543
UnitedHealth Group, Inc.	1,228	142,079

		295,512

82	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.3%
Eurofins Scientific SE	181	$60,504
Illumina, Inc.(d)	157	31,025
Mettler-Toledo International, Inc.(d)	75	22,241
Quintiles Transnational Holdings, Inc.(d)	299	22,279

		136,049

Pharmaceuticals – 0.6%
Aspen Pharmacare Holdings Ltd.(d)	310	7,992
GlaxoSmithKline PLC	1,800	36,752
Johnson & Johnson	750	70,485
Merck & Co., Inc.	470	25,309
Novo Nordisk A/S – Class B	474	26,170
Pfizer, Inc.	2,442	78,681
Roche Holding AG	170	46,278
Sun Pharmaceutical Industries Ltd.	640	8,532

		300,199

		1,075,213

Industrials – 2.0%
Aerospace & Defense – 0.3%
Airbus Group SE	280	18,232
General Dynamics Corp.	100	14,203
L-3 Communications Holdings, Inc.	260	27,422
Northrop Grumman Corp.	125	20,468
Rockwell Collins, Inc.	430	35,195
Safran SA	240	18,725
Zodiac Aerospace	1,152	35,004

		169,249

Air Freight & Logistics – 0.0%
Royal Mail PLC	910	6,434

Airlines – 0.3%
Air Canada(d)	900	7,682
Alaska Air Group, Inc.	322	24,105
Delta Air Lines, Inc.	655	28,676
International Consolidated Airlines Group SA(d)	4,080	33,439
Japan Airlines Co., Ltd.	500	17,745
JetBlue Airways Corp.(d)	1,316	29,373
Qantas Airways Ltd.(d)	6,110	14,596

		155,616

Building Products – 0.0%
Assa Abloy AB – Class B	495	9,460

Commercial Services & Supplies – 0.2%
APR Energy PLC	1,977	2,305
Babcock International Group PLC	3,737	55,087
Regus PLC	6,738	29,211

		86,603

AB TAX-MANAGED WEALTH STRATEGIES •	83

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.2%
Acuity Brands, Inc.	144	$28,061
AMETEK, Inc.	803	43,218
Eaton Corp. PLC	590	33,665

		104,944

Industrial Conglomerates – 0.2%
Danaher Corp.	562	48,905
General Electric Co.	1,652	41,003

		89,908

Machinery – 0.2%
Hoshizaki Electric Co., Ltd.(d)	400	25,504
ITT Corp.	531	19,865
JTEKT Corp.	1,300	18,251
Wabtec Corp./DE	427	40,889

		104,509

Marine – 0.1%
AP Moeller – Maersk A/S – Class B	5	8,515
Nippon Yusen KK	7,000	18,355

		26,870

Professional Services – 0.3%
Bureau Veritas SA	1,720	39,208
Capita PLC	2,918	54,912
Robert Half International, Inc.	395	20,157
Teleperformance	560	39,369

		153,646

Road & Rail – 0.1%
Canadian National Railway Co.	130	7,234
CAR, Inc.(d)	2,000	3,492
Central Japan Railway Co.	200	32,745

		43,471

Trading Companies & Distributors – 0.1%
Brenntag AG	265	14,720
Bunzl PLC	840	22,227

		36,947

		987,657

Consumer Staples – 1.3%
Beverages – 0.1%
Asahi Group Holdings Ltd.	200	6,586
Monster Beverage Corp.(d)	399	55,246

		61,832

Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	317	44,396
CP ALL PCL	10,200	14,512
CVS Health Corp.	1,030	105,472

84	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Delhaize Group	325	$29,080
Lenta Ltd. (GDR)(d)(e)	2,413	17,614
Magnit PJSC (Sponsored GDR)(e)	170	8,499
Olam International Ltd.	10,236	15,017
X5 Retail Group NV (GDR)(d)(e)	460	7,544

		242,134

Food Products – 0.1%
Ingredion, Inc.	110	9,497
Universal Robina Corp.	2,190	9,071

		18,568

Household Products – 0.1%
Henkel AG & Co. KGaA	85	7,795
Procter & Gamble Co. (The)	503	35,547

		43,342

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	503	40,124
Hengan International Group Co. Ltd.	500	4,936
L’Oreal SA	52	8,893
Unilever PLC	230	9,224

		63,177

Tobacco – 0.4%
Altria Group, Inc.	510	27,326
British American Tobacco PLC	1,939	102,675
Imperial Tobacco Group PLC	234	11,263
Japan Tobacco, Inc.	400	14,216
Philip Morris International, Inc.	608	48,518

		203,998

		633,051

Energy – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
BG Group PLC	1,540	23,373
Canadian Natural Resources Ltd.	350	7,888
Chevron Corp.	414	33,530
EOG Resources, Inc.	495	38,763
Exxon Mobil Corp.	914	68,769
Hess Corp.	538	31,984
JX Holdings, Inc.	7,300	28,247
Lukoil PJSC (Sponsored ADR)	170	6,429
Marathon Petroleum Corp.	558	26,399
Murphy Oil Corp.	116	3,596
Petroleo Brasileiro SA (Sponsored ADR)(d)	1,890	9,526
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	710	18,638
SM Energy Co.	613	22,497

AB TAX-MANAGED WEALTH STRATEGIES •	85

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Total SA	540	$24,898
Valero Energy Corp.	618	36,672

		381,209

		381,209

Utilities – 0.5%
Electric Utilities – 0.2%
American Electric Power Co., Inc.	165	8,958
Edison International	550	32,164
EDP – Energias de Portugal SA	7,880	27,517
Electricite de France SA	680	14,668
Enel SpA	2,840	12,771
FirstEnergy Corp.	119	3,803
Westar Energy, Inc.	450	16,447

		116,328

Gas Utilities – 0.1%
UGI Corp.	975	33,228

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	1,200	14,400
Calpine Corp.(d)	1,557	24,819
Huadian Power International Corp., Ltd. – Class H	14,000	11,404
TerraForm Global, Inc. – Class A(d)	1,988	19,363

		69,986

Multi-Utilities – 0.1%
PG&E Corp.	407	20,179
Public Service Enterprise Group, Inc.	150	6,038

		26,217

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	2,100	9,108

		254,867

Materials – 0.5%
Chemicals – 0.4%
Agrium, Inc. (Toronto)	110	11,422
Arkema SA	250	17,611
CF Industries Holdings, Inc.	686	39,363
Essentra PLC	4,550	59,160
JSR Corp.	1,300	20,380
Koninklijke DSM NV	303	15,916
LyondellBasell Industries NV – Class A	325	27,749
Monsanto Co.	228	22,264

		213,865

86	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.1%
Goldcorp, Inc.	790	$10,959
Novolipetsk Steel OJSC (GDR)(e)	710	8,457

		19,416

Paper & Forest Products – 0.0%
Mondi PLC	752	16,900

		250,181

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.2%
AT&T, Inc.	202	6,707
Bezeq The Israeli Telecommunication Corp., Ltd.	3,612	6,485
BT Group PLC	3,710	24,750
China Telecom Corp., Ltd. – Class H	20,000	10,462
Nippon Telegraph & Telephone Corp.	1,000	38,142
Telefonica Brasil SA (Preference Shares)	1,396	15,547

		102,093

Wireless Telecommunication Services – 0.3%
China Mobile Ltd.	1,500	18,359
Rogers Communications, Inc. – Class B	190	6,486
SK Telecom Co., Ltd.	40	8,239
SoftBank Group Corp.	400	23,273
Sunrise Communications Group AG(d)(e)	120	7,796
Tower Bersama Infrastructure Tbk PT(d)	14,500	7,398
Turkcell Iletisim Hizmetleri AS	2,480	9,713
Vodafone Group PLC	9,270	31,921
Vodafone Group PLC (Sponsored ADR)	649	22,377

		135,562

		237,655

Total Common Stocks (cost $7,254,621)		8,426,696

INVESTMENT COMPANIES – 13.7%
Funds and Investment Trusts – 13.7%
AB Multi-Manager Alternative Strategies Fund – Class Z(d)(f)	196,903	1,976,907
AB Pooling Portfolio-AB Multi-Asset Real Return Portfolio(f)	73,949	463,662
AB Pooling Portfolio-AB Volatility Management Portfolio(f)	378,195	4,243,347

Total Investment Companies (cost $6,521,774)		6,683,916

AB TAX-MANAGED WEALTH STRATEGIES •	87

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(f)(g) (cost $731,917)	731,917	$731,917

Total Investments – 100.5% (cost $46,871,318)		49,135,203
Other assets less liabilities – (0.5)%		(241,630)

Net Assets – 100.0%		$48,893,573

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	204	USD	6	11/13/15	$156
Citibank	BRL	29	USD	8	9/02/15	(44)
Citibank	USD	8	BRL	29	9/02/15	(157)
Citibank	RUB	432	USD	7	9/10/15	776
Citibank	BRL	29	USD	8	10/02/15	156
Credit Suisse International	KRW	14,678	USD	12	11/13/15	44
Morgan Stanley & Co., Inc.	BRL	29	USD	9	9/02/15	610
Morgan Stanley & Co., Inc.	USD	8	BRL	29	9/02/15	44
Royal Bank of Scotland PLC	KRW	11,529	USD	10	11/13/15	56
State Street Bank & Trust Co.	AUD	43	USD	32	11/13/15	1,054
State Street Bank & Trust Co.	CAD	81	USD	62	11/13/15	431
State Street Bank & Trust Co.	CHF	16	USD	16	11/13/15	(153)
State Street Bank & Trust Co.	EUR	177	USD	193	11/13/15	(5,649)
State Street Bank & Trust Co.	EUR	18	USD	21	11/13/15	341
State Street Bank & Trust Co.	GBP	122	USD	190	11/13/15	3,099
State Street Bank & Trust Co.	HKD	707	USD	91	11/13/15	(17)
State Street Bank & Trust Co.	ILS	42	USD	11	11/13/15	285
State Street Bank & Trust Co.	JPY	12,466	USD	100	11/13/15	(2,695)
State Street Bank & Trust Co.	JPY	2,610	USD	22	11/13/15	1
State Street Bank & Trust Co.	SEK	175	USD	21	11/13/15	(89)
State Street Bank & Trust Co.	SGD	75	USD	53	11/13/15	429
State Street Bank & Trust Co.	USD	150	CAD	198	11/13/15	416
State Street Bank & Trust Co.	USD	8	CHF	8	11/13/15	115
State Street Bank & Trust Co.	USD	91	EUR	82	11/13/15	893
State Street Bank & Trust Co.	USD	108	GBP	69	11/13/15	(1,694)
State Street Bank & Trust Co.	USD	29	HKD	222	11/13/15	14
State Street Bank & Trust Co.	USD	33	JPY	4,079	11/13/15	937
State Street Bank & Trust Co.	USD	86	SEK	746	11/13/15	1,976
State Street Bank & Trust Co.	USD	54	SGD	75	11/13/15	(1,010)

						$325

88	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$250	7/09/24	2.613%	CPI#	$(24,434)
Barclays Bank PLC	500	7/19/17	2.038%	CPI#	(19,137)
Barclays Bank PLC	300	10/05/22	2.765%	CPI#	(38,493)
Barclays Bank PLC	200	5/04/25	2.125%	CPI#	(4,683)
Citibank, NA	250	8/26/20	2.298%	CPI#	(16,716)
Deutsche Bank AG	200	9/02/25	1.880%	CPI#	(6)
JPMorgan Chase Bank	200	3/04/24	2.493%	CPI#	(17,178)
Morgan Stanley Capital Services LLC	1,500	10/31/18	1.960%	CPI#	(121,932)
Morgan Stanley Capital Services LLC	150	4/16/23	2.690%	CPI#	(18,176)

					$(260,755)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)	Variable rate coupon, rate shown as of August 31, 2015.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2015.

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate market value of these securities amounted to $75,430 or 0.2% of net assets.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2015, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded are 10.4% and 0.0%, respectively

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
KRW	– South Korean Won
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– United States Dollar

AB TAX-MANAGED WEALTH STRATEGIES •	89

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CPI	– Consumer Price Index
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
NATL	– National Interstate Corporation
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares
SRF	– State Revolving Fund

See notes to financial statements.

90	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2015

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy		AB Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $436,217,342, $112,033,502 and $39,617,627, respectively)	$491,386,619		$119,438,800		$41,719,370
Affiliated issuers (cost $210,579,624, $30,436,200 and $7,253,691, respectively)	205,840,731		29,818,342		7,415,833
Cash	33		– 0	–	– 0	–
Cash collateral due from broker	40,428		5,224		– 0	–
Foreign currencies, at value (cost $925,956, $59,649 and $29,927, respectively)	917,757		58,642		29,658
Receivable for investment securities sold and foreign currency transactions	5,263,577		989,811		105,770
Receivable for shares of beneficial interest sold	1,780,351		226,889		361
Dividends and interest receivable	1,134,149		1,027,110		370,685
Unrealized appreciation of forward currency exchange contracts	750,812		55,006		11,833
Receivable due from Adviser	– 0	–	– 0	–	26,883

Total assets	707,114,457		151,619,824		49,680,393

Liabilities
Payable for investment securities purchased and foreign currency transactions	5,763,615		552,082		334,978
Unrealized depreciation of forward currency exchange contracts	675,051		53,690		11,508
Advisory fee payable	327,568		59,823		– 0	–
Payable for shares of beneficial interest redeemed	282,983		256,723		21,029
Distribution fee payable	21,142		40,046		17,867
Transfer Agent fee payable	18,938		12,108		4,393
Administrative fee payable	7,756		– 0	–	– 0	–
Payable for variation margin on exchange-traded derivatives	2,087		118		– 0	–
Unrealized depreciation on inflation swaps	– 0	–	824,932		260,755
Upfront premium received on inflation swaps	– 0	–	500		– 0	–
Accrued expenses and other liabilities	146,623		162,113		136,290

Total liabilities	7,245,763		1,962,135		786,820

Net Assets	$699,868,694		$149,657,689		$48,893,573

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	91

Statement of Assets & Liabilities

	AB Tax-Managed Wealth Appreciation Strategy	AB Tax-Managed Balanced Wealth Strategy	AB Tax-Managed Conservative Wealth Strategy
Composition of Net Assets
Shares of beneficial interest, at par	$453	$112	$43
Additional paid-in capital	605,791,688	136,270,662	45,118,153
Undistributed net investment income	2,640,746	2,141,218	518,371
Accumulated net realized gain on investment and foreign currency transactions	41,016,120	5,287,584	1,254,378
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	50,419,687	5,958,113	2,002,628

Net Assets	$699,868,694	$149,657,689	$48,893,573

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

AB Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$34,812,791	2,258,914	$15.41	*

Class B	$821,188	54,050	$15.19

Class C	$16,101,592	1,063,040	$15.15

Advisor Class	$648,133,123	41,883,825	$15.47

AB Tax-Managed Balanced Wealth Strategy

Class A	$79,241,588	5,951,109	$13.32	*

Class B	$2,321,767	174,755	$13.29

Class C	$27,176,757	2,043,815	$13.30

Advisor Class	$40,917,577	3,063,053	$13.36

AB Tax-Managed Conservative Wealth Strategy

Class A	$30,770,112	2,729,712	$11.27	*

Class B	$784,996	67,952	$11.55

Class C	$12,160,060	1,052,997	$11.55

Advisor Class	$5,178,405	457,041	$11.33

*	The maximum offering price per share for Class A shares of AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy was $16.09, $13.91 and $11.77, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

92	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy		AB Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $468,387, $49,329 and $12,741, respectively)	$9,525,430		$788,458		$169,548
Affiliated issuers	6,394,160		999,017		253,570
Interest	– 0	–	2,301,470		774,395

Total income	15,919,590		4,088,945		1,197,513

Expenses
Advisory fee (see Note B)	4,830,850		895,881		291,760
Distribution fee – Class A	93,752		220,047		100,658
Distribution fee – Class B	14,354		33,400		10,075
Distribution fee – Class C	173,025		293,443		133,185
Transfer agency – Class A	8,476		67,755		31,779
Transfer agency – Class B	610		3,138		1,155
Transfer agency – Class C	4,383		23,446		13,128
Transfer agency – Advisor Class	155,262		32,397		4,873
Custodian	265,908		170,494		139,157
Audit and tax	75,099		86,974		86,103
Registration fees	64,791		53,632		47,772
Legal	56,131		56,131		52,631
Printing	39,219		66,464		27,778
Trustees’ fees	30,470		30,470		25,470
Administrative	30,845		– 0	–	– 0	–
Miscellaneous	52,727		35,889		31,862

Total expenses	5,895,902		2,069,561		997,386
Less: expenses waived and reimbursed by the Adviser (see Note B)	(589,680)		(93,577)		(320,813)

Net expenses	5,306,222		1,975,984		676,573

Net investment income	10,613,368		2,112,961		520,940

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	93

Statement of Operations

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy	AB Tax-Managed Conservative Wealth Strategy
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(165,782)		$21,731	$85,784
Investment transactions(a)	49,836,498		5,279,320	1,294,348
Futures	124,971		2,145	– 0	–
Swaps	– 0	–	(101,328)	(198,415)
Foreign currency transactions	476,824		60,413	11,706
Net realized gain distributions received from Affiliated Underlying Portfolios	2,854,184		452,681	126,651
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(23,382,580)		(3,436,304)	(758,969)
Investments(b)	(69,037,541)		(7,339,889)	(1,923,685)
Futures	(42,177)		(787)	– 0	–
Swaps	– 0	–	(592,107)	(59,733)
Foreign currency denominated assets and liabilities	(305,451)		(33,901)	(7,026)

Net loss on investment and foreign currency transactions	(39,641,054)		(5,688,026)	(1,429,339)

Net Decrease in Net Assets from Operations	$(29,027,686)		$(3,575,065)	$(908,399)

(a)	Net of foreign capital gains taxes of $68,692, $3,053 and $348, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $9,942, $851 and $171, respectively.

See notes to financial statements.

94	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB Tax-Managed Wealth Appreciation Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,613,368	$16,305,856
Net realized gain on investment transactions and foreign currency transactions	50,272,511	75,168,162
Net realized gain distributions received from Underlying Portfolios	2,854,184	4,057,425
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(92,767,749)	41,431,578

Net increase (decrease) in net assets from operations	(29,027,686)	136,963,021
Dividends and Distributions to Shareholders from
Net investment income
Class A	(594,095)	(746,693)
Class B	(9,007)	(29,793)
Class C	(150,441)	(227,250)
Advisor Class	(12,450,617)	(14,774,092)
Net realized gain on investment transactions
Class A	(324,756)	– 0	–
Class B	(13,689)	– 0	–
Class C	(149,683)	– 0	–
Advisor Class	(5,755,081)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,512,538	(11,669,983)

Total increase (decrease)	(46,962,517)	109,515,210
Net Assets
Beginning of period	746,831,211	637,316,001

End of period (including undistributed net investment income of $2,640,746 and $4,242,580, respectively)	$699,868,694	$746,831,211

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	95

Statement of Changes in Net Assets

AB Tax-Managed Balanced Wealth Strategy
Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,112,961	$3,162,646
Net realized gain on investment transactions and foreign currency transactions	5,262,281	8,883,214
Net realized gain distributions received from Underlying Portfolios	452,681	726,513
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(11,402,988)	5,464,518

Net increase (decrease) in net assets from operations	(3,575,065)	18,236,891
Dividends and Distributions to Shareholders from
Net investment income
Class A	(394,952)	(1,754,690)
Class B	– 0	–	(76,501)
Class C	(25,988)	(418,085)
Advisor Class	(239,626)	(678,234)
Net realized gain on investment transactions
Class A	(2,919,890)	– 0	–
Class B	(120,811)	– 0	–
Class C	(957,457)	– 0	–
Advisor Class	(1,313,966)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(11,942,619)	1,096,295

Total increase (decrease)	(21,490,374)	16,405,676
Net Assets
Beginning of period	171,148,063	154,742,387

End of period (including undistributed net investment income of $2,141,218 and $606,606, respectively)	$149,657,689	$171,148,063

See notes to financial statements.

96	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

AB Tax-Managed Conservative Wealth Strategy
Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$520,940	$798,489
Net realized gain on investment transactions and foreign currency transactions	1,193,423	2,222,451
Net realized gain distributions received from Underlying Portfolios	126,651	188,649
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,749,413)	1,502,887

Net increase (decrease) in net assets from operations	(908,399)	4,712,476
Dividends and Distributions to Shareholders from
Net investment income
Class A	(131,571)	(521,301)
Class B	– 0	–	(12,869)
Class C	(2,881)	(115,208)
Advisor Class	(25,574)	(93,731)
Net realized gain on investment transactions
Class A	(1,158,534)	(1,018,098)
Class B	(35,959)	(56,565)
Class C	(453,614)	(378,381)
Advisor Class	(162,353)	(157,318)
Transactions in Shares of Beneficial Interest
Net decrease	(6,086,556)	(9,239,654)

Total decrease	(8,965,441)	(6,880,649)
Net Assets
Beginning of period	57,859,014	64,739,663

End of period (including undistributed net investment income of $518,371 and $139,519, respectively)	$48,893,573	$57,859,014

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	97

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as The AllianceBernstein Portfolios. The Trust operates as a series company currently comprised of seven series: AB Growth Fund, AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy, AB Conservative Wealth Strategy, AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy. Prior to January 20, 2015, the series were known as AllianceBernstein Growth Fund, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Conservative Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the

98	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily

AB TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling

100	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2015:

AB Tax-Managed Wealth Appreciation
Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stock:
Financials	$50,360,709	$43,462,872	$	– 0	–	$93,823,581
Consumer Discretionary	60,262,085	31,627,975		– 0	–	91,890,060
Information Technology	68,364,319	14,849,153		– 0	–	83,213,472
Health Care	49,412,409	12,696,584		– 0	–	62,108,993
Industrials	27,287,695	29,054,650		– 0	–	56,342,345
Consumer Staples	22,944,854	14,744,047		– 0	–	37,688,901

AB TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Energy	$16,337,448		$5,512,160		$	– 0	–	$21,849,608
Materials	6,692,013		8,593,377			– 0	–	15,285,390
Utilities	11,304,505		3,831,581			– 0	–	15,136,086
Telecommunication Services	3,866,693		10,181,490			– 0	–	14,048,183
Investment Companies	193,086,164		– 0	–		– 0	–	193,086,164
Short-Term Investments	12,754,567		– 0	–		– 0	–	12,754,567

Total Investments in Securities	522,673,461		174,553,889			– 0	–	697,227,350
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	750,812			– 0	–	750,812
Liabilities:
Futures	– 0	–	(31,626)			– 0	–	(31,626	)#
Forward Currency Exchange Contracts	– 0	–	(675,051)			– 0	–	(675,051)

Total+	$522,673,461		$174,598,024		$	– 0	–	$697,271,485

AB Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Municipal Obligations	$ – 0	–	$79,147,089			$1,130,576		$80,277,665
Common Stock:
Financials	4,128,347		3,563,773			– 0	–	7,692,120
Consumer Discretionary	4,880,578		2,552,375			– 0	–	7,432,953
Information Technology	5,398,915		1,176,939			– 0	–	6,575,854
Health Care	3,762,623		1,029,114			– 0	–	4,791,737
Industrials	2,124,747		2,311,983			– 0	–	4,436,730
Consumer Staples	1,818,209		1,155,449			– 0	–	2,973,658
Energy	1,306,382		461,886			– 0	–	1,768,268
Utilities	873,988		302,840			– 0	–	1,176,828
Materials	505,100		663,819			– 0	–	1,168,919
Telecommunication Services	320,565		823,503			– 0	–	1,144,068
Investment Companies	27,598,158		– 0	–		– 0	–	27,598,158
Short-Term Investments	2,220,184		– 0	–		– 0	–	2,220,184

Total Investments in Securities	54,937,796		93,188,770			1,130,576		149,257,142

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Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$	– 0	–	$55,006		$	– 0	–	$55,006
Liabilities:
Futures		– 0	–	(2,090)			– 0	–	(2,090)#
Forward Currency Exchange Contracts		– 0	–	(53,690)			– 0	–	(53,690)
Inflation (CPI) Swaps		– 0	–	(824,932)			– 0	–	(824,932)

Total+		$54,937,796		$92,363,064			$1,130,576		$148,431,436

AB Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations	$	– 0	–	$33,292,674		$	– 0	–	$33,292,674
Common Stock:
Financials		871,797		771,133			– 0	–	1,642,930
Consumer Discretionary		1,015,271		544,595			– 0	–	1,559,866
Information Technology		1,146,963		257,104			– 0	–	1,404,067
Health Care		855,888		219,325			– 0	–	1,075,213
Industrials		472,426		515,231			– 0	–	987,657
Consumer Staples		382,169		250,882			– 0	–	633,051
Energy		279,624		101,585			– 0	–	381,209
Utilities		188,507		66,360			– 0	–	254,867
Materials		111,757		138,424			– 0	–	250,181
Telecommunication Services		58,913		178,742			– 0	–	237,655
Investment Companies		6,683,916		– 0	–		– 0	–	6,683,916
Short-Term Investments		731,917		– 0	–		– 0	–	731,917

Total Investments in Securities		12,799,148		36,336,055			– 0	–	49,135,203

AB TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$	– 0	–	$11,833	$	– 0	–	$11,833
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(11,508)		– 0	–	(11,508)
Inflation (CPI) Swaps		– 0	–	(260,755)		– 0	–	(260,755)

Total+		$12,799,148		$36,075,625	$	– 0	–	$48,874,773

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Tax-Managed Balanced Wealth Strategy	Municipal Obligations		Total
Balance as of 8/31/14	$940,771		$940,771
Accrued discounts/(premiums)	(853)		(853)
Realized gain (loss)	(37,634)		(37,634)
Change in unrealized appreciation/depreciation	93,185		93,185
Purchases	264,051		264,051
Sales	(128,944)		(128,944)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 08/31/15	$1,130,576		$1,130,576

Net change in unrealized appreciation/depreciation from investments held as of 08/31/15*	$(19,937)		$(19,937)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for

104	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

AB TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

4. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

106	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
AB Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, inclusive of implied acquired fund fees and expenses relating to AB Multi-Manager Alternative Strategies Fund (“MMAS”), AB Pooling Portfolio—Volatility Management Portfolio (“PPVM”) and AB Pooling Portfolio—Multi-Asset Real Return Portfolio (“PPMRR”) on an annual basis as follows:

AB Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2015, such waiver/reimbursement amounted to $320,813 for the AB Tax-Managed Conservative Wealth Strategy. This agreement will remain in effect until December 31, 2015 and then may be extended by the Adviser for additional one-year terms. In addition, the Adviser has agreed to waive/reimburse additional fees and expenses, as discussed on the following page.

Effective January 1, 2015, AB Tax-Managed Wealth Appreciation Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended August 31, 2015, the reimbursement for such services amounted to $30,845.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $109,567, $67,749 and $24,209 for the AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy, respectively, for the year ended August 31, 2015.

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Notes to Financial Statements

The Strategies may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2015 is as follows:

AB Tax- Managed Strategy	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2015 (000)	Dividend Income (000)
Wealth Appreciation	$12,986	$148,540	$148,771	$12,755	$13
Balanced Wealth	132	41,102	39,014	2,220	1
Conservative Wealth	71	13,262	12,601	732	1

The Strategies may invest in MMAS, PPVM and PPMRR, open-end management investment companies managed by the Adviser. In connection with AB Tax-Managed Wealth Appreciation Strategy’s and AB Tax-Managed Balanced Wealth Strategy’s investments in MMAS, the Adviser has contractually agreed to (i) waive the portion of its advisory fee attributable to its services after paying sub-advisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategy as an acquired fund fee and expense. The fee waiver will remain in effect until December 31, 2015. For the year ended August 31, 2015, the advisory fees paid were reduced by $589,680 and $93,577 for AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Balanced Wealth Strategy, respectively.

A summary of the Strategies’ transactions in such holdings for the year ended August 31, 2015 is as follows:

AB Multi-Manager Alternative Strategies Fund
							Distributions
AB Tax- Managed Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)			Realized Gains (000)
Wealth Appreciation	$59,594	$8,679	$10,366	$(60)	$(470)	$57,377	$	– 0	–	$	– 0	–
Balanced Wealth	9,859	185	1,488	22	(83)	8,495		– 0	–		– 0	–
Conservative Wealth	2,318	6	333	6	(20)	1,977		– 0	–		– 0	–

108	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

AB Pooling Portfolio—AB Volatility Management Portfolio
							Distributions
AB Tax- Managed Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
Wealth Appreciation	$112,204	$11,527	$8,456	$303	$(11,856)	$103,722	$5,310	$2,854
Balanced Wealth	18,040	2,974	4,366	81	(1,813)	14,916	842	453
Conservative Wealth	5,217	805	1,301	87	(565)	4,243	236	127

AB Pooling Portfolio—AB Multi-Asset Real Return Portfolio
							Distributions
AB Tax- Managed Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
Wealth Appreciation	$33,308	$13,609	$3,466	$(408)	$(11,056)	$31,987	$1,071	$	– 0	–
Balanced Wealth	4,930	1,506	628	(81)	(1,540)	4,187	155		– 0	–
Conservative Wealth	580	108	43	(7)	(174)	464	17		– 0	–

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2015 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
AB Tax-Managed Strategy	Class A	Class A			Class B	Class C
Wealth Appreciation	$2,236	$	– 0	–	$497	$689
Balanced Wealth	2,040		34		1,632	988
Conservative Wealth	421		58		410	599

Brokerage commissions paid on investment transactions for the year ended August 31, 2015 amounted to $472,008, $40,538 and $8,681 for the AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy, respectively, of which $0 and $0; $0 and $0; and $0 and $0 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution

AB TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Class A shares for AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Balanced Wealth Strategy are limited to an annual rate of .25% of Class A shares’ average daily net assets. Prior to August 1, 2014, payments under Class A shares for AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Balanced Wealth Strategy were limited to an annual rate of .30% of Class A shares’ average daily net assets. Payments under the Class A shares for AB Tax-Managed Conservative Wealth Strategy are limited to .30% of Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2015, were as follows:

AB Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$354,808,131	$362,265,968
Balanced Wealth	47,265,058	53,147,208
Conservative Wealth	12,614,661	20,099,988

There were no investment transactions in U.S. government securities during the year ended August 31, 2015.

110	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

AB Tax-Managed Strategy	Cost	Gross Unrealized		Net Unrealized Appreciation
		Appreciation	(Depreciation)
Wealth Appreciation	$648,620,733	$89,318,738	$(40,712,121)	$48,606,617
Balanced Wealth	142,688,482	11,140,913	(4,572,253)	6,568,660
Conservative Wealth	46,906,767	2,984,791	(756,355)	2,228,436

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures

The Strategies may buy or sell futures for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2015, the Strategies held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2015, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

112	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2015, the Strategies held inflation (CPI) swaps for hedging and non-hedging purposes.

The Strategies typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategies typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategies net liability, held by the defaulting party, may be delayed or denied.

The Strategies Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategies counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At August 31, 2015, the Strategies had entered into the following derivatives:

AB Tax-Managed Wealth Appreciation Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/ Payable for variation margin on exchange- traded derivatives	$31,626	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$750,812	Unrealized depreciation on forward currency exchange contracts	675,051

Total		$750,812		$706,677

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

114	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$124,971	$(42,177)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	722,769	(264,490)

Total		$847,740	$(306,667)

AB Tax-Managed Balanced Wealth Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$2,090	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$55,006	Unrealized depreciation on forward currency exchange contracts	53,690

Interest rate contracts			Unrealized depreciation on inflation swaps	824,932

Total		$55,006		$880,712

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,145	$(787)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	122,795	(31,534)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(101,328)	(592,107)

Total		$23,612	$(624,428)

AB Tax-Managed Conservative Wealth Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$11,833	Unrealized depreciation on forward currency exchange contracts	$11,508

Interest rate contracts			Unrealized depreciation on inflation swaps	260,755

Total		$11,833		$272,263

116	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$8,140	$(6,367)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(198,415)	(59,733)

Total		$(190,275)	$(66,100)

The following tables represent the average monthly volume of the Strategies’ derivative transactions during the year ended August 31, 2015:

AB Tax-Managed Wealth Appreciation Strategy
Futures:
Average original value of buy contracts	$693,107
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$49,767,784
Average principal amount of sale contracts	$63,213,774

AB Tax-Managed Balanced Wealth Strategy
Futures:
Average original value of buy contracts	$42,393
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,311,231
Average principal amount of sale contracts	$5,251,755
Inflation Swaps:
Average notional amount	$11,330,769

AB Tax-Managed Conservative Wealth Strategy
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$961,700
Average principal amount of sale contracts	$1,224,653
Inflation Swaps:
Average notional amount	$6,011,538

For financial reporting purposes, the Strategies do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following tables present the Strategies’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategies as of August 31, 2015:

AB Tax-Managed Wealth Appreciation Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$27,756	$(27,756)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank	196,015	(196,015)			– 0	–		– 0	–		– 0	–
Credit Suisse International	1,547	– 0	–		– 0	–		– 0	–		1,547
Deutsche Bank AG	24,269	– 0	–		– 0	–		– 0	–		24,269
Goldman Sachs Bank USA	69,599	– 0	–		– 0	–		– 0	–		69,599
HSBC Bank USA	23,897	(828)			– 0	–		– 0	–		23,069
JPMorgan Chase Bank	3,990	– 0	–		– 0	–		– 0	–		3,990
Morgan Stanley & Co., Inc.	126,141	(68,820)			– 0	–		– 0	–		57,321
Royal Bank of Scotland PLC	22,557	(9,315)			– 0	–		– 0	–		13,242
Standard Chartered Bank	71,119	(71,119)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	145,140	(28,614)			– 0	–		– 0	–		116,526
UBS AG	38,782	(38,782)			– 0	–		– 0	–		– 0	–

Total	$750,812	$(441,249)		$	– 0	–	$	– 0	–		$309,563	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$2,087	$	– 0	–		$(2,087)		$	– 0	–	$	– 0	–

Total	$2,087	$	– 0	–		$(2,087)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$57,453		$(27,756)		$	– 0	–	$	– 0	–		$29,697
Citibank	332,622		(196,015)			– 0	–		– 0	–		136,607

118	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
HSBC Bank USA	$828	$(828)	$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley & Co., Inc.	68,820	(68,820)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	9,315	(9,315)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	77,657	(71,119)		– 0	–		– 0	–		6,538
State Street Bank & Trust Co.	28,614	(28,614)		– 0	–		– 0	–		– 0	–
UBS AG	99,742	(38,782)		– 0	–		– 0	–		60,960

Total	$675,051	$(441,249)	$	– 0	–	$	– 0	–		$233,802	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Tax-Managed Balanced Wealth Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$1,040	$(1,040)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank/Citibank, NA	14,685	(14,685)			– 0	–		– 0	–		– 0	–
Credit Suisse International	182	– 0	–		– 0	–		– 0	–		182
Morgan Stanley & Co., Inc./ Morgan Stanley Capital Services LLC	4,285	(4,285)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	269	– 0	–		– 0	–		– 0	–		269
State Street Bank & Trust Co.	32,208	(30,362)			– 0	–		– 0	–		1,846
UBS AG	2,337	– 0	–		– 0	–		– 0	–		2,337

Total	$55,006	$(50,372)		$	– 0	–	$	– 0	–		$4,634	^

AB TAX-MANAGED WEALTH STRATEGIES •	119

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$118	$	– 0	–		$(118)		$	– 0	–	$	– 0	–

Total	$118	$	– 0	–		$(118)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$136,530	$	– 0	–	$	– 0	–	$	– 0	–		$136,530
Barclays Bank PLC	413,437		(1,040)			– 0	–		(306,996)			105,401
Citibank/Citibank, NA	115,656		(14,685)			– 0	–		– 0	–		100,971
Goldman Sachs Bank USA	152,777		– 0	–		– 0	–		– 0	–		152,777
HSBC Bank USA	67		– 0	–		– 0	–		– 0	–		67
Morgan Stanley & Co., Inc./ Morgan Stanley Capital Services LLC	30,293		(4,285)			– 0	–		– 0	–		26,008
State Street Bank & Trust Co.	30,362		(30,362)			– 0	–		– 0	–		– 0	–

Total	$879,122		$(50,372)		$	– 0	–		$(306,996)			$521,754	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at August 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Tax-Managed Conservative Wealth Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$156	$(156)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank	932	(932)			– 0	–		– 0	–		– 0	–
Credit Suisse International	44	– 0	–		– 0	–		– 0	–		44
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	654	(654)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	56	– 0	–		– 0	–		– 0	–		56
State Street Bank & Trust Co.	9,991	(9,991)			– 0	–		– 0	–		– 0	–

Total	$11,833	$(11,733)		$	– 0	–	$	– 0	–		$100	^

120	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$24,434	$	– 0	–	$	– 0	–	$	– 0	–	$24,434
Barclays Bank PLC	62,313		(156)			– 0	–		– 0	–	62,157
Citibank/Citibank, NA	16,917		(932)			– 0	–		– 0	–	15,985
Deutsche Bank AG	6		– 0	–		– 0	–		– 0	–	6
JPMorgan Chase Bank	17,178		– 0	–		– 0	–		– 0	–	17,178
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	140,108		(654)			– 0	–		– 0	–	139,454
State Street Bank & Trust Co.	11,307		(9,991)			– 0	–		– 0	–	1,316

Total	$272,263		$(11,733)		$	– 0	–	$	– 0	–	$260,530	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Strategies may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB TAX-MANAGED WEALTH STRATEGIES •	121

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	AB Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	113,909	271,537	$1,850,080	$4,221,089

Shares issued in reinvestment of dividends and distributions	53,129	45,275	834,136	670,981

Shares converted from Class B	47,515	63,079	774,366	968,552

Shares redeemed	(350,717)	(336,668)	(5,669,990)	(5,234,560)

Net increase (decrease)	(136,164)	43,223	$(2,211,408)	$626,062

Class B
Shares sold	5,624	7,047	$88,809	$107,152

Shares issued in reinvestment of dividends and distributions	1,367	1,904	21,284	27,895

Shares converted to Class A	(48,128)	(64,115)	(774,366)	(968,552)

Shares redeemed	(17,941)	(30,798)	(288,170)	(471,381)

Net decrease	(59,078)	(85,962)	$(952,443)	$(1,304,886)

Class C
Shares sold	71,346	77,007	$1,146,118	$1,175,821

Shares issued in reinvestment of dividends and distributions	14,793	11,839	229,587	173,309

Shares redeemed	(129,709)	(199,943)	(2,087,752)	(2,982,567)

Net decrease	(43,570)	(111,097)	$(712,047)	$(1,633,437)

Advisor Class
Shares sold	5,770,342	7,108,266	$93,100,649	$110,364,297

Shares issued in reinvestment of dividends and distributions	1,061,233	843,970	16,703,802	12,532,959

Shares redeemed	(6,415,000)	(8,559,357)	(104,416,015)	(132,254,978)

Net increase (decrease)	416,575	(607,121)	$5,388,436	$(9,357,722)

122	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	AB Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	154,901	631,852	$2,132,050	$8,617,628

Shares issued in reinvestment of dividends and distributions	224,112	116,154	3,016,559	1,562,940

Shares converted from Class B	127,675	149,591	1,761,304	2,036,452

Shares redeemed	(1,286,792)	(1,119,549)	(17,636,929)	(15,280,307)

Net decrease	(780,104)	(221,952)	$(10,727,016)	$(3,063,287)

Class B
Shares sold	8,243	9,103	$113,166	$124,099

Shares issued in reinvestment of dividends and distributions	8,645	5,225	116,703	70,868

Shares converted to Class A	(127,588)	(149,137)	(1,761,304)	(2,036,452)

Shares redeemed	(41,872)	(85,829)	(578,283)	(1,173,626)

Net decrease	(152,572)	(220,638)	$(2,109,718)	$(3,015,111)

Class C
Shares sold	74,071	161,739	$1,020,848	$2,226,186

Shares issued in reinvestment of dividends and distributions	64,213	26,813	867,516	364,125

Shares redeemed	(291,777)	(346,912)	(4,004,092)	(4,770,290)

Net decrease	(153,493)	(158,360)	$(2,115,728)	$(2,179,979)

Advisor Class
Shares sold	786,404	1,065,593	$10,834,341	$14,597,187

Shares issued in reinvestment of dividends and distributions	99,088	38,191	1,335,704	514,192

Shares redeemed	(664,168)	(419,160)	(9,160,202)	(5,756,707)

Net increase	221,324	684,624	$3,009,843	$9,354,672

AB TAX-MANAGED WEALTH STRATEGIES •	123

Notes to Financial Statements

	AB Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	50,903	143,072	$585,698	$1,673,508

Shares issued in reinvestment of dividends and distributions	94,775	122,880	1,074,748	1,413,369

Shares converted from Class B	30,805	84,351	357,996	984,783

Shares redeemed	(523,063)	(839,285)	(6,043,966)	(9,829,364)

Net decrease	(346,580)	(488,982)	$(4,025,524)	$(5,757,704)

Class B
Shares sold	2,315	5,164	$27,405	$61,514

Shares issued in reinvestment of dividends and distributions	2,781	5,644	32,485	66,801

Shares converted to Class A	(29,993)	(82,014)	(357,996)	(984,783)

Shares redeemed	(13,387)	(45,678)	(159,382)	(550,983)

Net decrease	(38,284)	(116,884)	$(457,488)	$(1,407,451)

Class C
Shares sold	43,269	88,946	$513,709	$1,070,059

Shares issued in reinvestment of dividends and distributions	34,366	38,418	401,396	455,117

Shares redeemed	(226,097)	(241,100)	(2,679,903)	(2,905,656)

Net decrease	(148,462)	(113,736)	$(1,764,798)	$(1,380,480)

Advisor Class
Shares sold	134,128	270,188	$1,548,401	$3,152,092

Shares issued in reinvestment of dividends and distributions	12,904	20,318	146,712	234,123

Shares redeemed	(131,711)	(347,509)	(1,533,859)	(4,080,234)

Net increase (decrease)	15,321	(57,003)	$161,254	$(694,019)

124	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—The Strategies’ investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategies invest in securities of emerging market countries.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategies’ net asset value, or NAV, when one of these investments is performing more poorly than another.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties

AB TAX-MANAGED WEALTH STRATEGIES •	125

Notes to Financial Statements

related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategies invest more of its assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

AB Tax-Managed Wealth Appreciation Strategy	2015	2014
Distributions paid from:
Ordinary income	$13,204,160	$15,777,828
Long-term capital gains	6,243,209	– 0	–

Total taxable distributions	19,447,369	15,777,828

Total distributions paid	$19,447,369	$15,777,828

126	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

AB Tax-Managed Balanced Wealth Strategy	2015	2014
Distributions paid from:
Ordinary income	$655,723	$1,703,104
Long-term capital gains	5,312,124	– 0	–

Total taxable distributions	5,967,847	1,703,104
Tax exempt distributions	4,843	1,224,406

Total distributions paid	$5,972,690	$2,927,510

AB Tax-Managed Conservative Wealth Strategy	2015	2014
Distributions paid from:
Ordinary income	$384,875	$428,506
Long-term capital gains	1,580,013	1,610,362

Total taxable distributions	1,964,888	2,038,868
Tax exempt distributions	5,598	314,603

Total distributions paid	$1,970,486	$2,353,471

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

AB Tax-Managed Strategy	Undistributed Ordinary Income(a)	Undistributed Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Wealth Appreciation	$2,901,318	$42,646,437	$48,528,795	$94,076,550
Balanced Wealth	2,158,464	5,491,813	5,738,428	13,388,705
Conservative Wealth	522,257	1,286,687	1,966,425	3,775,369

(a)	Includes tax exempt income as shown below:

Wealth Appreciation	$	– 0	–
Balanced Wealth		970,322
Conservative Wealth		236,119

(b)	During the fiscal year ended August 31, 2015, Tax-Managed Wealth Appreciation Strategy utilized $2,219,328 of capital loss carryforwards to offset current year net realized gains.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

For Tax-Managed Balanced Wealth Strategy, the difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2015, none of the Strategies had any capital loss carryforwards.

AB TAX-MANAGED WEALTH STRATEGIES •	127

Notes to Financial Statements

During the current fiscal year, the Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of passive foreign investment companies (PFICs), dividend redesignations, and the utilization of earnings and profits distributed to shareholders on redemption of shares—is reflected as an adjustment to the components of capital as of August 31, 2015 as shown below:

AB Tax-Managed Strategy	Increase (Decrease) To Additional Paid-In Capital			Increase (Decrease) To Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investment and Foreign Currency Transactions
Wealth Appreciation	$	– 0	–	$988,958	$(988,958)
Balanced Wealth		220,948		82,217	(303,165)
Conservative Wealth		244,686		17,938	(262,624)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

128	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Wealth Appreciation Strategy
Class A
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.51	$ 13.86	$ 11.85	$ 11.36	$ 10.18

Income From Investment Operations
Net investment income(a)	.20	(b)	.32	(b)	.10	.11	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.91)	2.65	1.98	.53	1.20

Net increase (decrease) in net asset value from operations	(.71)	2.97	2.08	.64	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.32)	(.07)	(.15)	(.12)
Distributions from net realized gain on investment transactions	(.14)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.32)	(.07)	(.15)	(.12)

Net asset value, end of period	$ 15.41	$ 16.51	$ 13.86	$ 11.85	$ 11.36

Total Return
Total investment return based on net asset value(c)	(4.34	)%*	21.66%	17.65	%*	5.76	%*	12.74	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,813	$39,534	$32,587	$33,959	$39,441
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93	%(d)	1.04	%(d)	1.07%	1.08%	1.05	%+
Expenses, before waivers/reimbursements	1.00	%(d)	1.04	%(d)	1.07%	1.08%	1.05	%+
Net investment income	1.24	%(b)	2.05	%(b)	.80%	.93%	.82	%+
Portfolio turnover rate	49%	61%	46%	93%	73%

See footnote summary on page 141.

AB TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Wealth Appreciation Strategy
Class B
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.24	$ 13.61	$ 11.66	$ 11.14	$ 9.99

Income From Investment Operations
Net investment income(a)	.08	(b)	.22	(b)	.01	.02	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.90)	2.59	1.94	.54	1.17

Net increase (decrease) in net asset value from operations	(.82)	2.81	1.95	.56	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.18)	– 0	–	(.04)	(.03)
Distributions from net realized gain on investment transactions	(.14)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.18)	– 0	–	(.04)	(.03)

Net asset value, end of period	$ 15.19	$ 16.24	$ 13.61	$ 11.66	$ 11.14

Total Return
Total investment return based on net asset value(c)	(5.09	)%*	20.79%	16.72	%*	5.08	%*	11.83	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$821	$1,837	$2,709	$4,043	$7,297
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69	%(d)	1.76	%(d)	1.80%	1.82%	1.81	%+
Expenses, before waivers/reimbursements	1.77	%(d)	1.76	%(d)	1.80%	1.82%	1.81	%+
Net investment income	.51	%(b)	1.43	%(b)	.08%	.19%	.07	%+
Portfolio turnover rate	49%	61%	46%	93%	73%

See footnote summary on page 141.

130	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Wealth Appreciation Strategy
Class C
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.23	$ 13.62	$ 11.67	$ 11.16	$ 10.00

Income From Investment Operations
Net investment income(a)	.07	(b)	.21	(b)	.01	.03	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.87)	2.60	1.94	.53	1.18

Net increase (decrease) in net asset value from operations	(.80)	2.81	1.95	.56	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.20)	– 0	–	(.05)	(.03)
Distributions from net realized gain on investment transactions	(.14)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.20)	– 0	–	(.05)	(.03)

Net asset value, end of period	$ 15.15	$ 16.23	$ 13.62	$ 11.67	$ 11.16

Total Return
Total investment return based on net asset value(c)	(4.99	)%*	20.83%	16.71	%*	5.09	%*	11.92	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,102	$17,964	$16,589	$18,337	$22,611
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68	%(d)	1.75	%(d)	1.78%	1.79%	1.78	%+
Expenses, before waivers/reimbursements	1.76	%(d)	1.75	%(d)	1.78%	1.79%	1.78	%+
Net investment income	.47	%(b)	1.35	%(b)	.10%	.22%	.10	%+
Portfolio turnover rate	49%	61%	46%	93%	73%

See footnote summary on page 141.

AB TAX-MANAGED WEALTH STRATEGIES •	131

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Wealth Appreciation Strategy
Advisor Class
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.58	$ 13.91	$ 11.90	$ 11.42	$ 10.23

Income From Investment Operations
Net investment income(a)	.24	(b)	.37	(b)	.14	.14	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.91)	2.66	1.98	.53	1.21

Net increase (decrease) in net asset value from operations	(.67)	3.03	2.12	.67	1.35

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.36)	(.11)	(.19)	(.16)
Distributions from net realized gain on investment transactions	(.14)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.36)	(.11)	(.19)	(.16)

Net asset value, end of period	$ 15.47	$ 16.58	$ 13.91	$ 11.90	$ 11.42

Total Return
Total investment return based on net asset value(c)	(4.10	)%*	22.08%	17.95	%*	6.04	%*	13.13	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$648,133	$687,496	$585,431	$552,610	$511,697
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68	%(d)	.74	%(d)	.77%	.78%	.77	%+
Expenses, before waivers/reimbursements	.76	%(d)	.74	%(d)	.77%	.78%	.77	%+
Net investment income	1.46	%(b)	2.36	%(b)	1.09%	1.23%	1.13	%+
Portfolio turnover rate	49%	61%	46%	93%	73%

See footnote summary on page 141.

132	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Balanced Wealth Strategy
Class A
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.13	$ 12.87	$ 12.28	$ 11.88	$ 11.29

Income From Investment Operations
Net investment income(a)	.19	(b)	.28	(b)	.17	.18	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.49)	1.24	.57	.44	.63

Net increase (decrease) in net asset value from operations	(.30)	1.52	.74	.62	.84

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.26)	(.15)	(.22)	(.25)
Distributions from net realized gain on investment transactions	(.45)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.51)	(.26)	(.15)	(.22)	(.25)

Net asset value, end of period	$ 13.32	$ 14.13	$ 12.87	$ 12.28	$ 11.88

Total Return
Total investment return based on net asset value(c)*	(2.19)%	11.89%	6.08%	5.26%	7.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,242	$95,133	$89,453	$97,866	$115,446
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13	%(d)	1.19	%(d)	1.24%	1.19%	1.17	%+
Expenses, before waivers/reimbursements	1.18	%(d)	1.20	%(d)	1.24%	1.19%	1.17	%+
Net investment income	1.39	%(b)	2.03	%(b)	1.32%	1.53%	1.71	%+
Portfolio turnover rate	29%	58%	32%	55%	41%

See footnote summary on page 141.

AB TAX-MANAGED WEALTH STRATEGIES •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Balanced Wealth Strategy
Class B
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.15	$ 12.90	$ 12.29	$ 11.88	$ 11.30

Income From Investment Operations
Net investment income(a)	.09	(b)	.19	(b)	.08	.10	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	1.24	.58	.43	.62

Net increase (decrease) in net asset value from operations	(.41)	1.43	.66	.53	.74

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.18)	(.05)	(.12)	(.16)
Distributions from net realized gain on investment transactions	(.45)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.18)	(.05)	(.12)	(.16)

Net asset value, end of period	$ 13.29	$ 14.15	$ 12.90	$ 12.29	$ 11.88

Total Return
Total investment return based on net asset value(c)*	(2.98)%	11.14%	5.39%	4.49%	6.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,322	$4,631	$7,066	$11,386	$19,606
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.88	%(d)	1.91	%(d)	1.96%	1.91%	1.89	%+
Expenses, before waivers/reimbursements	1.94	%(d)	1.91	%(d)	1.96%	1.91%	1.89	%+
Net investment income	.68	%(b)	1.41	%(b)	.62%	.82%	.98	%+
Portfolio turnover rate	29%	58%	32%	55%	41%

See footnote summary on page 141.

134	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Balanced Wealth Strategy
Class C
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.17	$ 12.92	$ 12.32	$ 11.92	$ 11.33

Income From Investment Operations
Net investment income(a)	.09	(b)	.18	(b)	.08	.10	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	1.25	.58	.43	.63

Net increase (decrease) in net asset value from operations	(.41)	1.43	.66	.53	.75

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.18)	(.06)	(.13)	(.16)
Distributions from net realized gain on investment transactions	(.45)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.18)	(.06)	(.13)	(.16)

Net asset value, end of period	$ 13.30	$ 14.17	$ 12.92	$ 12.32	$ 11.92

Total Return
Total investment return based on net asset value(c)*	(2.96)%	11.17%	5.36%	4.48%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,177	$31,135	$30,434	$35,615	$43,257
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.88	%(d)	1.90	%(d)	1.95%	1.90%	1.87	%+
Expenses, before waivers/reimbursements	1.94	%(d)	1.90	%(d)	1.95%	1.90%	1.87	%+
Net investment income	.63	%(b)	1.33	%(b)	.62%	.83%	1.00	%+
Portfolio turnover rate	29%	58%	32%	55%	41%

See footnote summary on page 141.

AB TAX-MANAGED WEALTH STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Balanced Wealth Strategy
Advisor Class
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.16	$ 12.88	$ 12.29	$ 11.89	$ 11.31

Income From Investment Operations
Net investment income(a)	.22	(b)	.31	(b)	.21	.22	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.49)	1.26	.57	.44	.61

Net increase (decrease) in net asset value from operations	(.27)	1.57	.78	.66	.86

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.29)	(.19)	(.26)	(.28)
Distributions from net realized gain on investment transactions	(.45)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.53)	(.29)	(.19)	(.26)	(.28)

Net asset value, end of period	$ 13.36	$ 14.16	$ 12.88	$ 12.29	$ 11.89

Total Return
Total investment return based on net asset value(c)*	(1.96)%	12.29%	6.37%	5.58%	7.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,917	$40,249	$27,789	$22,824	$17,257
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.88	%(d)	.89	%(d)	.94%	.90%	.87	%+
Expenses, before waivers/reimbursements	.94	%(d)	.90	%(d)	.94%	.90%	.87	%+
Net investment income	1.61	%(b)	2.24	%(b)	1.60%	1.83%	2.02	%+
Portfolio turnover rate	29%	58%	32%	55%	41%

See footnote summary on page 141.

136	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class A
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.90	$ 11.47	$ 11.19	$ 10.94	$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.13	.17	.10	.13	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	.72	.27	.27	.39

Net increase (decrease) in net asset value from operations	(.20)	.89	.37	.40	.55

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.16)	(.09)	(.15)	(.20)
Distributions from net realized gain on investment transactions	(.39)	(.30)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.43)	(.46)	(.09)	(.15)	(.20)

Net asset value, end of period	$ 11.27	$ 11.90	$ 11.47	$ 11.19	$ 10.94

Total Return
Total investment return based on net asset value(c)	(1.63	)%*	7.89%	3.30	%*	3.72	%*	5.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,770	$36,605	$40,879	$45,221	$54,035
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%(d)	1.19	%(d)	1.20%	1.20%	1.20	%+
Expenses, before waivers/reimbursements	1.72	%(d)	1.60	%(d)	1.56%	1.47%	1.35	%+
Net investment income(b)	1.14%	1.44%	.85%	1.18%	1.49	%+
Portfolio turnover rate	24%	31%	29%	51%	37%

See footnote summary on page 141.

AB TAX-MANAGED WEALTH STRATEGIES •	137

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class B
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.22	$ 11.78	$ 11.50	$ 11.23	$ 10.86

Income From Investment Operations
Net investment income(a)(b)	.06	.10	.02	.06	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	.73	.28	.27	.40

Net increase (decrease) in net asset value from operations	(.28)	.83	.30	.33	.49

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.02)	(.06)	(.12)
Distributions from net realized gain on investment transactions	(.39)	(.30)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.39)	(.02)	(.06)	(.12)

Net asset value, end of period	$ 11.55	$ 12.22	$ 11.78	$ 11.50	$ 11.23

Total Return
Total investment return based on net asset value(c)	(2.30	)%*	7.17%	2.57	%*	2.93	%*	4.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$785	$1,298	$2,629	$4,562	$7,758
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%(d)	1.89	%(d)	1.90%	1.90%	1.90	%+
Expenses, before waivers/reimbursements	2.43	%(d)	2.31	%(d)	2.26%	2.20%	2.07	%+
Net investment income(b)	.46%	.84%	.16%	.50%	.78	%+
Portfolio turnover rate	24%	31%	29%	51%	37%

See footnote summary on page 141.

138	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class C
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.22	$ 11.78	$ 11.51	$ 11.24	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.05	.09	.02	.05	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	.74	.27	.29	.39

Net increase (decrease) in net asset value from operations	(.28)	.83	.29	.34	.48

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(e)	(.09)	(.02)	(.07)	(.12)
Distributions from net realized gain on investment transactions	(.39)	(.30)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.39)	(.02)	(.07)	(.12)

Net asset value, end of period	$ 11.55	$ 12.22	$ 11.78	$ 11.51	$ 11.24

Total Return
Total investment return based on net asset value(c)	(2.28	)%*	7.20%	2.53	%*	3.02	%*	4.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,160	$14,682	$15,498	$18,499	$22,580
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%(d)	1.89	%(d)	1.90%	1.90%	1.90	%+
Expenses, before waivers/reimbursements	2.42	%(d)	2.30	%(d)	2.26%	2.17%	2.05	%+
Net investment income(b)	.45%	.73%	.16%	.48%	.79	%+
Portfolio turnover rate	24%	31%	29%	51%	37%

See footnote summary on page 141.

AB TAX-MANAGED WEALTH STRATEGIES •	139

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.94	$ 11.50	$ 11.21	$ 10.96	$ 10.61

Income From Investment Operations
Net investment income(a)(b)	.16	.20	.13	.16	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	.72	.27	.28	.38

Net increase (decrease) in net asset value from operations	(.16)	.92	.40	.44	.58

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.18)	(.11)	(.19)	(.23)
Distributions from net realized gain on investment transactions	(.39)	(.30)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.48)	(.11)	(.19)	(.23)

Net asset value, end of period	$ 11.33	$ 11.94	$ 11.50	$ 11.21	$ 10.96

Total Return
Total investment return based on net asset value(c)	(1.31	)%*	8.20%	3.62	%*	4.04	%*	5.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,178	$5,274	$5,734	$4,909	$4,913
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82	%(d)	.89	%(d)	.90%	.90%	.90	%+
Expenses, before waivers/reimbursements	1.42	%(d)	1.29	%(d)	1.26%	1.17%	1.05	%+
Net investment income(b)	1.41%	1.74%	1.15%	1.47%	1.79	%+
Portfolio turnover rate	24%	31%	29%	51%	37%

See footnote summary on page 141.

140	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of PPVM, PPMRR and MMAS in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of PPVM, PPMRR and MMAS including interest expense were as follows:

	Year Ended August 31,
	2015	2014
AB Tax-Managed Wealth Appreciation Strategy	.23%	.01%
AB Tax-Managed Balanced Wealth Strategy	.17%	.01%
AB Tax-Managed Conservative Wealth Strategy	.11%	.01%

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for AB Tax-Managed Wealth Appreciation Strategy for years ended August 31, 2015, August 31, 2013, August 31, 2012, and August 31, 2011 by 0.04%, 0.01%, 0.01% and 0.01%, respectively, AB Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2015 August 31, 2014, August 31, 2013, August 31, 2012, and August 31, 2011 by 0.05%, 0.01%, 0.01%, 0.02% and 0.01%, respectively, and AB Tax-Managed Conservative Wealth Strategy for the years ended August 31, 2015, August 31, 2013 and August 31, 2012 by 0.04% 0.01% , and 0.01%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	141

Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy, formerly AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy, respectively (three of the series constituting The AB Portfolios, formerly The AllianceBernstein Portfolios (the “Fund”)) as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy (three of the series constituting The AB Portfolios) at August 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2015

142	• AB TAX-MANAGED WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2015. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Tax-Managed Strategy	Dividends Received Deduction% (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	53.83%	0.00%
Balanced Wealth	32.02%	1.18%
Conservative Wealth	20.59%	0.49%

For the taxable year ended August 31, 2015, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Tax-Managed Strategy	Qualified Dividend Income
Wealth Appreciation	$11,914,936
Balanced Wealth	999,392
Conservative Wealth	224,377

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB TAX-MANAGED WEALTH STRATEGIES •	143

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2) , Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of each Strategy’s portfolio.

144	• AB TAX-MANAGED WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

AB TAX-MANAGED WEALTH STRATEGIES •	145

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating, leadership and venture capital investing experience, including five interim of full-time CEO roles, prior service as general partner of several institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007.

John H. Dobkin, ## 73 (1999)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

146	• AB TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010.

William H. Foulk, Jr., ##, 83 (1998)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

AB TAX-MANAGED WEALTH STRATEGIES •	147

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (Semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

148	• AB TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

AB TAX-MANAGED WEALTH STRATEGIES •	149

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

150	• AB TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Christopher H. Nikolich 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Patrick J. Rudden 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Vadim Zlotnikov 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB TAX-MANAGED WEALTH STRATEGIES •	151

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AB Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 3-5, 2015:

•	AB Tax-Managed Wealth Appreciation Strategy

•	AB Tax-Managed Balanced Wealth Strategy

•	AB Tax-Managed Conservative Wealth Strategy (formerly named AllianceBernstein Tax-Managed Wealth Preservation Strategy)

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each Strategy was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as

152	• AB TAX-MANAGED WEALTH STRATEGIES

provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AB Tax-Managed Wealth Appreciation Strategy will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from AB Tax-Managed Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses.

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The trustees noted that the Adviser’s relationship with AB Tax-Managed Conservative Wealth Strategy was not profitable to it in 2013 or 2014. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the other two Strategies in 2013 and 2014 was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Strategies); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Strategies to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower (and unprofitability would be exacerbated) without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2015 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with indices and a blended benchmark, in each case for various periods ended May 31, 2015 and (in the case of comparisons with the indices and blended benchmark) the period since inception.

AB Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) in all periods and its blended benchmark (60% S&P 500 Index/40% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S. in all periods. The Strategy outperformed the MSCI ACWI ex U.S. (the Strategy’s secondary benchmark) since January 1, 2012) in all periods except the 10-year period and the period since inception. The trustees noted that effective

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January 1, 2012, the Strategy’s secondary benchmark changed to the MSCI ACWI ex U.S. from the MSCI Europe, Australia Far East (EAFE) Index and its blended benchmark changed to 60% S&P 500 Index/40% MSCI ACWI ex U.S. from 70% S&P 500 Index/30% MSCI EAFE Index.

The trustees noted that the Adviser had informed them that the funds in the Lipper comparison groups are not tax-managed, unlike the Strategy. The Adviser had further informed the trustees that the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs. Based on their review, the trustees concluded that the Strategy’s performance was acceptable.

AB Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy (May 1992 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3-, 5- and 10-year periods. The Strategy outperformed the Barclays 5-Year General Obligation (GO) Municipal Bond Index (the Strategy’s primary benchmark since January 1, 2012) in all periods. It lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark since January 1, 2012) in all periods and its blended benchmark (50% Barclays 5-Year GO Municipal Bond Index/50% S&P 500 Index) in all periods. The trustees noted that effective January 1, 2012 the Strategy’s primary benchmark changed to the Barclays 5-Year GO Municipal Bond Index from the S&P 500 Index and its secondary benchmark changed to the S&P 500 Index from the Barclays 5-Year GO Municipal Bond Index.

The trustees noted that the Adviser had informed them of the following reasons for the Strategy’s performance relative to its peers: (i) the other funds in the Lipper comparison groups are not tax-managed funds and invest in taxable fixed-income securities, which have higher yields than the municipal securities the Strategy invests in, (ii) the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs, and (iii) under applicable tax law the Strategy must invest at least 50% of its total assets in municipal bonds for shareholders to receive the income on such securities as tax-exempt income, and the Adviser would otherwise have a lower weighting to such relatively low yielding securities at most times with respect to the Strategy. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

AB Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy (May 1992 inception) was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance

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Universe for the 3-, 5- and 10-year periods. The Strategy outperformed the Barclays 5-Year General Obligation (GO) Municipal Bond Index (the Strategy’s primary benchmark) in all periods except the 10-year period. It lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark) in all periods and its blended benchmark (70% BC 5-Year GO Municipal Bond Index/30% S&P 500 Index) in all periods.

The trustees noted that the Adviser had informed them of the following reasons for the Strategy’s performance relative to its peers: (i) the other funds in the Lipper comparison groups are not tax-managed funds and invest in taxable fixed-income securities, which have higher yields than the municipal securities the Strategy invests in, and (ii) the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs, (iii) under applicable tax law the Strategy must invest at least 50% of its total assets in municipal bonds for shareholders to receive the income on such securities as tax-exempt income. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at each Strategy’s current size, its contractual effective advisory fee rate was lower than the Expense Group median.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Strategies but which invest in equity or equity and debt securities.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group than the Expense Group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy reflected the impact of the Strategy’s investment in AB Cap Fund, Inc.—AB Multi-Manager Alternative Strategies Fund. The expense ratio of AB Tax-Managed Conservative Wealth Strategy reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser to cap the Strategy’s expenses. The trustees noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AB Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AB Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Strategy’s expense ratio, the trustees concluded that the Strategy’s expense ratio was acceptable.

AB Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy’s total expense ratio, reflecting the cap by the Adviser, was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Strategy’s expense ratio, the trustees concluded that the Strategy’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no

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established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AB Portfolios (the “Trust”) in respect of AB Tax-Managed Balanced Wealth Strategy, AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of the Strategies, while investing in AB Multi-Manager Alternative Strategies Fund (“MMAS”), Multi-Asset Real Return Portfolio, and Volatility Management Portfolio of The Pooling Portfolios to manage the Strategies’ volatility created by the equity and fixed income (tax-exempt) securities of the Strategies.3,4 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

1	The information in the fee evaluation was completed on July 23, 2015 and discussed with the Board of Trustees on August 4-5, 2015.

2	Future references to the Strategies do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	Since August 2014, the Strategies had the ability to invest a portion of their investments in Multi-Asset Real Return Portfolio of The Pooling Portfolios.

4	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, Tax-Aware Intermediate Municipals, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value, and investing in Volatility Management Portfolio.

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The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc.,
694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”5

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.6

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the

5	Jones v. Harris at 1427.

6	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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MMAS management fee that the Adviser retains—i.e., does not pay to MMAS’ sub-advisers, except for Tax-Managed Conservative Wealth Strategy. Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the MMAS management fee rate for each Strategy, except for Tax-Managed Conservative Wealth, would be reduced by approximately 0.90%. The Adviser will also waive other MMAS fees and operating expenses until December 31, 2015.7 The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change. In addition to the foregoing, the Adviser intends to waive additional fees payable by the Strategies for a period of at least one year in order to eliminate the expense ratio impact of MMAS’ non-advisory other fees and expenses.

With respect to Tax-Managed Conservative Wealth Strategy, pursuant to the Strategy’s expense limitation undertaking, the Strategies’ Class A expenses are capped at 1.20%; Class B and Class C expenses are capped at 1.90%; and Advisor Class expenses are capped at 0.90%. The Strategy’s share of the advisory fee paid by MMAS is subject to the Strategy’s expense cap, but not of the other operating expenses of MMAS and the Multi-Asset Real Return Portfolio of The Pooling Portfolios, resulting in a minimal increase in the expenses borne by the Strategy of approximately 0.01%.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/15 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$157.4	Tax-Managed Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$746.5	Tax-Managed Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$50.4	Tax-Managed Conservative Wealth Strategy

With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for

7	The impact of the other MMAS fees and operating expenses waiver for each Strategy will range up to 1 basis point, depending on the size of the Strategy.

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certain clerical, legal, accounting, administrative and other services provided to the Strategy. In May 2015, the Board authorized reimbursement payments under these provisions for the first time.

The Adviser has agreed to reimburse Tax-Managed Conservative Wealth Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. Set forth below are Tax-Managed Conservative Wealth Strategy’s gross expense ratios for the most recent semi-annual period:8

	Expense Cap Pursuant to Expense Limitation Undertaking[9]				Acquired Fund Fees and Expenses	Fiscal Year End
Strategy		Cap	Net	Gross
Tax-Managed Conservative Wealth Strategy[10],[11]	Class A Class B Class C Advisor	1.15% 1.90% 1.90% 0.90%	1.16% 1.86% 1.86% 0.86%	1.70% 2.42% 2.41% 1.40%	0.04% 0.04% 0.04% 0.04%	August 31 (ratios as of February 28, 2015)

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period:8

	Total Expense Ratio[9]			Acquired Fund Fees and Expenses	Fiscal Year End
Strategy		Net	Gross
Tax-Managed Balanced Wealth Strategy[12]	Class A Class B Class C Advisor	1.24% 2.01% 2.00% 0.99%	1.30% 2.06% 2.05% 1.05%	0.15% 0.15% 0.15% 0.15%	August 31 (ratios as of February 28, 2015)

Tax-Managed Wealth Appreciation Strategy[12]	Class A Class B Class C Advisor	1.13% 1.90% 1.88% 0.88%	1.21% 1.98% 1.96% 0.96%	0.21% 0.21% 0.21% 0.21%	August 31 (ratios as of February 28, 2015)

8	Semi-annual total expense ratios are unaudited.

9	Includes acquired fund fees and expenses.

10	Prior to August 1, 2014, the expense cap of the Strategy’s Class A shares was 1.20%. The new expense cap reflects the reduction of 12b-1 fees from 0.30% to 0.25% effective August 1, 2014.

11	Under the Strategy’s expense limitation undertaking, the Strategy’s share of the advisory fee paid by MMAS would be subject to the Strategy’s expense cap, but not of the other operating expenses of MMAS and the Multi-Asset Real Return Portfolio of The Pooling Portfolios, resulting in a minimal increase in the expenses borne by the Strategy of approximately 0.01%.

12	The semi-annual total expense ratio for the Strategy’s Class A shares reflects the reduction in 12b-1 fees from 0.30% to 0.25% effective August 1, 2014.

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I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, Tax-Managed Wealth Appreciation is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

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investment style as the Strategies.13 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)15 and the Strategy’s contractual management fee ranking.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

13	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

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Strategy	Contractual Management Fee (%)[17]	Lipper EG Median (%)	Lipper EG Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.650	1/10
Tax-Managed Wealth Appreciation Strategy	0.650	0.915	1/11
Tax-Managed Conservative Wealth Strategy	0.550	0.650	3/11

To reflect the Strategies’ investment in MMAS, Lipper also compared each Strategy’s most recently completed semi-annual total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.18 The Strategies’ total expense ratio rankings are also shown below:

Strategy	Total Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Tax-Managed Balanced Wealth Strategy	1.243	1.174	8/10	1.129	27/38

Tax-Managed Wealth Appreciation Strategy	1.129	1.416	1/11	1.419	5/37

Tax-Managed Conservative Wealth Strategy	1.156	1.080	10/11	1.063	23/26

Based on the information provided, the Strategies have lower contractual management fees than their respective EG medians. Except for Tax-Managed Wealth Appreciation Strategy, whose total expense ratio is lower than the Strategy’s EG median, the Strategies have a higher total expense ratio than each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent

17	The contractual management fee does not reflect any advisory fee waiver or expense reimbursements for expense caps that would effectively reduce the actual management fee.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	The Class A shares total expense ratio shown for each Strategy is for the semi-annual period ending February 28, 2015.

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advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Balanced Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Trust. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$5,519
Tax-Managed Wealth Appreciation Strategy	$2,763
Tax-Managed Conservative Wealth Strategy	$802

166	• AB TAX-MANAGED WEALTH STRATEGIES

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$652,991	$3,307
Tax-Managed Wealth Appreciation Strategy	$305,777	$654
Tax-Managed Conservative Wealth Strategy	$287,367	$745

Fees and reimbursements for out of pocket expenses charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$75,011
Tax-Managed Wealth Appreciation Strategy	$109,964
Tax-Managed Conservative Wealth Strategy	$28,243

The Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009,

AB TAX-MANAGED WEALTH STRATEGIES •	167

AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

168	• AB TAX-MANAGED WEALTH STRATEGIES

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings23 of the Strategies relative to their Lipper Performance Groups (“PGs”) and Lipper Performance Universes (“PUs”)24 for the periods ended May 31, 2015.25

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy[26]
1 year	2.64	5.77	4.88	10/10	84/103
3 year	7.57	10.92	10.42	10/10	89/100
5 year	6.32	10.18	9.33	10/10	81/85
10 year	4.21	6.16	5.96	9/9	60/64

Tax-Managed Wealth Appreciation Strategy[26]
1 year	6.19	6.10	6.28	5/11	25/46
3 year	16.50	16.50	16.41	6/11	22/44
5 year	11.29	12.32	12.58	8/11	25/34
10 year	4.97	6.76	7.22	6/6	13/14

Tax-Managed Conservative Wealth Strategy[26]
1 year	1.75	3.44	2.94	8/11	59/76
3 year	4.69	7.90	7.08	9/10	58/72
5 year	4.12	7.94	7.03	9/9	63/65
10 year	3.21	5.52	5.23	7/7	37/39

23	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

24	The Strategies’ PGs are identical to their EGs. A Strategy’s PU may not necessarily be identical to its respective EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

26	Lipper does not have a separate classification for tax-managed funds. Accordingly, unlike the Strategy, many of the Strategy’s Lipper peers are not tax-managed.

AB TAX-MANAGED WEALTH STRATEGIES •	169

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold) versus their benchmarks for the periods ending May 31, 2015. Performance returns for the 10 month period ending May 31, 2015 are shown for the Wealth Strategies to show their performance since MMAS commenced operations.27

	Periods Ending May 31, 2015 Annualized Net Performance (%)
	10 Month (%)[28]	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	2.87	2.64	7.57	6.32	4.21	5.94
50% S&P 500 / 50% Barclays Capital 5 Yr. GO Municipal Bond Index	5.98	6.41	10.38	9.69	6.26	7.40
Barclays Capital 5Yr GO Municipal Bond Index	0.89	1.03	1.57	2.79	3.83	4.78
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	9.42
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	6.25	6.19	16.50	11.29	4.97	5.86
60% S&P 500 Index / 40% MSCI ACWI Ex USA Net Index	5.94	6.65	16.88	13.18	7.39	8.68
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	8.54
MSCI ACWI Ex USA Net Index	-1.56	-0.90	12.61	8.09	6.04	8.23
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	1.75	1.75	4.69	4.12	3.21	4.83
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	3.95	4.25	6.80	6.93	5.35	6.42
Barclays Capital 5 Year GO Muni Bond Index	0.89	1.03	1.57	2.79	3.83	4.78
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	9.42
Inception Date: May 4, 1992

27	The performance returns are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

28	The 10 month returns, which are not annualized, are shown to indicate the Wealth Strategies’ performance for the period since they began investing in MMAS.

170	• AB TAX-MANAGED WEALTH STRATEGIES

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Trustees continue to monitor the impact of MMAS on the total expense ratios and performance of the Strategies. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

AB TAX-MANAGED WEALTH STRATEGIES •	171

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

172	• AB TAX-MANAGED WEALTH STRATEGIES

AB Family of Funds

NOTES

AB TAX-MANAGED WEALTH STRATEGIES •	173

NOTES

174	• AB TAX-MANAGED WEALTH STRATEGIES

NOTES

AB TAX-MANAGED WEALTH STRATEGIES •	175

NOTES

176	• AB TAX-MANAGED WEALTH STRATEGIES

AB TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0815

AUG    08.31.15

ANNUAL REPORT

AB WEALTH STRATEGIES

+	AB WEALTH APPRECIATION STRATEGY
+	AB BALANCED WEALTH STRATEGY
+	AB CONSERVATIVE WEALTH STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

October 20, 2015

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the annual reporting period ended August 31, 2015. Effective January 20, 2015, the Strategies’ name changed from AllianceBernstein Wealth Strategies to AB Wealth Strategies.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in the AB Pooling Portfolios, which represent a variety of asset classes and investment styles.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

AB Wealth Appreciation Strategy

Investment Objective and Policies

The AB Wealth Appreciation Strategy’s investment objective is long-term growth of capital. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through these investments, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, between US and non-US markets and among diversification investments. The Strategy targets a weighting of approximately 67% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, and approximately 33% of Underlying Portfolios that invest primarily in diversification investments. Normally, the Strategy’s targeted blend for its traditional equity investments is an equal weighting of growth and value style Underlying Portfolios (50% each).

The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and US and non-US Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s

AB WEALTH STRATEGIES •	1

targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

For the traditional equity component, in addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in US and non-US companies and various capitalization ranges. Within each of the value and growth components, the Strategy’s targeted blend is approximately 60% in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. The Underlying Portfolios include the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 12% of its assets in the Multi-Manager Alternative Strategies Fund. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 7% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 14% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions

2	• AB WEALTH STRATEGIES

(US and non-US), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

AB Balanced Wealth Strategy Investment Objective and Policies

The AB Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments (described below) to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 39% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 25% of Underlying Portfolios that invest primarily in traditional debt securities and approximately 37% of Underlying Portfolios that invest primarily in diversification investments with a goal of providing moderate upside potential without excessive volatility.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. The Underlying Portfolios include the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four

AB WEALTH STRATEGIES •	3

different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 8% of its assets in Multi-Manager Alternative Strategies Fund. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 5% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 17% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Underlying Portfolios’ fixed-income securities will primarily be investment grade debt securities, but will also include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment-grade.

AB Conservative Wealth Strategy

Investment Objective and Policies

The AB Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio

4	• AB WEALTH STRATEGIES

volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 20% in Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 52% in Underlying Portfolios that invest primarily in traditional debt securities and approximately 29% in Underlying Portfolios that invest primarily in diversification investments with a goal of providing reduced volatility and modest upside potential.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (approximately 50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. The Underlying Portfolios include the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long-short equity, special situations, credit and global macro; the allocations among these alternative investment strategies is expected to vary, and there may be no allocation to specific strategies at times. The Strategy invests approximately 6% of its assets in the Multi-Manager Alternative Strategies Fund. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 2% of its assets in this Multi-Asset Real Return Portfolio.

AB WEALTH STRATEGIES •	5

As part of its diversification investments, the Strategy also invests approximately 12% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

All fixed-income securities of the Short Duration Bond Portfolio and Global Core Bond Portfolio in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by these Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 13-17 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended August 31, 2015. Each Strategy’s blended benchmark is as follows: AB Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index/40% Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US; AB Balanced Wealth Strategy: 65% S&P 500 Index/35% Barclays US Aggregate Bond Index; and AB Conservative Wealth Strategy, 65% Barclays US Aggregate Bond Index/35% S&P 500 Index. Performance for each of the Underlying Portfolios compared to its respective benchmarks may be found on page 19. Additional performance for the Underlying Portfolios may be found on pages 29-32.

Class A shares of the Wealth Appreciation Strategy underperformed the primary benchmark for both periods, before sales charges. Versus the blended benchmark, Class A shares outperformed for the six-month period, and underperformed for the 12-month period, before sales charges. On an absolute level, for both periods, performance was negatively impacted by the allocation to Multi-Asset Real Return Portfolio, which was affected by

6	• AB WEALTH STRATEGIES

the sharp decline in oil and commodity prices. For the six-month period, all equity Underlying Portfolios declined; the allocation to the International Value Portfolio detracted. For the 12-month period, the allocation to the International Growth Portfolio and International Value Portfolio detracted; U.S. Large Cap Growth Portfolio, Small-Mid Cap Growth Portfolio and Multi-Manager Alternative Strategies Fund contributed.

Class A shares of the Balanced Wealth Strategy outperformed the primary benchmark and underperformed the blended benchmark for the six-month period, while underperforming both benchmarks for the 12-month period, before sales charges. On an absolute level, for both periods, performance was negatively impacted by the allocation to Multi-Asset Real Return Portfolio, which was affected by the sharp decline in oil and commodity prices. For the six-month period, all Underlying Portfolios declined, except for the Short Duration Portfolio; however, Balanced Wealth Strategy was not invested in the Short Duration Portfolio. The allocation to the Volatility Management Portfolio detracted. For the 12-month period, the allocation to the International Growth Portfolio and International Value Portfolio detracted; U.S. Large Cap Growth Portfolio, Small-Mid Cap Growth Portfolio and Multi-Manager Alternative Strategies Fund contributed.

Class A shares of the Conservative Wealth Strategy underperformed the primary and blended benchmarks for both periods, before sales charges. On an absolute level, for both periods, performance was negatively impacted by the allocation to Multi-Asset Real Return Portfolio, which was affected by the sharp decline in oil and commodity prices. For the six-month period, the allocation to the International Growth Portfolio and International Value Portfolio, as well as Volatility Management Portfolio, also detracted; Short Duration Bond Portfolio contributed. For the 12-month period, the allocation to the International Growth Portfolio and International Value Portfolio detracted; U.S. Large Cap Growth Portfolio, Small-Mid Cap Growth Portfolio and Multi-Manager Alternative Strategies Fund contributed.

The U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Small-Mid Cap Value Portfolio and Small-Mid Cap Growth Portfolio did not use derivatives during the six- and 12-month periods. The Multi-Manager Alternative Strategies Fund did not use derivatives directly.

The International Value Portfolio utilized futures for investment purposes and currency forwards for hedging and investment purposes, which added to performance for both periods, on an absolute basis. The International Growth Portfolio utilized currency forwards for hedging purposes, which detracted for both periods, on an absolute basis.

The Short Duration Bond Portfolio and the Bond Inflation Protection Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration

AB WEALTH STRATEGIES •	7

and yield curve positioning. The Short Duration Bond Portfolio utilized currency forwards during both periods to hedge out non-dollar currency exposure; cross-currency swaps for hedging purposes had an immaterial impact during both periods, on an absolute basis. The Bond Inflation Protection Portfolio utilized credit default swaps and inflation swaps for hedging and investment purposes, which had an immaterial impact during both periods, on an absolute basis; currency forwards were utilized to establish currency positioning; leverage was utilized through reverse repurchase agreements.

The Global Core Bond Portfolio utilized derivatives including currency forwards for hedging and investment purposes, which added to returns; Treasury futures for hedging purposes had an immaterial impact during the six-month period, and detracted for the 12-month period, on an absolute basis.

During both periods, the High Yield Portfolio utilized derivatives including currency forwards and credit default swaps for hedging and investment purposes, and written options and swaptions for hedging purposes, which added to performance, on an absolute basis; total return swaps for hedging and investment purposes, and purchased options for hedging purposes detracted. Treasury futures for hedging and investment purposes added during the six-month period and detracted during the 12-month period; interest rate swaps for hedging purposes had an immaterial impact during both periods.

The Multi-Asset Real Return Portfolio utilized derivatives in the form of futures, total return swaps, interest rate swaps and written options for hedging and investment purposes, which detracted from returns during both periods, in absolute terms; currency forwards were utilized for hedging and investment purposes, which detracted during the six-month period and added during the 12-month period. Inflation swaps for hedging purposes and purchased options for hedging and investment purposes added to returns during both periods.

The Volatility Management Portfolio utilized derivatives including currency forwards for hedging and investment purposes, which added to returns during both periods, in absolute terms; Treasury futures and total return swaps for hedging and investment purposes detracted during both periods.

Market Review and Investment Strategy

Global stocks declined for the 12-month period, while fixed-income markets were mixed. While capital markets overall were negatively affected by a sharp decline in oil and commodity prices, combined with events in Greece and China, suffered losses, US equity markets managed to post slight gains.

Global equities began the period under heavy pressure, driven by worries over economic weakness in China and Europe. Ongoing geopolitical turmoil in the Ukraine and elsewhere also played a role. Markets saw a slight respite after negotiations between

8	• AB WEALTH STRATEGIES

Greece and its official creditors were resolved in July, but a sharp drop in the price of oil and volatile trading in China’s mainland stock markets prompted a global sell off in August.

Bond markets were volatile for the 12-month period as well. Markets remained preoccupied with central bank policies, which appeared to diverge. Speculation over the timing of an increase in US interest rates caused the US yield curve to flatten during the year. Meanwhile, central banks including Europe, Canada and China relaxed policy to offset weaker growth, sending government bond yields lower in those regions where central banks have adopted stimulus measures.

Disappointing economic data in China led authorities to devalue the yuan against the US dollar by the largest amount in decades. Although policymakers justified the move as an attempt to make the country’s exchange rate more responsive to market forces, investors interpreted it as a sign that China’s economic slowdown was worse than originally thought.

AB WEALTH STRATEGIES •	9

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index, the MSCI ACWI ex-US and the Barclays US Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays US Aggregate Bond Index (US dollar hedged) represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The Russell 1000® Value Index was used to represent the allocation to U.S. Value, the Russell 1000® Growth to represent U.S. Large Cap Growth, the MSCI ACWI ex-US to represent International Value and International Growth, the Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year Treasury Index to represent Short Duration Bond, Barclays Global Aggregate Bond Index (US dollar hedged) to represent Global Core Bond, the Barclays 1-10 Year Inflation Protected Securities (“TIPS”) Index to represent Bond Inflation Protection, the Barclays US High Yield 2% Issuer Capped Index to represent High-Yield, the Russell 2500® Value Index to represent Small-Mid Cap Value, the Russell 2500® Growth to represent Small-Mid Cap Growth, the MSCI AC World Commodity Producers Index and the All Market Real Return Portfolio Benchmark to represent Multi-Asset Real Return; the MSCI ACWI to represent Volatility Management and the BofA ML 3-Month US T-Bill Index to represent Multi-Manager Alternative Strategies Fund.

The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the US. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Global Aggregate Bond Index (US dollar hedged) represents the performance of global investment-grade developed fixed income markets. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. The Barclays High Yield 2% Issuer Capped Index is the 2% issuer-capped component of the US Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2,500 small to mid-cap value companies within the US. The Russell 2500 Growth Index represents the performance of 2,500 small to mid-cap growth companies within the US. The MSCI AC World Commodity Producers Index (free float-adjusted, market capitalization-weighted) is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The BofA ML 3-Month US T-Bill Index is an unmanaged index tracking 3-month US government securities. The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index.

(Disclosures, Risks and Note about Historical Performance continued on next page)

10	• AB WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. AB Balanced Wealth Strategy and AB Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: (AB Balanced Wealth and AB Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategy’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (AB Balanced Wealth and AB Conservative Wealth Strategies) The issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-US) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, or US or non-US securities, may have a more significant effect on the Strategies’ net asset value when one of these investments is performing more poorly than another.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB WEALTH STRATEGIES •	11

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus. As with all investments, you may lose money by investing in the Strategies.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Strategies have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

12	• AB WEALTH STRATEGIES

Disclosures and Risks

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Wealth Appreciation Strategy
Class A	-6.09%	-4.89%

Class B*	-6.42%	-5.59%

Class C	-6.45%	-5.62%

Advisor Class†	-5.98%	-4.66%

Class R†	-6.33%	-5.33%

Class K†	-6.19%	-5.07%

Class I†	-6.05%	-4.72%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: MSCI ACWI ex-US	-8.91%	-12.35%

Blended Benchmark: 60% S&P 500 Index/40% MSCI ACWI ex-US	-6.74%	-4.77%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	13

Historical Performance

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/05 to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

14	• AB WEALTH STRATEGIES

Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Balanced Wealth Strategy
Class A	-4.80%	-3.46%

Class B*	-5.13%	-4.19%

Class C	-5.13%	-4.19%

Advisor Class†	-4.63%	-3.21%

Class R†	-4.97%	-3.82%

Class K†	-4.88%	-3.55%

Class I†	-4.65%	-3.18%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Blended Benchmark: 65% S&P 500 Index/ 35% Barclays US Aggregate Bond Index	-3.67%	1.00%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	15

Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Balanced Wealth Strategy Class A shares (from 8/31/05 to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

16	• AB WEALTH STRATEGIES

Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Conservative Wealth Strategy
Class A	-2.87%	-1.59%

Class B*	-3.23%	-2.36%

Class C	-3.23%	-2.36%

Advisor Class†	-2.70%	-1.31%

Class R†	-3.11%	-2.02%

Class K†	-2.88%	-1.73%

Class I†	-2.71%	-1.41%

Primary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Secondary Benchmark: S&P 500 Index	-5.32%	0.48%

Blended Benchmark: 65% Barclays US Aggregate Bond Index/35% S&P 500 Index	-2.28%	1.32%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	17

Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/05 TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Conservative Wealth Strategy Class A shares (from 8/31/05 to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

18	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2015 (unaudited)	Returns
	6 Months	12 Months
AB U.S. Value Portfolio	-6.25%	-4.21%

Russell 1000 Value Index	-6.73%	-3.48%

AB U.S. Large Cap Growth Portfolio	-1.02%	11.22%

Russell 1000 Growth Index	-3.88%	4.26%

AB International Value Portfolio	-7.96%	-8.59%

MSCI ACWI ex-US	-8.91%	-12.35%

AB International Growth Portfolio	-7.44%	-10.86%

MSCI ACWI ex-US	-8.91%	-12.35%

AB Short Duration Bond Portfolio	0.48%	0.90%

BofA ML 1-3 Year Treasury Index	0.39%	0.80%

AB Global Core Bond Portfolio	-1.03%	2.15%

Barclays Global Aggregate Bond Index (US dollar hedged)	-0.93%	2.23%

AB Bond Inflation Protection Portfolio	-1.63%	-2.73%

Barclays 1-10 Year TIPS Index	-1.15%	-2.35%

AB High-Yield Portfolio	-2.23%	-2.27%

Barclays US High Yield 2% Issuer Capped Index	-2.85%	-2.93%

AB Small-Mid Cap Value Portfolio	-4.43%	-1.38%

Russell 2500 Value Index	-6.52%	-4.77%

AB Small-Mid Cap Growth Portfolio	-2.59%	3.92%

Russell 2500 Growth Index	-3.78%	4.53%

AB Multi-Asset Real Return Portfolio	-14.23%	-27.40%

Primary Benchmark: MSCI AC World Commodity Producers Index	-20.00%	-35.80%

Secondary Benchmark: All Market Real Return Portfolio Benchmark	-13.87%	-23.86%

AB Volatility Management Portfolio	-6.73%	-3.35%

MSCI ACWI	-7.18%	-6.29%

AB Multi-Manager Alternative Strategies Fund (Class Z Shares)	-2.62%	-0.79%

BofA ML 3-Month US T-Bill Index	0.02%	0.03%

*    Shares of the Underlying Portfolios (specifically Class Z shares in the case of AB Multi-Manager Alternative Strategies Fund) are offered exclusively to mutual funds advised by, and certain institutional clients of, AB and are not currently offered to the general public. The Underlying Portfolios incur no sales charges or management fees (except in the case of AB Multi-Manager Alternative Strategies Fund).

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	19

Historical Performance

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.89%	-8.94%
5 Years	9.60%	8.66%
10 Years	3.84%	3.38%

Class B Shares
1 Year	-5.59%	-9.32%
5 Years	8.80%	8.80%
10 Years	3.24%	3.24%

Class C Shares
1 Year	-5.62%	-6.55%
5 Years	8.80%	8.80%
10 Years	3.09%	3.09%

Advisor Class Shares*
1 Year	-4.66%	-4.66%
5 Years	9.92%	9.92%
10 Years	4.14%	4.14%

Class R Shares*
1 Year	-5.33%	-5.33%
5 Years	9.20%	9.20%
10 Years	3.46%	3.46%

Class K Shares*
1 Year	-5.07%	-5.07%
5 Years	9.51%	9.51%
10 Years	3.78%	3.78%

Class I Shares*
1 Year	-4.72%	-4.72%
5 Years	9.88%	9.88%
10 Years	4.13%	4.13%

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

20	• AB WEALTH STRATEGIES

Historical Performance

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.36%, 2.12%, 2.12%, 1.11%, 1.79%, 1.48% and 1.15% for Class A, Class B, Class C, Class Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.24%, 2.02%, 2.00%, 0.99%, 1.67%, 1.36% and 1.03% for Class A, Class B, Class C, Class Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	21

Historical Performance

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.45%
5 Years	5.90%
10 Years	2.84%

Class B Shares
1 Year	-8.92%
5 Years	6.05%
10 Years	2.69%

Class C Shares
1 Year	-6.15%
5 Years	6.06%
10 Years	2.55%

Advisor Class Shares*
1 Year	-4.25%
5 Years	7.12%
10 Years	3.59%

Class R Shares*
1 Year	-4.86%
5 Years	6.43%
10 Years	2.91%

Class K Shares*
1 Year	-4.53%
5 Years	6.75%
10 Years	3.24%

Class I Shares*
1 Year	-4.18%
5 Years	7.11%
10 Years	3.58%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

22	• AB WEALTH STRATEGIES

Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.46%	-7.59%
5 Years	7.46%	6.53%
10 Years	4.47%	4.02%

Class B Shares
1 Year	-4.19%	-7.97%
5 Years	6.67%	6.67%
10 Years	3.87%	3.87%

Class C Shares
1 Year	-4.19%	-5.13%
5 Years	6.69%	6.69%
10 Years	3.73%	3.73%

Advisor Class Shares*
1 Year	-3.21%	-3.21%
5 Years	7.78%	7.78%
10 Years	4.79%	4.79%

Class R Shares*
1 Year	-3.82%	-3.82%
5 Years	7.07%	7.07%
10 Years	4.09%	4.09%

Class K Shares*
1 Year	-3.55%	-3.55%
5 Years	7.38%	7.38%
10 Years	4.41%	4.41%

Class I Shares*
1 Year	-3.18%	-3.18%
5 Years	7.75%	7.75%
10 Years	4.77%	4.77%

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	23

Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.19%, 1.95%, 1.94%, 0.94%, 1.60%, 1.29% and 0.96% for Class A, Class B, Class C, Class Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.11%, 1.88%, 1.86%, 0.86%, 1.53%, 1.20% and 0.88% for Class A, Class B, Class C, Class Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

24	• AB WEALTH STRATEGIES

Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.03%
5 Years	4.68%
10 Years	3.68%

Class B Shares
1 Year	-7.41%
5 Years	4.83%
10 Years	3.54%

Class C Shares
1 Year	-4.56%
5 Years	4.85%
10 Years	3.40%

Advisor Class Shares*
1 Year	-2.64%
5 Years	5.90%
10 Years	4.45%

Class R Shares*
1 Year	-3.32%
5 Years	5.20%
10 Years	3.76%

Class K Shares*
1 Year	-2.97%
5 Years	5.53%
10 Years	4.09%

Class I Shares*
1 Year	-2.67%
5 Years	5.89%
10 Years	4.43%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	25

Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.59%	-5.76%
5 Years	4.47%	3.58%
10 Years	3.61%	3.15%

Class B Shares
1 Year	-2.36%	-6.27%
5 Years	3.72%	3.72%
10 Years	3.01%	3.01%

Class C Shares
1 Year	-2.36%	-3.34%
5 Years	3.73%	3.73%
10 Years	2.88%	2.88%

Advisor Class Shares*
1 Year	-1.31%	-1.31%
5 Years	4.78%	4.78%
10 Years	3.92%	3.92%

Class R Shares*
1 Year	-2.02%	-2.02%
5 Years	4.08%	4.08%
10 Years	3.23%	3.23%

Class K Shares*
1 Year	-1.73%	-1.73%
5 Years	4.41%	4.41%
10 Years	3.56%	3.56%

Class I Shares*
1 Year	-1.41%	-1.41%
5 Years	4.75%	4.75%
10 Years	3.90%	3.90%

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

26	• AB WEALTH STRATEGIES

Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.16%, 1.92%, 1.91%, 0.91%, 1.57%, 1.26% and 0.93% for Class A, Class B, Class C, Class Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.10%, 1.87%, 1.85%, 0.84%, 1.51%, 1.20% and 0.89% for Class A, Class B, Class C, Class Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	27

Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.16%
5 Years	2.63%
10 Years	3.01%

Class B Shares
1 Year	-5.59%
5 Years	2.79%
10 Years	2.87%

Class C Shares
1 Year	-2.64%
5 Years	2.80%
10 Years	2.74%

Advisor Class Shares*
1 Year	-0.68%
5 Years	3.85%
10 Years	3.78%

Class R Shares*
1 Year	-1.31%
5 Years	3.16%
10 Years	3.09%

Class K Shares*
1 Year	-0.95%
5 Years	3.49%
10 Years	3.42%

Class I Shares*
1 Year	-0.71%
5 Years	3.82%
10 Years	3.75%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

28	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF AUGUST 31, 2015 (unaudited)
NAV/SEC Returns

AB U.S. Value Portfolio
1 Year	-4.21%
5 Years	14.68%
10 Years	5.24%

AB U.S. Large Cap Growth Portfolio
1 Year	11.22%
5 Years	19.19%
10 Years	8.18%

AB International Value Portfolio
1 Year	-8.59%
5 Years	4.70%
10 Years	1.78%

AB International Growth Portfolio
1 Year	-10.86%
5 Years	2.37%
10 Years	0.89%

AB Short Duration Bond Portfolio
1 Year	0.90%
5 Years	1.21%
10 Years	2.28%

AB Global Core Bond Portfolio
1 Year	2.15%
5 Years	4.08%
10 Years	5.27%

AB Bond Inflation Protection Portfolio
1 Year	-2.73%
5 Years	3.07%
10 Years	4.22%

AB High-Yield Portfolio
1 Year	-2.27%
5 Years	8.13%
10 Years	8.03%

AB Small-Mid Cap Value Portfolio
1 Year	-1.38%
5 Years	16.29%
10 Years	8.93%

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	29

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF AUGUST 31, 2015 (unaudited)
NAV/SEC Returns

AB Small-Mid Cap Growth Portfolio
1 Year	3.92%
5 Years	19.87%
10 Years	11.69%

AB Multi-Asset Real Return Portfolio
1 Year	-27.40%
5 Years	-1.78%
10 Years	0.17%

AB Volatility Management Portfolio
1 Year	-3.35%
5 Years	9.52%
Since Inception†	7.39%

AB Multi-Manager Alternative Strategies Fund
1 Year	-0.79%
Since Inception‡	0.37%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Underlying Portfolios.

†	Inception date: 4/16/2010.

‡	Inception date: 07/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

30	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
NAV/SEC Returns

AB U.S. Value Portfolio
1 Year	-5.07%
5 Years	12.15%
10 Years	4.78%

AB U.S. Large Cap Growth Portfolio
1 Year	10.21%
5 Years	16.49%
10 Years	7.67%

AB International Value Portfolio
1 Year	-8.25%
5 Years	1.76%
10 Years	0.97%

AB International Growth Portfolio
1 Year	-7.15%
5 Years	-0.11%
10 Years	0.20%

AB Short Duration Bond Portfolio
1 Year	1.15%
5 Years	1.18%
10 Years	2.31%

AB Global Core Bond Portfolio
1 Year	3.27%
5 Years	4.10%
10 Years	5.42%

AB Bond Inflation Protection Portfolio
1 Year	-1.30%
5 Years	2.70%
10 Years	4.16%

AB High-Yield Portfolio
1 Year	-3.73%
5 Years	6.75%
10 Years	7.78%

AB Small-Mid Cap Value Portfolio
1 Year	0.77%
5 Years	12.77%
10 Years	8.63%

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	31

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
NAV/SEC Returns

AB Small-Mid Cap Growth Portfolio
1 Year	0.15%
5 Years	14.79%
10 Years	10.68%

AB Multi-Asset Real Return Portfolio
1 Year	-25.81%
5 Years	-4.49%
10 Years	-0.43%

AB Volatility Management Portfolio
1 Year	-2.68%
5 Years	7.34%
Since Inception†	6.73%

AB Multi-Manager Alternative Strategies Fund
1 Year	-0.80%
Since Inception‡	-0.77%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Underlying Portfolios.

†	Inception date: 4/16/2010.

‡	Inception date: 07/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

32	• AB WEALTH STRATEGIES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB Wealth Appreciation Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.10	$4.25	0.87%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%
Class B
Actual	$1,000	$935.80	$7.95	1.63%
Hypothetical**	$1,000	$1,016.99	$8.29	1.63%
Class C
Actual	$1,000	$935.50	$7.90	1.62%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%

AB WEALTH STRATEGIES •	33

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$940.20	$3.03	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%
Class R
Actual	$1,000	$936.70	$6.44	1.32%
Hypothetical**	$1,000	$1,018.55	$6.72	1.32%
Class K
Actual	$1,000	$938.10	$4.93	1.01%
Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class I
Actual	$1,000	$939.50	$3.32	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

AB Balanced Wealth Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$952.00	$4.08	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class B
Actual	$1,000	$948.70	$7.81	1.59%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%
Class C
Actual	$1,000	$948.70	$7.81	1.59%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%
Advisor Class
Actual	$1,000	$953.70	$2.86	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%
Class R
Actual	$1,000	$950.30	$6.19	1.26%
Hypothetical**	$1,000	$1,018.85	$6.41	1.26%
Class K
Actual	$1,000	$951.20	$4.67	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$953.50	$3.05	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%

34	• AB WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB Conservative Wealth Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$971.30	$4.57	0.92%
Hypothetical**	$1,000	$1,020.57	$4.69	0.92%
Class B
Actual	$1,000	$967.70	$8.28	1.67%
Hypothetical**	$1,000	$1,016.79	$8.49	1.67%
Class C
Actual	$1,000	$967.70	$8.28	1.67%
Hypothetical**	$1,000	$1,016.79	$8.49	1.67%
Advisor Class
Actual	$1,000	$973.00	$3.33	0.67%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%
Class R
Actual	$1,000	$968.90	$6.65	1.34%
Hypothetical**	$1,000	$1,018.45	$6.82	1.34%
Class K
Actual	$1,000	$971.20	$4.92	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000	$972.90	$3.48	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% annual return before expenses.

AB WEALTH STRATEGIES •	35

Expense Example

AB WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,384.1

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 19. Additional performance for the Underlying Portfolios may be found on pages 29-32.

36	• AB WEALTH STRATEGIES

Portfolio Summary

AB BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,134.3

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 19. Additional performance for the Underlying Portfolios may be found on pages 29-32.

AB WEALTH STRATEGIES •	37

Portfolio Summary

AB CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $320.1

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 19. Additional performance for the Underlying Portfolios may be found on pages 29-32.

38	• AB WEALTH STRATEGIES

Portfolio Summary

AB WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.0%
Funds and Investment Trusts – 100.0%*
AB Multi-Manager Alternative Strategies Fund Class Z(a)	17,170,544	$172,392,262
AB Pooling Portfolio – AB International Growth Portfolio	21,733,816	181,042,685
AB Pooling Portfolio – AB International Value Portfolio	25,379,242	178,923,659
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	14,121,116	88,539,396
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	6,525,022	71,383,737
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	6,358,596	71,661,376
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	17,065,958	214,860,417
AB Pooling Portfolio – AB U.S. Value Portfolio	16,799,783	212,181,265
AB Pooling Portfolio – AB Volatility Management Portfolio	17,235,148	193,378,357

Total Investments – 100.0% (cost $1,288,246,911)		1,384,363,154
Other assets less liabilities – 0.0%		(228,453)

Net Assets – 100.0%		$1,384,134,701

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

AB WEALTH STRATEGIES •	39

AB Wealth Appreciation Strategy—Portfolio of Investments

AB BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
Funds and Investment Trusts – 100.1%*
AB Multi-Manager Alternative Strategies Fund Class Z(a)	9,296,644	$93,338,306
AB Pooling Portfolio – AB Bond Inflation Protection Portfolio	9,226,136	88,939,950
AB Pooling Portfolio – AB Global Core Bond Portfolio	21,328,528	214,138,418
AB Pooling Portfolio – AB High-Yield Portfolio	7,779,228	77,169,939
AB Pooling Portfolio – AB International Growth Portfolio	9,927,735	82,698,033
AB Pooling Portfolio – AB International Value Portfolio	11,672,160	82,288,731
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	7,810,861	48,974,097
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	2,333,496	25,528,446
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	2,303,059	25,955,471
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	8,530,709	107,401,634
AB Pooling Portfolio – AB U.S. Value Portfolio	8,397,525	106,060,748
AB Pooling Portfolio – AB Volatility Management Portfolio	16,329,098	183,212,475

Total Investments – 100.1% (cost $1,056,209,742)		1,135,706,248
Other assets less liabilities – (0.1)%		(1,376,761)

Net Assets – 100.0%		$1,134,329,487

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

40	• AB WEALTH STRATEGIES

AB Balanced Wealth Strategy—Portfolio of Investments

AB CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%*
AB Multi-Manager Alternative Strategies Fund Class Z(a)	1,944,378	$19,521,560
AB Pooling Portfolio – AB Bond Inflation Protection Portfolio	3,266,572	31,489,757
AB Pooling Portfolio – AB Global Core Bond Portfolio	7,803,992	78,352,075
AB Pooling Portfolio – AB International Growth Portfolio	1,455,735	12,126,269
AB Pooling Portfolio – AB International Value Portfolio	1,718,623	12,116,295
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	730,790	4,582,055
AB Pooling Portfolio – AB Short Duration Bond Portfolio	9,510,233	89,681,499
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	215,539	2,357,996
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	210,036	2,367,107
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	1,306,495	16,448,769
AB Pooling Portfolio – AB U.S. Value Portfolio	1,293,350	16,335,005
AB Pooling Portfolio – AB Volatility Management Portfolio	3,144,417	35,280,360

Total Investments – 100.2% (cost $298,850,710)		320,658,747
Other assets less liabilities – (0.2)%		(535,515)

Net Assets – 100.0%		$320,123,232

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

AB WEALTH STRATEGIES •	41

AB Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2015

AB Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,288,246,911)	$1,384,363,154
Receivable for shares of beneficial interest sold	1,770,250
Receivable for investments sold	1,282,949

Total assets	1,387,416,353

Liabilities
Payable for shares of beneficial interest redeemed	2,203,991
Advisory fee payable	600,962
Distribution fee payable	193,397
Transfer Agent fee payable	93,303
Administrative fee payable	8,582
Accrued expenses	181,417

Total liabilities	3,281,652

Net Assets	$1,384,134,701

Composition of Net Assets
Shares of beneficial interest, at par	$947
Additional paid-in capital	1,405,501,321
Undistributed net investment income	15,905,189
Accumulated net realized loss on investment transactions	(133,388,999)
Net unrealized appreciation on investments	96,116,243

$1,384,134,701

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$367,938,399	25,139,797	$14.64	*

B	$26,943,023	1,849,825	$14.57

C	$108,828,163	7,500,556	$14.51

Advisor	$858,680,665	58,729,217	$14.62

R	$4,211,975	290,333	$14.51

K	$15,751,129	1,082,936	$14.54

I	$1,781,347	122,067	$14.59

*	The maximum offering price per share for Class A shares was $15.29 which reflects a sales charge of 4.25%.

See notes to financial statements.

42	• AB WEALTH STRATEGIES

Statement of Assets & Liabilities

AB Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,056,209,742)	$1,135,706,248
Receivable for investments sold	1,043,519
Receivable for shares of beneficial interest sold	578,179

Total assets	1,137,327,946

Liabilities
Payable for shares of beneficial interest redeemed	1,861,434
Advisory fee payable	436,130
Distribution fee payable	380,224
Transfer Agent fee payable	87,022
Accrued expenses	233,649

Total liabilities	2,998,459

Net Assets	$1,134,329,487

Composition of Net Assets
Shares of beneficial interest, at par	$843
Additional paid-in capital	1,217,032,914
Undistributed net investment income	9,642,052
Accumulated net realized loss on investment transactions	(171,842,828)
Net unrealized appreciation on investments	79,496,506

$1,134,329,487

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$713,524,295	52,888,284	$13.49	*

B	$52,096,452	3,910,355	$13.32

C	$220,663,443	16,561,752	$13.32

Advisor	$94,931,851	6,991,171	$13.58

R	$10,762,226	803,598	$13.39

K	$30,438,833	2,264,025	$13.44

I	$11,912,387	879,992	$13.54

*	The maximum offering price per share for Class A shares was $14.09 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB WEALTH STRATEGIES •	43

Statement of Assets & Liabilities

AB Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $298,850,710)	$320,658,747
Receivable for investments sold	557,730
Receivable for shares of beneficial interest sold	77,401

Total assets	321,293,878

Liabilities
Payable for shares of beneficial interest redeemed	776,142
Advisory fee payable	127,428
Distribution fee payable	125,718
Transfer Agent fee payable	22,983
Accrued expenses	118,375

Total liabilities	1,170,646

Net Assets	$320,123,232

Composition of Net Assets
Shares of beneficial interest, at par	$264
Additional paid-in capital	319,412,577
Undistributed net investment income	6,054,767
Accumulated net realized loss on investment transactions	(27,152,413)
Net unrealized appreciation on investments	21,808,037

$320,123,232

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$189,751,144	15,581,464	$12.18	*

B	$18,706,268	1,559,123	$12.00

C	$83,573,733	6,966,115	$12.00

Advisor	$13,801,955	1,127,921	$12.24

R	$5,631,595	463,461	$12.15

K	$8,204,321	675,332	$12.15

I	$454,216	37,210	$12.21

*	The maximum offering price per share for Class A shares was $12.72 which reflects a sales charge of 4.25%.

See notes to financial statements.

44	• AB WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

	AB Wealth Appreciation Strategy	AB Balanced Wealth Strategy		AB Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$46,008,392	$49,512,278		$11,354,580

Expenses
Advisory fee (see Note B)	9,737,845	6,858,213		1,928,344
Distribution fee – Class A	998,994	1,898,673		502,473
Distribution fee – Class B	421,279	847,734		281,985
Distribution fee – Class C	1,235,202	2,461,079		898,220
Distribution fee – Class R	24,709	56,924		33,945
Distribution fee – Class K	41,294	73,267		21,586
Transfer agency – Class A	262,289	718,214		184,405
Transfer agency – Class B	33,897	87,203		27,600
Transfer agency – Class C	87,527	241,485		84,869
Transfer agency – Advisor Class	595,852	97,265		14,424
Transfer agency – Class R	12,849	29,601		17,652
Transfer agency – Class K	33,035	58,613		15,333
Transfer agency – Class I	3,385	15,904		603
Registration fees	105,656	102,141		90,951
Printing	112,730	97,153		30,292
Custodian	64,300	64,300		64,300
Legal	56,131	56,131		56,131
Audit and tax	36,301	36,301		36,301
Trustees’ fees	30,470	30,470		30,470
Administrative	32,802	– 0	–	– 0	–
Miscellaneous	44,130	34,191		14,850

Total expenses	13,970,677	13,864,862		4,334,734
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,789,112)	(997,201)		(209,534)

Net expenses	12,181,565	12,867,661		4,125,200

Net investment income	33,826,827	36,644,617		7,229,380

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares	6,050,579	11,821,705		2,571,538
Net realized gain distributions received from affiliated Underlying Portfolios	100,448,793	53,787,961		8,594,360
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(211,090,253)	(145,426,128)		(24,470,061)

Net loss on investment transactions	(104,590,881)	(79,816,462)		(13,304,163)

Net Decrease in Net Assets from Operations	$(70,764,054)	$(43,171,845)		$(6,074,783)

See notes to financial statements.

AB WEALTH STRATEGIES •	45

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB Wealth Appreciation Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$33,826,827	$39,256,485
Net realized gain on sale of affiliated Underlying Portfolio shares	6,050,579	25,132,368
Net realized gain distributions from affiliated Underlying Portfolios	100,448,793	52,966,919
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(211,090,253)	159,654,804

Net increase (decrease) in net assets from operations	(70,764,054)	277,010,576
Dividends to Shareholders from
Net investment income
Class A	(8,925,808)	(7,497,361)
Class B	(620,967)	(534,105)
Class C	(1,928,927)	(1,256,403)
Advisor Class	(22,985,759)	(19,219,440)
Class R	(102,368)	(74,718)
Class K	(323,868)	(328,012)
Class I	(112,616)	(95,327)
Transactions in Shares of Beneficial Interest
Net decrease	(69,738,524)	(104,879,661)

Total increase (decrease)	(175,502,891)	143,125,549
Net Assets
Beginning of period	1,559,637,592	1,416,512,043

End of period (including undistributed net investment income of $15,905,189 and $17,078,675, respectively)	$1,384,134,701	$1,559,637,592

See notes to financial statements.

46	• AB WEALTH STRATEGIES

Statement of Changes in Net Assets

	AB Balanced Wealth Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,644,617	$36,384,202
Net realized gain on sale of affiliated Underlying Portfolio shares	11,821,705	31,975,765
Net realized gain distributions from affiliated Underlying Portfolios	53,787,961	31,640,916
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(145,426,128)	90,963,426

Net increase (decrease) in net assets from operations	(43,171,845)	190,964,309
Dividends to Shareholders from
Net investment income
Class A	(17,334,528)	(21,155,342)
Class B	(1,542,609)	(4,050,378)
Class C	(4,302,459)	(6,990,884)
Advisor Class	(2,645,297)	(2,956,585)
Class R	(229,982)	(468,665)
Class K	(602,439)	(759,769)
Class I	(345,251)	(385,724)
Transactions in Shares of Beneficial Interest
Net decrease	(128,179,111)	(134,543,549)

Total increase (decrease)	(198,353,521)	19,653,413
Net Assets
Beginning of period	1,332,683,008	1,313,029,595

End of period (including undistributed net investment income of $9,642,052 and $0, respectively)	$1,134,329,487	$1,332,683,008

See notes to financial statements.

AB WEALTH STRATEGIES •	47

Statement of Changes in Net Assets

	AB Conservative Wealth Strategy
	Year Ended August 31, 2015		Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,229,380		$6,390,680
Net realized gain on sale of affiliated Underlying Portfolio shares	2,571,538		9,878,248
Net realized gain distributions from affiliated Underlying Portfolios	8,594,360		5,502,723
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(24,470,061)		12,124,295

Net increase (decrease) in net assets from operations	(6,074,783)		33,895,946
Dividends to Shareholders from
Net investment income
Class A	(851,439)		(3,852,084)
Class B	– 0	–	(706,599)
Class C	– 0	–	(1,501,887)
Advisor Class	(101,878)		(259,567)
Class R	(11,762)		(120,104)
Class K	(31,582)		(178,161)
Class I	(4,138)		(17,679)
Transactions in Shares of Beneficial Interest
Net decrease	(47,466,391)		(57,823,563)

Total decrease	(54,541,973)		(30,563,698)
Net Assets
Beginning of period	374,665,205		405,228,903

End of period (including undistributed net investment income of $6,054,767 and distributions in excess of net investment income of ($173,145), respectively)	$320,123,232		$374,665,205

See notes to financial statements.

48	• AB WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as The AllianceBernstein Portfolios. The Trust operates as a series company currently comprised of seven series: AB Growth Fund, AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy, AB Conservative Wealth Strategy, AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy. Prior to January 20, 2015 the series were known as AllianceBernstein Growth Fund, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Conservative Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AB Mutual Funds (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are

AB WEALTH STRATEGIES •	49

Notes to Financial Statements

managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share of the Strategies, which may be based on the NAVs of the Underlying Portfolios, is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

50	• AB WEALTH STRATEGIES

Notes to Financial Statements

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2015:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Investment Companies	$1,384,363,154	$	– 0	–	$	– 0	–	$1,384,363,154

Balanced Wealth Strategy
Investment Companies	1,135,706,248		– 0	–		– 0	–	1,135,706,248

Conservative Wealth Strategy
Investment Companies	320,658,747		– 0	–		– 0	–	320,658,747

*	There were no transfers between any levels during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB WEALTH STRATEGIES •	51

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

52	• AB WEALTH STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB Wealth Appreciation	.65%	.55%	.50%
AB Balanced Wealth	.55%	.45%	.40%
AB Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

Effective January 1, 2015, AB Wealth Appreciation Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended August 31, 2015, the reimbursement for such services amounted to $32,802.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

Such compensation retained by ABIS amounted to $487,327, $445,045 and $116,192 for the AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy, respectively, for the year ended August 31, 2015.

In connection with their investments in AB Cap Fund—Multi-Manager Alternative Strategies Fund (“MMAS”), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying sub advisory fees to sub-advisers and (ii) waive an additional portion of the Strategies investment advisory fee payable under the Advisory Agreement in an amount equal to, or reimburse the Strategies for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategies as an acquired fund fee and expense. This fee waiver will remain in effect until December 31, 2015. For the year ended August 31, 2015, the advisory fees paid were reduced by $1,789,112, $997,201 and $209,534 for the AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges

AB WEALTH STRATEGIES •	53

Notes to Financial Statements

imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2015 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
AB Wealth Appreciation	$18,391	$5,310	$16,924	$3,739
AB Balanced Wealth	38,095	6,573	9,980	5,735
AB Conservative Wealth	10,165	2,170	2,916	2,597

A summary of the Strategies’ affiliated Underlying Portfolio transactions for the period ended August 31, 2015 is as follows:

AB Multi-Manager Alternative Strategies Fund
									Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)			Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)			Realized Gains (000)
AB Wealth Appreciation	$185,764	$	– 0	–	$11,868	$12	$(1,516)	$172,392	$	– 0	–	$	– 0	–
AB Balanced Wealth	107,183		– 0	–	13,195	249	(899)	93,338		– 0	–		– 0	–
AB Conservative Wealth	22,574		– 0	–	2,920	58	(190)	19,522		– 0	–		– 0	–

AB Pooling Portfolio — AB Bond Inflation Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$99,151	$3,159	$7,583	$(774)	$(5,013)	$88,940	$3,159	$	– 0	–
AB Conservative Wealth	35,614	1,128	3,196	23	(2,079)	31,490	1,128		– 0	–

AB Pooling Portfolio — AB Global Core Bond Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$245,564	$15,774	$36,550	$1,032	$(11,682)	$214,138	$13,048	$2,620
AB Conservative Wealth	90,193	5,950	13,914	378	(4,255)	78,352	4,787	964

AB Pooling Portfolio — AB High-Yield Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$86,954	$5,809	$7,929	$19	$(7,683)	$77,170	$5,809	$	– 0	–

54	• AB WEALTH STRATEGIES

Notes to Financial Statements

AB Pooling Portfolio — AB International Growth Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$204,092	$6,122	$4,066	$(1,117)	$(23,988)	$181,043	$3,158	$	– 0	–
AB Balanced Wealth	99,880	1,522	6,984	(179)	(11,541)	82,698	1,522		– 0	–
AB Conservative Wealth	14,930	671	1,770	70	(1,775)	12,126	229		– 0	–

AB Pooling Portfolio — AB International Value Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$205,251	$16,587	$11,962	$(3,660)	$(27,292)	$178,924	$14,528	$	– 0	–
AB Balanced Wealth	100,101	6,986	10,129	(1,948)	(12,721)	82,289	6,986		– 0	–
AB Conservative Wealth	15,048	1,343	2,112	143	(2,306)	12,116	1,056		– 0	–

AB Pooling Portfolio — AB U.S. Large Cap Growth Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$240,367	$76,725	$50,762	$6,238	$(57,708)	$214,860	$6,697	$70,028
AB Balanced Wealth	127,758	39,844	33,839	6,096	(32,457)	107,402	3,475	36,369
AB Conservative Wealth	19,811	6,227	5,482	869	(4,976)	16,449	542	5,685

AB Pooling Portfolio — AB Multi-Asset Real Return Portfolio
											Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$107,100	$15,567	$	– 0	–	$	– 0	–	$(34,128)	$88,539	$3,180	$	– 0	–
AB Balanced Wealth	59,257	8,385		– 0	–		– 0	–	(18,668)	48,974	1,717		– 0	–
AB Conservative Wealth	5,573	772		– 0	–		– 0	–	(1,763)	4,582	165		– 0	–

AB Pooling Portfolio — AB Short Duration Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Conservative Wealth	$103,186	$1,241	$14,651	$(677)	$582	$89,681	$961	$	– 0	–

AB WEALTH STRATEGIES •	55

Notes to Financial Statements

AB Pooling Portfolio — AB Small-Mid Cap Growth Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$80,021	$12,658	$11,934	$(493)	$(8,868)	$71,384	$622	$12,037
Balanced Wealth	29,981	4,788	5,789	(245)	(3,207)	25,528	234	4,555
AB Conservative Wealth	2,880	447	648	(18)	(303)	2,358	22	425

AB Pooling Portfolio — AB Small-Mid Cap Value Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$79,547	$15,677	$7,049	$(535)	$(15,979)	$71,661	$2,799	$12,878
AB Balanced Wealth	30,735	5,908	4,535	(97)	(6,056)	25,955	1,055	4,853
AB Conservative Wealth	2,854	554	470	(12)	(559)	2,367	99	455

AB Pooling Portfolio — AB U.S. Value Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$240,510	$4,780	$19,226	$4,303	$(18,186)	$212,181	$4,780	$	– 0	–
AB Balanced Wealth	127,834	2,503	17,439	4,525	(11,362)	106,061	2,477		– 0	–
AB Conservative Wealth	19,842	384	2,846	1,097	(2,142)	16,335	384		– 0	–

AB Pooling Portfolio — AB Volatility Management Portfolio
							Distributions
	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$218,598	$15,749	$18,847	$1,303	$(23,425)	$193,378	$10,244	$5,506
AB Balanced Wealth	221,154	16,068	33,016	3,143	(24,137)	183,212	10,031	5,391
AB Conservative Wealth	43,263	3,634	7,556	642	(4,703)	35,280	1,982	1,065

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and

56	• AB WEALTH STRATEGIES

Notes to Financial Statements

..25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of each Strategies Class A shares’ average daily net assets. Prior to August 1, 2014, payments under Class A shares were limited to an annual rate of .30% of each Strategies Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2015 were as follows:

Strategy	Purchases	Sales
AB Wealth Appreciation	$163,867,388	$135,714,119
AB Balanced Wealth	110,747,283	176,989,292
AB Conservative Wealth	22,351,648	55,564,068

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
AB Wealth Appreciation	$1,395,578,799	$143,118,398	$(154,334,043)	$(11,215,645)
AB Balanced Wealth	1,106,218,863	99,488,347	(70,000,962)	29,487,385
AB Conservative Wealth	305,320,597	22,492,898	(7,154,748)	15,338,150

1. Currency Translation

A Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or

AB WEALTH STRATEGIES •	57

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	AB Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	1,341,253	1,282,041	$20,512,484	$18,923,786

Shares issued in reinvestment of dividends	584,309	503,043	8,507,539	7,148,256

Shares converted from Class B	1,449,755	1,555,055	22,459,502	22,985,830

Shares redeemed	(4,725,105)	(5,453,908)	(72,599,508)	(80,780,974)

Net decrease	(1,349,788)	(2,113,769)	$(21,119,983)	$(31,723,102)

Class B
Shares sold	45,046	78,018	$689,793	$1,141,525

Shares issued in reinvestment of dividends	40,767	35,711	593,976	506,385

Shares converted to Class A	(1,455,373)	(1,565,878)	(22,459,502)	(22,985,830)

Shares redeemed	(459,997)	(761,701)	(7,027,738)	(11,183,432)

Net decrease	(1,829,557)	(2,213,850)	$(28,203,471)	$(32,521,352)

Class C
Shares sold	345,327	398,800	$5,246,916	$5,858,129

Shares issued in reinvestment of dividends	120,844	81,012	1,753,455	1,147,125

Shares redeemed	(1,588,929)	(1,682,379)	(24,289,933)	(24,712,687)

Net decrease	(1,122,758)	(1,202,567)	$(17,289,562)	$(17,707,433)

58	• AB WEALTH STRATEGIES

Notes to Financial Statements

	AB Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Advisor Class
Shares sold	8,425,597	7,926,158	$129,143,853	$117,408,259

Shares issued in reinvestment of dividends	1,505,441	1,290,979	21,858,999	18,306,078

Shares redeemed	(9,735,795)	(10,558,279)	(149,611,476)	(156,071,024)

Net increase (decrease)	195,243	(1,341,142)	$1,391,376	$(20,356,687)

Class R
Shares sold	63,558	57,802	$975,134	$850,464

Shares issued in reinvestment of dividends	7,070	5,288	102,367	74,718

Shares redeemed	(142,831)	(150,813)	(2,175,560)	(2,180,136)

Net decrease	(72,203)	(87,723)	$(1,098,059)	$(1,254,954)

Class K
Shares sold	229,856	239,886	$3,467,711	$3,477,226

Shares issued in reinvestment of dividends	22,351	23,214	323,867	328,011

Shares redeemed	(310,254)	(350,675)	(4,676,238)	(5,122,475)

Net decrease	(58,047)	(87,575)	$(884,660)	$(1,317,238)

Class I
Shares sold	13,745	15,705	$211,126	$232,213

Shares issued in reinvestment of dividends	7,767	6,737	112,616	95,327

Shares redeemed	(190,575)	(22,507)	(2,857,907)	(326,435)

Net increase (decrease)	(169,063)	(65)	$(2,534,165)	$1,105

	AB Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	2,688,884	3,469,358	$37,724,352	$47,110,675

Shares issued in reinvestment of dividends	1,204,936	1,502,936	16,182,296	19,716,458

Shares converted from Class B	3,735,097	3,515,581	52,608,142	47,792,953

Shares redeemed	(9,404,272)	(11,307,190)	(131,891,786)	(153,987,628)

Net decrease	(1,775,355)	(2,819,315)	$(25,376,996)	$(39,367,542)

AB WEALTH STRATEGIES •	59

Notes to Financial Statements

	AB Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class B
Shares sold	78,353	118,831	$1,085,633	$1,595,115

Shares issued in reinvestment of dividends	110,185	296,277	1,468,771	3,857,103

Shares converted to Class A	(3,775,262)	(3,549,112)	(52,608,142)	(47,792,953)

Shares redeemed	(894,792)	(1,678,961)	(12,421,557)	(22,594,495)

Net decrease	(4,481,516)	(4,812,965)	$(62,475,295)	$(64,935,230)

Class C
Shares sold	584,829	1,163,462	$8,117,691	$15,650,227

Shares issued in reinvestment of dividends	285,609	479,909	3,807,168	6,257,353

Shares redeemed	(3,159,867)	(3,545,757)	(43,877,253)	(47,915,643)

Net decrease	(2,289,429)	(1,902,386)	$(31,952,394)	$(26,008,063)

Advisor Class
Shares sold	1,357,573	1,535,329	$19,153,006	$20,956,873

Shares issued in reinvestment of dividends	139,418	158,280	1,880,744	2,084,457

Shares redeemed	(2,118,001)	(1,584,732)	(29,784,828)	(21,647,451)

Net increase (decrease)	(621,010)	108,877	$(8,751,078)	$1,393,879

Class R
Shares sold	219,678	174,008	$3,031,153	$2,355,261

Shares issued in reinvestment of dividends	16,925	35,889	226,287	468,665

Shares redeemed	(260,477)	(747,128)	(3,619,365)	(10,009,389)

Net decrease	(23,874)	(537,231)	$(361,925)	$(7,185,463)

Class K
Shares sold	609,388	491,732	$8,409,837	$6,678,610

Shares issued in reinvestment of dividends	44,992	58,089	602,438	759,768

Shares redeemed	(481,063)	(432,787)	(6,736,432)	(5,848,516)

Net increase	173,317	117,034	$2,275,843	$1,589,862

Class I
Shares sold	45,810	56,309	$646,442	$771,353

Shares issued in reinvestment of dividends	25,588	29,286	344,159	384,507

Shares redeemed	(181,164)	(87,731)	(2,527,867)	(1,186,852)

Net decrease	(109,766)	(2,136)	$(1,537,266)	$(30,992)

60	• AB WEALTH STRATEGIES

Notes to Financial Statements

AB Conservative Wealth Strategy
Shares	Amount
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	922,459	1,215,550	$11,419,751	$14,637,525

Shares issued in reinvestment of dividends	63,987	298,350	776,805	3,513,986

Shares converted from Class B	1,102,272	896,653	13,739,402	10,764,506

Shares redeemed	(3,334,740)	(4,542,102)	(41,377,385)	(54,639,550)

Net decrease	(1,246,022)	(2,131,549)	$(15,441,427)	$(25,723,533)

Class B
Shares sold	22,955	56,488	$282,348	$677,339

Shares issued in reinvestment of dividends	– 0	–	56,725	– 0	–	662,401

Shares converted to Class A	(1,115,839)	(904,811)	(13,739,402)	(10,764,506)

Shares redeemed	(373,678)	(738,483)	(4,578,846)	(8,811,448)

Net decrease	(1,466,562)	(1,530,081)	$(18,035,900)	$(18,236,214)

Class C
Shares sold	380,754	442,812	$4,675,458	$5,290,038

Shares issued in reinvestment of dividends	– 0	–	113,466	– 0	–	1,325,010

Shares redeemed	(1,155,352)	(1,935,031)	(14,144,825)	(23,069,019)

Net decrease	(774,598)	(1,378,753)	$(9,469,367)	$(16,453,971)

Advisor Class
Shares sold	208,158	729,419	$2,599,961	$8,747,622

Shares issued in reinvestment of dividends	6,926	17,691	84,352	209,054

Shares redeemed	(432,798)	(408,718)	(5,415,936)	(4,939,009)

Net increase (decrease)	(217,714)	338,392	$(2,731,623)	$4,017,667

Class R
Shares sold	93,670	100,672	$1,159,921	$1,220,883

Shares issued in reinvestment of dividends	968	10,193	11,762	120,104

Shares redeemed	(213,739)	(155,799)	(2,647,963)	(1,876,628)

Net decrease	(119,101)	(44,934)	$(1,476,280)	$(535,641)

AB WEALTH STRATEGIES •	61

Notes to Financial Statements

	AB Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class K
Shares sold	75,661	168,140	$934,068	$2,015,979

Shares issued in reinvestment of dividends	2,605	15,152	31,582	178,159

Shares redeemed	(97,076)	(225,563)	(1,205,294)	(2,696,365)

Net decrease	(18,810)	(42,271)	$(239,644)	$(502,227)

Class I
Shares sold	16,446	8,294	$203,890	$99,710

Shares issued in reinvestment of dividends	341	1,500	4,138	17,678

Shares redeemed	(22,743)	(42,023)	(280,178)	(507,032)

Net decrease	(5,956)	(32,229)	$(72,150)	$(389,644)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

62	• AB WEALTH STRATEGIES

Notes to Financial Statements

Allocation Risk—The allocation of investments among the Underlying Portfolios’ different investment styles, such as equity or debt securities, growth or value, U.S. or non-U.S, or diversification strategies, may have a more significant effect on the Strategy’s net asset value or NAV, when one of these investments is performing more poorly than the other.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

AB Wealth Appreciation Strategy	2015	2014
Distributions paid from:
Ordinary income	$35,000,313	$29,005,366

Total taxable distributions	35,000,313	29,005,366

Total distributions paid	$35,000,313	$29,005,366

AB Balanced Wealth Strategy	2015	2014
Distributions paid from:
Ordinary income	$27,002,565	$36,767,347

Total taxable distributions	27,002,565	36,767,347

Total distributions paid	$27,002,565	$36,767,347

AB WEALTH STRATEGIES •	63

Notes to Financial Statements

AB Conservative Wealth Strategy	2015	2014
Distributions paid from:
Ordinary income	$1,000,799	$6,636,081

Total taxable distributions	1,000,799	6,636,081

Total distributions paid	$1,000,799	$6,636,081

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Accumulated Capital and Other (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
AB Wealth Appreciation	$15,905,189	$(26,057,110)	$(11,215,645)	$(21,367,566)
AB Balanced Wealth	9,642,052	(121,833,707)	29,487,385	(82,704,270)
AB Conservative Wealth	6,050,749	(20,678,507)	15,338,150	710,392

(a)

During the fiscal year ended August 31, 2015 all three Strategies utilized capital loss carryforwards to offset current year net realized gains. AB Wealth Appreciation Strategy utilized $107,831,917 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $26,057,110 at fiscal year end. AB Balanced Wealth Strategy utilized $66,230,804 of capital loss carryforwards during the year, and had a net capital loss carryforward of $121,833,707 at fiscal year end. AB Conservative Wealth Strategy utilized $10,430,963 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $20,678,507 at fiscal year end.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

64	• AB WEALTH STRATEGIES

Notes to Financial Statements

As of August 31, 2015, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
AB Wealth Appreciation	$26,057,110	n/a	2019
AB Balanced Wealth	41,776,268	n/a	2018
AB Balanced Wealth	80,057,439	n/a	2019
AB Conservative Wealth	7,038,072	n/a	2018
AB Conservative Wealth	13,640,435	n/a	2019

During the current fiscal year, one of the Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to return of capital distributions received from underlying securities—is reflected as an adjustment to the components of capital as of August 31, 2015 as shown below:

Strategy	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) To Undistributed Net Investment Income(Loss)			Increase (Decrease) To Accumulated Net Realized Gain(Loss) on Investments
AB Wealth Appreciation	$	– 0	–	$	– 0	–	$	– 0	–
AB Balanced Wealth		– 0	–		– 0	–		– 0	–
AB Conservative Wealth		– 0	–		(669)			669

NOTE I

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

AB WEALTH STRATEGIES •	65

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 15.76		$ 13.36		$ 11.63	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)	.34	(b)	.37	(b)	.06	.10	.19
Net realized and unrealized gain (loss) on investment transactions	(1.11)		2.30		1.77	.46	1.17

Net increase (decrease) in net asset value from operations	(.77)		2.67		1.83	.56	1.36

Less: Dividends
Dividends from net investment income	(.35)		(.27)		(.10)	(.19)	(.10)

Net asset value, end of period	$ 14.64		$ 15.76		$ 13.36	$ 11.63	$ 11.26

Total Return
Total investment return based on net asset value(c)	(4.89)%		20.21%		15.86%	5.11%	13.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367,939		$417,381		$382,178	$406,461	$471,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88%		1.05%		1.07%	1.09%	1.09	%+
Expenses, before waivers/reimbursements(d)	1.00%		1.06%		1.07%	1.09%	1.09	%+
Net investment income	2.18	%(b)	2.52	%(b)	.48%	.88%	1.60	%+
Portfolio turnover rate	9%		20%		4%	29%	4%

See footnote summary on page 87.

66	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Wealth Appreciation Strategy
Class B
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.64	$ 13.20	$ 11.47	$ 11.08	$ 9.84

Income From Investment Operations
Net investment income (loss)(a)	.28	(b)	.31	(b)	(.02)	.02	.10
Net realized and unrealized gain (loss) on investment transactions	(1.15)	2.23	1.75	.45	1.16

Net increase (decrease) in net asset value from operations	(.87)	2.54	1.73	.47	1.26

Less: Dividends
Dividends from net investment income	(.20)	(.10)	– 0	–	(.08)	(.02)

Net asset value, end of period	$ 14.57	$ 15.64	$ 13.20	$ 11.47	$ 11.08

Total Return
Total investment return based on net asset value(c)	(5.59)%	19.33%	15.08%	4.29%	12.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,943	$57,541	$77,795	$99,167	$135,139
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.76%	1.79%	1.82%	1.83	%+
Expenses, before waivers/reimbursements(d)	1.76%	1.77%	1.79%	1.82%	1.83	%+
Net investment income (loss)	1.85	%(b)	2.10	%(b)	(.17)%	.21%	.85	%+
Portfolio turnover rate	9%	20%	4%	29%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class C
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 15.62		$ 13.21		$ 11.49	$ 11.09	$ 9.85

Income From Investment Operations
Net investment income (loss)(a)	.23	(b)	.27	(b)	(.03)	.02	.10
Net realized and unrealized gain (loss) on investment transactions	(1.11)		2.27		1.76	.46	1.16

Net increase (decrease) in net asset value from operations	(.88)		2.54		1.73	.48	1.26

Less: Dividends
Dividends from net investment income	(.23)		(.13)		(.01)	(.08)	(.02)

Net asset value, end of period	$ 14.51		$ 15.62		$ 13.21	$ 11.49	$ 11.09

Total Return
Total investment return based on net asset value(c)	(5.62)%		19.36%		15.02%	4.39%	12.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108,828		$134,675		$129,818	$141,224	$173,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63%		1.75%		1.78%	1.80%	1.80	%+
Expenses, before waivers/reimbursements(d)	1.75%		1.76%		1.78%	1.80%	1.80	%+
Net investment income (loss)	1.51	%(b)	1.84	%(b)	(.22)%	.19%	.88	%+
Portfolio turnover rate	9%		20%		4%	29%	4%

See footnote summary on page 87.

68	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 15.75		$ 13.37		$ 11.64	$ 11.29	$ 10.02

Income From Investment Operations
Net investment income(a)	.37	(b)	.41	(b)	.09	.12	.22
Net realized and unrealized gain (loss) on investment transactions	(1.11)		2.30		1.79	.46	1.19

Net increase (decrease) in net asset value from operations	(.74)		2.71		1.88	.58	1.41

Less: Dividends
Dividends from net investment income	(.39)		(.33)		(.15)	(.23)	(.14)

Net asset value, end of period	$ 14.62		$ 15.75		$ 13.37	$ 11.64	$ 11.29

Total Return
Total investment return based on net asset value(c)	(4.66)%		20.53%		16.27%	5.36%	13.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$858,681		$921,935		$800,563	$766,969	$716,998
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.63%		.75%		.77%	.79%	.79	%+
Expenses, before waivers/reimbursements(d)	.75%		.76%		.77%	.79%	.79	%+
Net investment income	2.42	%(b)	2.77	%(b)	.74%	1.07%	1.79	%+
Portfolio turnover rate	9%		20%		4%	29%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class R
	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 15.63		$ 13.22		$ 11.45		$ 11.07	$ 9.83

Income From Investment Operations
Net investment income(a)	.31	(b)	.33	(b)	.03		.08	.14
Net realized and unrealized gain (loss) on investment transactions	(1.14)		2.26		1.74		.44	1.16

Net increase (decrease) in net asset value from operations	(.83)		2.59		1.77		.52	1.30

Less: Dividends
Dividends from net investment income	(.29)		(.18)		– 0	–	(.14)	(.06)

Net asset value, end of period	$ 14.51		$ 15.63		$ 13.22		$ 11.45	$ 11.07

Total Return
Total investment return based on net asset value(c)	(5.33)%		19.75%		15.46%		4.78%	13.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,212		$5,665		$5,953		$8,045	$17,480
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.32%		1.43%		1.41%		1.45%	1.46	%+
Expenses, before waivers/reimbursements(d)	1.44%		1.44%		1.41%		1.45%	1.46	%+
Net investment income	2.02	%(b)	2.27	%(b)	.21%		.69%	1.17	%+
Portfolio turnover rate	9%		20%		4%		29%	4%

See footnote summary on page 87.

70	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class K
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 15.66		$ 13.28		$ 11.57	$ 11.18	$ 9.93

Income From Investment Operations
Net investment income(a)	.28	(b)	.37	(b)	.05	.09	.17
Net realized and unrealized gain (loss) on investment transactions	(1.07)		2.27		1.76	.46	1.18

Net increase (decrease) in net asset value from operations	(.79)		2.64		1.81	.55	1.35

Less: Dividends
Dividends from net investment income	(.33)		(.26)		(.10)	(.16)	(.10)

Net asset value, end of period	$ 14.54		$ 15.66		$ 13.28	$ 11.57	$ 11.18

Total Return
Total investment return based on net asset value(c)	(5.07)%		20.12%		15.78%	5.07%	13.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,751		$17,865		$16,319	$16,616	$21,677
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01%		1.12%		1.11%	1.13%	1.15	%+
Expenses, before waivers/reimbursements(d)	1.13%		1.13%		1.11%	1.13%	1.15	%+
Net investment income	1.85	%(b)	2.48	%(b)	.42%	.83%	1.45	%+
Portfolio turnover rate	9%		20%		4%	29%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class I
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 15.72		$ 13.34		$ 11.61	$ 11.25	$ 9.99

Income From Investment Operations
Net investment income(a)	.62	(b)	.41	(b)	.09	.18	.22
Net realized and unrealized gain (loss) on investment transactions	(1.36)		2.29		1.77	.41	1.18

Net increase (decrease) in net asset value from operations	(.74)		2.70		1.86	.59	1.40

Less: Dividends
Dividends from net investment income	(.39)		(.32)		(.13)	(.23)	(.14)

Net asset value, end of period	$ 14.59		$ 15.72		$ 13.34	$ 11.61	$ 11.25

Total Return
Total investment return based on net asset value(c)	(4.72)%		20.53%		16.16%	5.43%	13.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,781		$4,576		$3,886	$3,934	$10,552
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%		.79%		.79%	.80%	.82	%+
Expenses, before waivers/reimbursements(d)	.80%		.81%		.79%	.80%	.82	%+
Net investment income	3.99	%(b)	2.78	%(b)	.72%	1.53%	1.82	%+
Portfolio turnover rate	9%		20%		4%	29%	4%

See footnote summary on page 87.

72	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 14.31		$ 12.74		$ 11.85		$ 11.47	$ 10.61

Income From Investment Operations
Net investment income(a)	.43	(b)	.39	(b)	.23		.22	.33
Net realized and unrealized gain (loss) on investment transactions	(.93)		1.56		.89		.44	.83

Net increase (decrease) in net asset value from operations	(.50)		1.95		1.12		.66	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.38)		(.23)		(.26)	(.30)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–

Total dividends and distributions	(.32)		(.38)		(.23)		(.28)	(.30)

Net asset value, end of period	$ 13.49		$ 14.31		$ 12.74		$ 11.85	$ 11.47

Total Return
Total investment return based on net asset value(c)	(3.46)%		15.56%		9.49%		5.81%	10.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$713,524		$782,044		$732,322		$790,583	$926,599
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85%		.98%		.99%		1.00%	.99	%+
Expenses, before waivers/reimbursements(d)	.93%		.99%		.99%		1.00%	.99	%+
Net investment income	3.07	%(b)	2.87	%(b)	1.87%		1.93%	2.77	%+
Portfolio turnover rate	9%		15%		4%		34%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 14.13		$ 12.64		$ 11.80		$ 11.40	$ 10.55

Income From Investment Operations
Net investment income(a)	.39	(b)	.33	(b)	.16		.14	.24
Net realized and unrealized gain (loss) on investment transactions	(.98)		1.50		.86		.43	.82

Net increase (decrease) in net asset value from operations	(.59)		1.83		1.02		.57	1.06

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.34)		(.18)		(.16)	(.21)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.01)	– 0	–

Total dividends and distributions	(.22)		(.34)		(.18)		(.17)	(.21)

Net asset value, end of period	$ 13.32		$ 14.13		$ 12.64		$ 11.80	$ 11.40

Total Return
Total investment return based on net asset value(c)	(4.19)%		14.75%		8.66%		5.06%	10.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,097		$118,556		$166,923		$230,241	$309,895
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.61%		1.69%		1.70%		1.72%	1.72	%+
Expenses, before waivers/reimbursements(d)	1.69%		1.70%		1.70%		1.72%	1.72	%+
Net investment income	2.79	%(b)	2.41	%(b)	1.26%		1.25%	2.06	%+
Portfolio turnover rate	9%		15%		4%		34%	4%

See footnote summary on page 87.

74	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 14.15		$ 12.66		$ 11.82		$ 11.42	$ 10.56

Income From Investment Operations
Net investment income(a)	.33	(b)	.30	(b)	.15		.14	.24
Net realized and unrealized gain (loss) on investment transactions	(.92)		1.54		.87		.43	.83

Net increase (decrease) in net asset value from operations	(.59)		1.84		1.02		.57	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.35)		(.18)		(.16)	(.21)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.01)	– 0	–

Total dividends and distributions	(.24)		(.35)		(.18)		(.17)	(.21)

Net asset value, end of period	$ 13.32		$ 14.15		$ 12.66		$ 11.82	$ 11.42

Total Return
Total investment return based on net asset value(c)	(4.19)%		14.74%		8.67%		5.08%	10.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,663		$266,720		$262,751		$296,426	$375,644
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%		1.69%		1.69%		1.70%	1.70	%+
Expenses, before waivers/reimbursements(d)	1.68%		1.69%		1.69%		1.70%	1.70	%+
Net investment income	2.40	%(b)	2.20	%(b)	1.17%		1.24%	2.07	%+
Portfolio turnover rate	9%		15%		4%		34%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 14.40		$ 12.79		$ 11.88		$ 11.51	$ 10.64

Income From Investment Operations
Net investment income(a)	.48	(b)	.43	(b)	.27		.24	.35
Net realized and unrealized gain (loss) on investment transactions	(.94)		1.57		.89		.45	.85

Net increase (decrease) in net asset value from operations	(.46)		2.00		1.16		.69	1.20

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.39)		(.25)		(.30)	(.33)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–

Total dividends and distributions	(.36)		(.39)		(.25)		(.32)	(.33)

Net asset value, end of period	$ 13.58		$ 14.40		$ 12.79		$ 11.88	$ 11.51

Total Return
Total investment return based on net asset value(c)	(3.21)%		15.94%		9.81%		6.09%	11.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,932		$109,579		$95,982		$103,716	$103,772
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%		.68%		.69%		.70%	.69	%+
Expenses, before waivers/reimbursements(d)	.68%		.69%		.69%		.70%	.69	%+
Net investment income	3.42	%(b)	3.17	%(b)	2.14%		2.12%	2.93	%+
Portfolio turnover rate	9%		15%		4%		34%	4%

See footnote summary on page 87.

76	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class R
	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 14.21		$ 12.69		$ 11.82		$ 11.44	$ 10.58

Income From Investment Operations
Net investment income(a)	.38	(b)	.41	(b)	.20		.18	.25
Net realized and unrealized gain (loss) on investment transactions	(.92)		1.47		.87		.42	.87

Net increase (decrease) in net asset value from operations	(.54)		1.88		1.07		.60	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.36)		(.20)		(.20)	(.26)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–

Total dividends and distributions	(.28)		(.36)		(.20)		(.22)	(.26)

Net asset value, end of period	$ 13.39		$ 14.21		$ 12.69		$ 11.82	$ 11.44

Total Return
Total investment return based on net asset value(c)	(3.82)%		15.09%		9.13%		5.35%	10.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,762		$11,761		$17,316		$20,020	$34,602
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.26%		1.34%		1.35%		1.35%	1.35	%+
Expenses, before waivers/reimbursements(d)	1.34%		1.35%		1.35%		1.35%	1.35	%+
Net investment income	2.71	%(b)	3.05	%(b)	1.62%		1.56%	2.08	%+
Portfolio turnover rate	9%		15%		4%		34%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class K
	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 14.26		$ 12.71		$ 11.83		$ 11.45	$ 10.60

Income From Investment Operations
Net investment income(a)	.38	(b)	.35	(b)	.22		.23	.32
Net realized and unrealized gain (loss) on investment transactions	(.89)		1.58		.88		.43	.82

Net increase (decrease) in net asset value from operations	(.51)		1.93		1.10		.66	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.38)		(.22)		(.26)	(.29)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–

Total dividends and distributions	(.31)		(.38)		(.22)		(.28)	(.29)

Net asset value, end of period	$ 13.44		$ 14.26		$ 12.71		$ 11.83	$ 11.45

Total Return
Total investment return based on net asset value(c)	(3.55)%		15.44%		9.40%		5.85%	10.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,439		$29,819		$25,081		$30,538	$26,355
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%		1.03%		1.04%		1.02%	1.04	%+
Expenses, before waivers/reimbursements(d)	1.03%		1.04%		1.04%		1.02%	1.04	%+
Net investment income	2.74	%(b)	2.59	%(b)	1.76%		1.95%	2.72	%+
Portfolio turnover rate	9%		15%		4%		34%	4%

See footnote summary on page 87.

78	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class I
	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 14.35		$ 12.76		$ 11.85		$ 11.48	$ 10.62

Income From Investment Operations
Net investment income(a)	.49	(b)	.43	(b)	.26		.27	.36
Net realized and unrealized gain (loss) on investment transactions	(.95)		1.55		.89		.42	.83

Net increase (decrease) in net asset value from operations	(.46)		1.98		1.15		.69	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.39)		(.24)		(.30)	(.33)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	(.02)	– 0	–

Total dividends and distributions	(.35)		(.39)		(.24)		(.32)	(.33)

Net asset value, end of period	$ 13.54		$ 14.35		$ 12.76		$ 11.85	$ 11.48

Total Return
Total investment return based on net asset value(c)	(3.18)%		15.82%		9.82%		6.10%	11.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,912		$14,204		$12,653		$12,925	$21,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.62%		.70%		.71%		.70%	.71	%+
Expenses, before waivers/reimbursements(d)	.70%		.71%		.71%		.70%	.71	%+
Net investment income	3.45	%(b)	3.14	%(b)	2.12%		2.34%	3.00	%+
Portfolio turnover rate	9%		15%		4%		34%	4%
See footnote summary on page 87.

AB WEALTH STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class A
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.43		$ 11.59		$ 11.34	$ 11.17	$ 10.66

Income From Investment Operations
Net investment income(a)	.28	(b)	.23	(b)	.20	.23	.26
Net realized and unrealized gain (loss) on investment transactions	(.48)		.82		.25	.20	.51

Net increase (decrease) in net asset value from operations	(.20)		1.05		.45	.43	.77

Less: Dividends
Dividends from net investment income	(.05)		(.21)		(.20)	(.26)	(.26)

Net asset value, end of period	$ 12.18		$ 12.43		$ 11.59	$ 11.34	$ 11.17

Total Return
Total investment return based on net asset value(c)	(1.59)%		9.20%		3.93%	3.93%	7.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$189,751		$209,189		$219,653	$255,748	$292,825
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.92%		1.02%		1.03%	1.02%	1.01	%+
Expenses, before waivers/reimbursements(d)	.98%		1.03%		1.03%	1.02%	1.01	%+
Net investment income	2.28	%(b)	1.88	%(b)	1.70%	2.08%	2.34	%+
Portfolio turnover rate	6%		11%		4%	21%	4%

See footnote summary on page 87.

80	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class B
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.29		$ 11.50		$ 11.29	$ 11.10	$ 10.60

Income From Investment Operations
Net investment income(a)	.22	(b)	.15	(b)	.12	.16	.18
Net realized and unrealized gain (loss) on investment transactions	(.51)		.81		.24	.19	.50

Net increase (decrease) in net asset value from operations	(.29)		.96		.36	.35	.68

Less: Dividends
Dividends from net investment income	– 0	–	(.17)		(.15)	(.16)	(.18)

Net asset value, end of period	$ 12.00		$ 12.29		$ 11.50	$ 11.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(2.36)%		8.46%		3.17%	3.21%	6.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,706		$37,181		$52,372	$76,229	$101,883
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%		1.73%		1.74%	1.75%	1.74	%+
Expenses, before waivers/reimbursements(d)	1.74%		1.74%		1.74%	1.75%	1.74	%+
Net investment income	1.80	%(b)	1.28	%(b)	1.06%	1.42%	1.61	%+
Portfolio turnover rate	6%		11%		4%	21%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	81

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class C
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.29		$ 11.50		$ 11.29	$ 11.10	$ 10.60

Income From Investment Operations
Net investment income(a)	.19	(b)	.14	(b)	.11	.15	.18
Net realized and unrealized gain (loss) on investment transactions	(.48)		.82		.25	.21	.50

Net increase (decrease) in net asset value from operations	(.29)		.96		.36	.36	.68

Less: Dividends
Dividends from net investment income	– 0	–	(.17)		(.15)	(.17)	(.18)

Net asset value, end of period	$ 12.00		$ 12.29		$ 11.50	$ 11.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(2.36)%		8.47%		3.18%	3.24%	6.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,574		$95,109		$104,830	$124,847	$148,245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%		1.73%		1.73%	1.73%	1.72	%+
Expenses, before waivers/reimbursements(d)	1.74%		1.73%		1.73%	1.73%	1.72	%+
Net investment income	1.54	%(b)	1.20	%(b)	.98%	1.39%	1.63	%+
Portfolio turnover rate	6%		11%		4%	21%	4%

See footnote summary on page 87.

82	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.48		$ 11.62		$ 11.35	$ 11.19	$ 10.68

Income From Investment Operations
Net investment income(a)	.33	(b)	.24	(b)	.24	.27	.29
Net realized and unrealized gain (loss) on investment transactions	(.49)		.85		.24	.19	.51

Net increase (decrease) in net asset value from operations	(.16)		1.09		.48	.46	.80

Less: Dividends
Dividends from net investment income	(.08)		(.23)		(.21)	(.30)	(.29)

Net asset value, end of period	$ 12.24		$ 12.48		$ 11.62	$ 11.35	$ 11.19

Total Return
Total investment return based on net asset value(c)	(1.31)%		9.52%		4.27%	4.22%	7.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,802		$16,800		$11,701	$13,501	$17,706
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.67%		.72%		.73%	.72%	.71	%+
Expenses, before waivers/reimbursements(d)	.73%		.73%		.73%	.72%	.71	%+
Net investment income	2.66	%(b)	1.97	%(b)	2.03%	2.40%	2.63	%+
Portfolio turnover rate	6%		11%		4%	21%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	83

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class R
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.42		$ 11.60		$ 11.37	$ 11.19	$ 10.67

Income From Investment Operations
Net investment income(a)	.25	(b)	.19	(b)	.15	.22	.21
Net realized and unrealized gain (loss) on investment transactions	(.50)		.82		.25	.16	.53

Net increase (decrease) in net asset value from operations	(.25)		1.01		.40	.38	.74

Less: Dividends
Dividends from net investment income	(.02)		(.19)		(.17)	(.20)	(.22)

Net asset value, end of period	$ 12.15		$ 12.42		$ 11.60	$ 11.37	$ 11.19

Total Return
Total investment return based on net asset value(c)	(2.02)%		8.84%		3.53%	3.46%	6.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,632		$7,237		$7,280	$8,059	$15,068
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.34%		1.39%		1.39%	1.39%	1.39	%+
Expenses, before waivers/reimbursements(d)	1.40%		1.39%		1.39%	1.39%	1.39	%+
Net investment income	2.00	%(b)	1.54	%(b)	1.27%	1.94%	1.86	%+
Portfolio turnover rate	6%		11%		4%	21%	4%

See footnote summary on page 87.

84	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class K
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.41		$ 11.57		$ 11.32	$ 11.16	$ 10.65

Income From Investment Operations
Net investment income(a)	.27	(b)	.24	(b)	.18	.20	.23
Net realized and unrealized gain (loss) on investment transactions	(.49)		.81		.26	.22	.53

Net increase (decrease) in net asset value from operations	(.22)		1.05		.44	.42	.76

Less: Dividends
Dividends from net investment income	(.04)		(.21)		(.19)	(.26)	(.25)

Net asset value, end of period	$ 12.15		$ 12.41		$ 11.57	$ 11.32	$ 11.16

Total Return
Total investment return based on net asset value(c)	(1.73)%		9.22%		3.91%	3.82%	7.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,204		$8,611		$8,519	$9,039	$7,684
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01%		1.08%		1.07%	1.05%	1.08	%+
Expenses, before waivers/reimbursements(d)	1.07%		1.08%		1.07%	1.05%	1.08	%+
Net investment income	2.19	%(b)	1.97	%(b)	1.58%	1.82%	2.05	%+
Portfolio turnover rate	6%		11%		4%	21%	4%

See footnote summary on page 87.

AB WEALTH STRATEGIES •	85

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class I
	Year Ended August 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.46		$ 11.60		$ 11.33	$ 11.17	$ 10.66

Income From Investment Operations
Net investment income(a)	.41	(b)	.31	(b)	.23	.35	.28
Net realized and unrealized gain (loss) on investment transactions	(.59)		.78		.25	.11	.52

Net increase (decrease) in net asset value from operations	(.18)		1.09		.48	.46	.80

Less: Dividends
Dividends from net investment income	(.07)		(.23)		(.21)	(.30)	(.29)

Net asset value, end of period	$ 12.21		$ 12.46		$ 11.60	$ 11.33	$ 11.17

Total Return
Total investment return based on net asset value(c)	(1.41)%		9.54%		4.26%	4.19%	7.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$454		$538		$874	$1,118	$2,868
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%		.75%		.75%	.73%	.74	%+
Expenses, before waivers/reimbursements(d)	.76%		.75%		.75%	.73%	.74	%+
Net investment income	3.32	%(b)	2.56	%(b)	1.98%	3.04%	2.45	%+
Portfolio turnover rate	6%		11%		4%	21%	4%

See footnote summary on page 87.

86	• AB WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the AB Pooling Portfolios and MMAS in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the AB Pooling Portfolios and MMAS including interest expense were as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011
Wealth Appreciation Strategy	.38%	.05%	.04%	.03%	.03%
Balanced Wealth Strategy	.27%	.05%	.04%	.03%	.03%
Conservative Wealth Strategy	.21%	.04%	.03%	.03%	.03%

(e)	Amount is less than $.005.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB WEALTH STRATEGIES •	87

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy, formerly AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Conservative Wealth Strategy, respectively, (three of the series constituting The AB Portfolios, formerly The AllianceBernstein Portfolios, (the “Fund”)) as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy (three of the series constituting The AB Portfolios) at August 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2015

88	• AB WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Wealth Strategy during the taxable year ended August 31, 2015. For corporate shareholders, the following percentages of dividends paid by each Wealth Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Wealth Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
AB Wealth Appreciation	26.05%	0.00%
AB Balanced Wealth	14.67%	17.74%
AB Conservative Wealth	11.54%	26.05%

For the taxable year ended August 31, 2015, each Wealth Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
AB Wealth Appreciation	$21,547,759
AB Balanced Wealth	11,913,787
AB Conservative Wealth	1,834,981

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB WEALTH STRATEGIES •	89

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Vadim Zlotnikov(2), Vice President	Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of each Strategy’s portfolio.

90	• AB WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

AB WEALTH STRATEGIES •	91

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (1999)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

92	• AB WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 83 (1998)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

AB WEALTH STRATEGIES •	93

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors
(1982-1985); and Attorney Advisor, U.S. Department of the Treasury
	(1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

94	• AB WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

AB WEALTH STRATEGIES •	95

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

96	• AB WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Christopher H. Nikolich 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Vadim Zlotnikov 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB WEALTH STRATEGIES •	97

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AB Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 3-5, 2015:

•	AB Wealth Appreciation Strategy

•	AB Balanced Wealth Strategy

•	AB Conservative Wealth Strategy (formerly named AllianceBernstein Wealth Preservation Strategy)

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each Strategy was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the trustees considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

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The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AB Wealth Appreciation Strategy will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from AB Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its

AB WEALTH STRATEGIES •	99

subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest), including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the portfolios of Pooling in which the Strategies invest); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2015 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with indices and a blended benchmark, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2015 and (in the case of comparisons with the indices and blended benchmark) the period since inception.

AB Wealth Appreciation Strategy

The trustees noted that the Strategy (September 2003 inception) was the only fund in the Performance Group. The Strategy was in the 4th quintile of the Performance Universe for the 1- and 3-year periods, and in the 5th quintile of the Performance Universe for the 5- and 10-year periods. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) in

100	• AB WEALTH STRATEGIES

all periods and its blended benchmark (60% S&P 500 Index/40% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S.) in all periods. It outperformed the MSCI ACWI ex U.S. (the Strategy’s secondary benchmark since January 1, 2012) in all periods except the 10-year period and the period since inception. The trustees noted that effective January 1, 2012, the Strategy’s secondary benchmark changed to the MSCI ACWI ex U.S. from the MSCI Europe, Australia Far East (EAFE) Index and its blended benchmark changed to 60% S&P 500 Index/40% MSCI ACWI ex U.S. from 70% S&P 500 Index/30% MSCI EAFE Index. Based on their review, the trustees concluded that the Strategy’s performance was acceptable.

AB Balanced Wealth Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5- and 10-year periods. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) and its blended benchmark (65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index) in all periods. The Strategy outperformed the Barclays U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. The trustees noted the percentage allocation change effective January 1, 2012 to the Strategy’s blended benchmark to 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index from 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index. Based on their review, the trustees concluded that the Strategy’s recent performance was acceptable.

AB Conservative Wealth Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Strategy outperformed the Barclays U.S. Aggregate Bond Index (the Strategy’s primary benchmark since January 1, 2012) in all periods except the 10-year period and the period since inception. It lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark since January 1, 2012) in all periods and its blended benchmark (65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index) in all periods. The trustees noted that effective January 1, 2012 the Strategy’s primary benchmark changed to the Barclays U.S. Aggregate Bond Index from the S&P 500 Index, its secondary benchmark changed to the S&P 500 Index from the Barclays U.S. Aggregate Bond Index, and its blended benchmark changed to 65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index from 70% Barclays U.S. Aggregate

AB WEALTH STRATEGIES •	101

Bond Index/30% S&P 500 Index. Based on their review, the trustees concluded that the Strategy’s recent performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at each Strategy’s current size, its contractual effective advisory fee rate was the same as the Expense Group median with respect to AB Wealth Appreciation Strategy and lower than the Expense Group median with respect to AB Balanced Wealth Strategy and AB Conservative Wealth Strategy.

The Adviser informed the trustees that there were no institutional products managed by it which have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which invest in equity and debt securities. In the case of AB Balanced Wealth Strategy, the trustees noted that the Adviser advises a portfolio of another AB Fund with a somewhat similar investment style for the same fee schedule as the Strategy.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group than the Expense Group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy reflected the impact of the Strategy’s investment in AB Cap Fund, Inc.—AB Multi-Manager Alternative Strategies Fund as an underlying portfolio of the Strategies. The trustees noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might

102	• AB WEALTH STRATEGIES

be voluntary or temporary. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AB Wealth Appreciation Strategy

AB Conservative Wealth Strategy

The trustees noted that each Strategy’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for each Strategy’s expense ratio, the trustees concluded that each Strategy’s expense ratio was acceptable.

AB Balanced Wealth Strategy

The trustees noted that the Strategy’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

AB WEALTH STRATEGIES •	103

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT

ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AB Portfolios (the “Trust”) in respect of AB Balanced Wealth Strategy, AB Wealth Appreciation Strategy and AB Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AB Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles, and AB Multi-Manager Alternative Strategies Fund (“MMAS”). As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	The information in the fee evaluation was completed on July 23, 2015 and discussed with the Board of Trustees on August 4-5, 2015.

2	Future references to the Strategies do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	The AB Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio and Volatility Management Portfolio.

104	• AB WEALTH STRATEGIES

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the MMAS management fee that the Adviser retains—i.e., does not pay to MMAS’ sub-advisers. Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the fee rate payable by each Strategy in respect of its assets invested in MMAS would be reduced by approximately 0.90%. The Adviser will also waive other MMAS fees and operating expenses until December 31, 2015.6 The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of

4	Jones v. Harris at 1427.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The impact of the other MMAS fees and operating expenses waiver for each Wealth Strategy will range up to 1 basis point, depending on the size of the Wealth Strategy.

AB WEALTH STRATEGIES •	105

the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change. In addition to the foregoing, the Adviser intends to waive additional fees payable by the Strategies for a period of at least one year in order to eliminate the expense ratio impact of MMAS’ non-advisory other fees and expenses.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/15 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$1,206.5	Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$1,485.4	Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$333.9	Conservative Wealth Strategy

With respect to the Wealth Appreciation Strategy, the Investment Advisory Agreement was amended on January 6, 2011 to permit reimbursement to the Adviser for certain clerical, legal, accounting, administrative, and other expenses. In May 2015, the Board authorized reimbursement payments under these provisions for the first time. The Investment Advisory Agreement for Balanced Wealth Strategy and Conservative Wealth Strategy does not provide for reimbursements to the Adviser for the above described expenses.

Set forth below are the annualized total expense ratios of the Strategies for the most recent semi-annual period:7,8

	Total Expense Ratio[9]			Acquired Fund Fees and Expenses	Fiscal Year End
Strategy		Net	Gross
Balanced Wealth Strategy[10]	Class A Class B Class C Advisor Class R Class K Class I	1.11% 1.87% 1.87% 0.86% 1.52% 1.21% 0.88%	1.19% 1.95% 1.95% 0.94% 1.60% 1.29% 0.96%	0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25%	August 31 (ratios as of February 28, 2015)

7	The expense ratios include expenses of the underlying Pooling Portfolios and MMAS in which the Strategies invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six-month period ended February 28, 2013, the estimated annualized acquired fund fees and expenses related to the Pooling Portfolios were 0.04%, 0.04% and 0.03%, respectively.

8	Semi-annual total expense ratios are unaudited.

9	Includes acquired fund fees and expenses.

10	The semi-annual total expense ratio for the Fund’s Class A shares reflects the reduction in 12b-1 fees from 0.30% to 0.25% effective August 1, 2014.

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	Total Expense Ratio[9]			Acquired Fund Fees and Expenses	Fiscal Year End
Strategy		Net	Gross
Wealth Appreciation Strategy[10]	Class A Class B Class C Advisor Class R Class K Class I	1.24% 2.00% 1.99% 0.99% 1.67% 1.36% 1.03%	1.36% 2.12% 2.11% 1.11% 1.79% 1.48% 1.14%	0.35% 0.35% 0.35% 0.35% 0.35% 0.35% 0.35%	August 31 (ratios as of February 28, 2015)

Conservative Wealth Strategy[10]	Class A Class B Class C Advisor Class R Class K Class I	1.12% 1.87% 1.87% 0.87% 1.53% 1.22% 0.89%	1.18% 1.93% 1.93% 0.93% 1.59% 1.28% 0.95%	0.19% 0.19% 0.19% 0.19% 0.19% 0.19% 0.19%	August 31 (ratios as of February 28, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients

AB WEALTH STRATEGIES •	107

and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.11 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The AB Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of AVPS – Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy.12

Strategy	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balanced – Neutral	0.70%

Wealth Appreciation Strategy	Alliance Global Balanced – Aggressive	0.75%

Conservative Wealth Strategy	Alliance Global Balanced – Conservative	0.65%

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

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The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)14 and the Strategy’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Balanced Wealth Strategy and Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the Strategies’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

AB WEALTH STRATEGIES •	109

Strategy	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy[17]	0.550	0.638	5/15
Wealth Appreciation Strategy[18]	0.650	0.650	7/13
Conservative Wealth Strategy	0.550	0.610	4/10

However, because Lipper had expanded the EGs of Balanced Wealth Strategy and Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universes (“EUs”) for these Strategies were also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.19

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. To reflect the Strategies’ investment in MMAS, the Strategies’ total expense ratios shown are for semi-annual period ending February 28, 2015.

Strategy	Expense Ratio (%)[20]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy[21]	1.113	1.113	8/15	1.157	29/74
Wealth Appreciation Strategy[22]	1.237	1.165	12/13	1.173	26/37
Conservative Wealth Strategy	1.120	1.068	8/10	1.069	20/27

Based on this analysis, the Strategies have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

16	The contractual management fee does not reflect any advisory fee waiver or expense reimbursements for expense caps that would effectively reduce the actual management fee.

17	The Strategy’s EG includes the Strategy, six other Mixed-Asset Target Allocation Moderate (“MTAM”) funds and eight Mixed-Asset Target Allocation Growth (“MTAG”) funds.

18	The Strategy’s EG includes the Strategy, which is a MTAA fund, and 12 MTAG funds.

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	The Class A shares total expense ratio shown for each Strategy is for the semi-annual period ending February 28, 2015.

21	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end MTAM and MTAG funds, excluding outliers.

22	The Strategy’s EU includes the Strategy, the EG and all other MTAG funds, excluding outliers.

110	• AB WEALTH STRATEGIES

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

AB WEALTH STRATEGIES •	111

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$47,168
Wealth Appreciation Strategy	$22,635
Conservative Wealth Strategy	$11,262

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC fees from the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$6,593,325	$36,597
Wealth Appreciation Strategy	$3,354,986	$22,326
Conservative Wealth Strategy	$2,146,607	$10,089

Fees and reimbursements for out of pocket expenses charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$521,597
Wealth Appreciation Strategy	$541,791
Conservative Wealth Strategy	$143,136

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Multi-Asset Real Return Portfolio, International Value Portfolio, Small-Mid Cap Growth Portfolio and MMAS effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Pooling Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

112	• AB WEALTH STRATEGIES

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB WEALTH STRATEGIES •	113

independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings26 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended May 31, 2015.28

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	4.45	4.45	4.88	4/7	58/103
3 year	10.86	11.01	10.42	5/7	43/100
5 year	8.78	10.65	9.33	7/7	57/85
10 year	5.51	6.69	5.96	5/6	42/64

Wealth Appreciation Strategy[29]
1 year	5.38	N/A	7.09	1/1	23/29
3 year	15.26	N/A	15.85	1/1	18/29
5 year	10.76	N/A	12.32	1/1	23/25
10 year	5.22	N/A	6.61	1/1	17/17

Conservative Wealth Strategy
1 year	3.13	3.44	2.94	8/10	34/76
3 year	5.96	7.90	7.08	8/10	48/72
5 year	5.55	7.94	7.03	9/9	51/65
10 year	4.21	5.52	5.23	7/7	32/39

26	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

27	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

28	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

29	The Strategy’s PG is omitted since the Strategy has no PG peers. Generally, a PG will consist of EG peers of the same Lipper investment classification/objective as the subject Strategy.

114	• AB WEALTH STRATEGIES

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold) versus their benchmarks for the periods ending May 31, 2015. Performance returns for the 10 month period ending May 31, 2015 are shown for the Wealth Strategies to show their performance since MMAS commenced operations.30

	Periods Ending May 31, 2015 Annualized Net Performance (%)
	10 Month (%)[31]	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Wealth Strategy	4.38	4.46	10.86	8.78	5.51	6.18
65% S&P 500 / 35% Barclays Capital U.S. Aggregate Index	8.38	8.77	13.38	12.18	7.16	7.57
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	8.54
Barclays Capital U.S. Aggregate Index	3.24	3.03	2.21	3.90	4.61	4.76
Inception Date: September 2, 2003

Wealth Appreciation Strategy	5.52	5.38	15.26	10.76	5.22	6.20
60% S&P 500 Index / 40% MSCI ACWI Ex USA Net Index	5.94	6.65	16.88	13.18	7.39	8.68
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	8.54
MSCI ACWI Ex USA Net Index	-1.56	-0.90	12.61	8.09	6.04	8.23
Inception Date: September 2, 2003

Conservative Wealth Strategy	3.04	3.13	5.96	5.55	4.21	4.66
65% Barclays Capital U.S. Aggregate / 35% S&P 500 Index	6.03	6.14	8.14	8.38	6.10	6.27
Barclays Capital U.S. Aggregate Index	3.24	3.03	2.21	3.90	4.61	4.76
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	8.54
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Trustees continue to

30	The performance returns are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

31	The 10 month returns, which are not annualized, are shown to indicate the Wealth Strategies’ performance for the period since they began investing in MMAS.

AB WEALTH STRATEGIES •	115

monitor the impact of MMAS on the total expense ratios and performance of the Strategies. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

116	• AB WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB WEALTH STRATEGIES •	117

AB Family of Funds

NOTES

118	• AB WEALTH STRATEGIES

NOTES

AB WEALTH STRATEGIES •	119

NOTES

120	• AB WEALTH STRATEGIES

NOTES

AB WEALTH STRATEGIES •	121

NOTES

122	• AB WEALTH STRATEGIES

NOTES

AB WEALTH STRATEGIES •	123

NOTES

124	• AB WEALTH STRATEGIES

AB WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0815

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Wealth Strategy	2014	$19,536	$—	$12,807
	2015	$20,128	$—	$15,935
AB Wealth Appreciation Strategy	2014	$19,536	$—	$12,807
	2015	$20,128	$—	$15,935
AB Conservative Wealth Strategy	2014	$19,536	$—	$12,807
	2015	$20,128	$—	$15,935
AB Tax-Managed Balanced Wealth Strategy	2014	$46,338	$—	$32,116
	2015	$47,742	$—	$38,860
AB Tax-Managed Wealth Appreciation Strategy	2014	$40,159	$—	$29,812
	2015	$41,376	$—	$33,390
AB Tax-Managed Conservative Wealth Strategy	2014	$46,338	$—	$29,340
	2015	$47,742	$—	$37,989

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy	2014	$381,612	$12,807
			$—
			$(12,807)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB Wealth Appreciation Strategy	2014	$381,612	$12,807
			$—
			$(12,807)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB Conservative Wealth Strategy	2014	$381,612	$12,807
			$—
			$(12,807)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB Tax-Managed Balanced Wealth Strategy	2014	$400,921	$32,116
			$—
			$(32,116)
	2015	$377,110	$38,860
			$—
			$(38,860)
AB Tax-Managed Wealth Appreciation Strategy	2014	$398,617	$29,812
			$—
			$(29,812)
	2015	$371,640	$33,390
			$—
			$(33,390)
AB Conservative Tax-Managed Wealth Strategy	2014	$398,145	$29,340
			$—
			$(29,340)
	2015	$376,239	$37,989
			$—
			$(37,989)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 20, 2015